UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-05823

DOMINI INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

180 Maiden Lane, Suite 1302, New York, New York 10038

(Address of Principal Executive Offices)

Carole M. Laible

Domini Impact Investments LLC

180 Maiden Lane, Suite 1302

New York, New York 10038

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2021

Item 1.	Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

(b)	Not applicable

Annual Report 2021

July 31, 2021

Domini Impact Equity FundSM

Domini International Opportunities FundSM

Domini Sustainable Solutions FundSM

Domini Impact International Equity FundSM

Domini Impact Bond FundSM

Thousands of starfish washed ashore.

A little girl began placing them back in the water

so they wouldn’t die.

“Don’t bother, dear,” her mother said,

“it won’t make a difference.”

The girl stopped for a moment and

looked at the starfish in her hand.

“It will make a difference to this one.”

Sign up for Domini news and impact updates at domini.com/subscribe

TABLE OF CONTENTS

2	Letter to Shareholders

4	The Original Influencers

Fund Performance and Holdings

15	Domini Impact Equity Fund

30	Domini International Opportunities Fund

45	Domini Sustainable Solutions Fund

53	Domini Impact International Equity Fund

69	Domini Impact Bond Fund

92	Expense Example

Financial Statements

95	Domini Impact Equity Fund

96	Domini International Opportunities Fund

97	Domini Sustainable Solutions Fund

98	Domini Impact International Equity Fund

139	Domini Impact Bond Fund

Board of Trustees’ Approval of Continuance of Management and Submanagement Agreements

164	Domini Impact Equity Fund, Domini Sustainable Solutions Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund

178	Statement Regarding Liquidity Risk Management Program

180	Trustees and Officers

184	Proxy Voting Information

184	Quarterly Portfolio Schedule Information

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

Thirty years. Jeepers. This year marks the 30th anniversary of the Domini Impact Equity Fund. Thirty years ago, we shared our passion for investing with purpose — a positive purpose for our future with you, our shareholders. Since the beginning of our voyage together, we’ve dedicated ourselves to spreading the word: if we are to live on a green planet and if we are to allow every human to thrive, investors must play an active role.

The idea makes sense. In fact it makes so much sense that last year, 33 percent of $51.4 trillion in total U.S assets under professional management were invested in sustainable, responsible, and impact investing strategies.1 As ever larger mutual fund complexes enter the impact investing space, we can’t help but smile; their entry is competition, yes — but more importantly, it’s the fulfillment of our vision. All investing should be “investing for good,” whether it’s through retirement plans, education plans, or via traditional brokerage accounts. Today, many view impact investing as a growing trend. But for us, it will always be a proud tradition.

Shareholders are powerful people in a capitalist society. Companies listen to us — and we, in turn, must continue to urge the best of them. We must realize that we’re more than owners of shares in a company — we’re influencers. What’s more? We’re essential. After all, financial asset managers are sophisticated, global, have seemingly limitless resources, near perfect information, and the capacity to respond instantaneously. How can a future that holds a thriving ecosystem and thriving individuals hope to evolve without the strength of asset managers acting in ethical and constructive ways? You, and other investors who care, help humanity flourish.

Mutual funds remain one of the most popular ways to invest in the stock and bond markets, especially as part of employer-sponsored 401(k) plans and self-directed IRAs. Invest in the right mutual fund and you not only create a diversified portfolio, but you also become part of a community of individuals that together can help make a difference. You’re someone who cares not only about investment returns, but also about how those returns are made. Together we hold companies to certain standards and engage with them on issues that matter most. By doing so, we create positive outcomes for people, the planet, and portfolios.

Domini investors have spread the word for thirty years. Together we work to positively impact the current climate crisis, the novel coronavirus pandemic, and racial and gender inequality. If we can come together to build a better world — despite the world that 2020 gave us — then we can do anything.

So here’s to another thirty years of investing for good. Here’s to using our power as shareholders to shape the world we live in — a world that continues to need our attention. And here’s to the opportunity to be part of the solution as we seek the universal human dignity and ecological sustainability necessary for the future generations.

Thank you for joining us on this journey. Whether you’ve been with us for thirty years or thirty days, you inspire us to continue to harness the power of finance to create a better world.

Carole Laible CEO	Amy Domini Founder and Chair

THE ORIGINAL INFLUENCERS

Amy Domini began her career as a stockbroker. She was fascinated when a client told her they wouldn’t invest in destructive mining operations. She listened when another told her they wouldn’t invest in tobacco companies. Or forestry operations. They wanted to invest in companies that helped society; companies that offered clean energy, paid fair wages, and cared about environmental sustainability and human rights. These clients were investors, they were shareholders, and they were Amy Domini’s original influencers. And they have lived up to their name, as their ethical ways of investing inspired Amy to join with Steve Lydenberg to launch the Domini 400 Social Index in 1990 — even though, as Amy has said, “Wall Street thought we were completely nuts. They didn’t think we could ever get the same kind of returns including ethical standards in our investment decisions and they didn’t think investors really cared.”

Shared values. Mutual fund.

Since Domini’s founding, Amy has inspired thousands of individual and institutional investors to join her on her quest for universal human dignity and ecological sustainability. She wrote or co-wrote five books, started a research company, launched mutual funds, and dedicated herself to advocating investing ethically, seeking positive planetary impact and universal human dignity. The Domini Impact Equity Fund, which launched in 1991, was the first socially and environmentally screened index fund in the world.

Fierce standards. Gentle caring.

Amy’s goals of universal human dignity and ecological sustainability led to one set of standards that would allow for their achievement: the Domini Impact Investment Standards. Universal to all of our products, these environmental and social standards have stood the test of time, continuing to help us identify long-term investments across both our equity and fixed-income strategies. Why? Because what gets counted counts. When ethical investors invest in low carbon footprint companies, other companies start paying attention to their own carbon footprint. When we boycott companies aiding warlords, companies reconsider aiding warlords for profit.

“It all begins with seeing simple truths. It begins with the collective realization that the secret to making an impact is small. Together, we can each do something — and this, in the end, is everything.”

–Amy Domini

Our Impact Investment Standards have two fundamental goals:

Universal Human Dignity

We seek investments that promote universal values of fairness, equality, justice, and respect for human rights.

In 2020, many of our investments worked to address structural barriers by directing capital and providing economic opportunity to historically underserved communities in the U.S. and around the world.

For example, we are invested in a bond issued by the MacArthur Foundation that funds organizations and initiatives that address the economic and social challenges resulting from the COVID-19 pandemic, particularly among communities of color.

Ecological Sustainability

We seek investments that promote long-term environmental sustainability, including climate change mitigation and adaptation.

Many of our investments support the Paris Agreement, including the generation and expansion of access to water and affordable renewable energy, green buildings, energy efficient and water efficient infrastructure, clean water, and climate mitigation and adaptation policies.

For example, we are invested in Consolidated Edison, a utility that owns and operates renewable energy infrastructure projects and is the second largest solar energy producer in North America.

Proposing better: When a shareholder is at their best.

Shareholders have the power to put forward proposals. Shareholder proposals are when we make recommendations that a company or board of directors take action, and these proxy proposals have proven to be a highly effective corporate accountability tool. In fact, we’ve been driving corporations to do better since we made our first shareholder proposal in 1994. In 2020, we filed our 300th, continuing to hold companies accountable for their social and environmental impacts. We may be small, but we pack a punch.

The goal with shareholder proposals is to encourage companies to work with us and with our non-governmental organization (NGO) partners to make progress on an underlying issue such as human hardship at agricultural facilities or inappropriate waste treatment. Often, our proposals motivate companies to work together with our partnership and we reach an agreed upon advancement. In these cases, we are pleased to withdraw the proposals. If not, they are included in proxy statements and presented at corporate annual meetings, where they are put to a vote.

Last year we filed eight shareholder proposals with companies on topics related to climate policy, executive compensation, and drug pricing. We successfully withdrew seven of our proposals after reaching agreements with the companies. For example, we recommended that Tesla publish a Diversity, Equity, and Inclusion report — and they did. The results of our proposals do not always lead to success this immediate, but they almost always bring the conversation forward.

Innovation and determination.

Innovation is also a key driver of influence. If there are no fixed-income funds that incorporate social and environmental standards, for example, sometimes the solution is to create one yourself. When it launched in 2000, the Domini Impact Bond Fund was one of the first of its kind. Today it continues to provide its shareholders the opportunity to help build healthy communities through an intermediate-term, investment-grade U.S. fixed-income portfolio combining Domini’s environmental and social research with a fundamental analytical approach to security selection. In 2020, the Domini Impact Bond Fund had $20.3 million invested in green, social, and sustainability bonds.

Fund something mutual.

In 2020, we continued on our innovation journey, creating new mutual funds that excite our investors and push the field forward. The launch of the both the Domini Sustainable Solutions Fund and the Domini International Opportunities Fund brought our fund family to five.

Our Sustainable Solutions Fund invests in companies that make products or provide services that advance progress toward meeting key problematic areas facing society. Such issues as access to healthy food, capital for small businesses, education, affordable health care, or provision of clean energy, public transit, and affordable housing guide our purchase decisions. An equity fund, the Domini Sustainable Solutions Fund provides shareholders the chance to help address many of the world’s sustainability challenges through high-conviction exposure to solution-oriented companies around the world.

The new Domini International Opportunities Fund is also an equity fund. It provides shareholders core exposure to developed international stock markets through a diversified portfolio of mid-to-large-capitalization companies that demonstrate peer-relative environmental and social leadership, and opportunistic exposure to solution-oriented companies focused on themes such as a low-carbon future, building sustainable communities, health and well-being, among others.

Through these two Funds, as well as the Domini Impact Equity Fund, we seek to invest in companies that support the following sustainability themes:

All of the above information is as of December 31, 2020. Eligibility decisions and the composition of the Fund’s portfolio are subject to change.

Independent firm. Independent research. Collective influence.

Independence is a key driver of impact — and influence. Domini is one the few independent impact investment firms left. Our research reflects our independence. Due to our impact investing standards, we’re constantly reassessing how to better capture risks and opportunities. Our proprietary key performance indicators (KPIs) ensure we’re vigilantly focused on the most pressing sustainability challenges in the context of a company’s business model and industry. Last year we refined and enhanced our KPIs to codify diversity metrics universally across all industries. We also updated KPIs for the financial sector to further address climate change and deforestation. Our independence provides us with an unique opportunity to pursue any area of debate and to seek solutions in highly innovative ways.

Projects, plans, and prosperity.

We believe that reforestation is key to mitigating climate change and preserving our planet. That is why we launched our Forest Project, to highlight this fact: forests matter. We can better understand the drivers of forest destruction, its impact on our investment decisions, and how to encourage ourselves, corporations, and governments to become forest value creators. Our core goal of ecological sustainability demands we share our leadership on this issue.

Our Racial Justice Action Plan demonstrates our commitment to the inherent dignity and the equal and inalienable rights of all members of the human family as the foundation of freedom, justice, and peace in the world. Our core goal of universal human dignity demands that we do all that we can to create true equity among all people.

We welcome you, our shareholders, friends, and questioning guests. We invite you to get to know us and to make our work better. And remember, with Domini even the smallest investment is part of something big, something important — working to build a better world.

Your values are talking. Domini is listening.

As a mutual fund manager, Domini is a shareholder — and proud 30-year-young influencer — of many companies. And if we’re one, so are you. Together, let’s grow communities, inspire companies, preserve the planet, and seek a world where shared prosperity is a way of life. As our shareholder, we hope you understand that your views impact ours. We want to hear from you and we’re listening.

Thank you for being part of our community.

“Slowly, the numbers have proved me — and moved me. Last year, 33 percent of the $51.4 trillion in total U.S. assets under professional management were invested in sustainable, responsible, and impact investing strategies.1 Today, many view impact investing as a growing trend. But for me, it will always be a proud tradition.”

–Amy Domini

1. US SIF Foundation. (2020, November 16). US SIF Report on US Sustainable and Impact Investing Trends 2020. ussif.org. https://www.ussif.org/files/Trends%20Report%202020%20 Executive%20Summary.pdf.

The holdings discussed above can be found in the portfolio of the Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Sustainable Solutions Fund, Domini Impact International Equity Fund and Domini Impact Bond Fund, included herein. The composition of each portfolio is subject to change.

The Domini Funds are not bank deposits and are not insured. Investment return, principal value, and yield will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may lose money. See the prospectus for more information on risks.

The Domini Impact Equity Fund is subject to certain risks including impact investing, portfolio management, information, market, recent events, and mid- to large-cap companies risks. The Domini Impact International Equity Fund is subject to certain risks including foreign investing, emerging markets, geographic focus, country, currency, impact investing, and portfolio management risks. The Domini Sustainable Solutions Fund is subject to certain risks including sustainable investing, portfolio management, information, market, recent events, and mid- to large-cap companies and small-cap companies risks. The Domini International Opportunities Fund is subject to certain risks including foreign investing, geographic focus, country, currency, impact investing, and portfolio management risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. These risks may be heightened in connection with investments in emerging market countries.

The Domini Impact Bond Fund is subject to certain risks including impact investing, portfolio management, style risk, information, market, recent events, interest rate and credit risks. The value of your investment will fluctuate with changes in interest rates and could decline if an issuer’s credit rating falls, it goes bankrupt or it fails to pay, or otherwise defaults on payments of interest or principal. The Domini Impact Bond Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates, mortgage-backed securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates. Some of the Domini Impact Bond Fund’s community development investments may be unrated and carry greater credit risks than its other investments. Potential risks related to the Bond Fund’s investments in derivatives include currency, leverage, liquidity, index, pricing and counterparty risk. TBA (To Be Announced) securities involve the risk that the security the Bond Fund buys will lose value prior to its delivery, that the security will not be issued, or the other party to the transaction will not meet its obligation, which can adversely affect the Fund’s returns. The reduction or withdrawal of historical financial market support activities by the U.S. Government and Federal Reserve, or other governments/central banks could negatively impact financial markets generally and increase market, liquidity and interest rate risks which could adversely affect the Fund’s returns.

The Adviser’s evaluation of environmental and social factors in its investment selections and the timing of the Subadviser’s implementation of the Adviser’s investment selections will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund depending on whether such investments are in or out of favor. The value of your investment may decrease if the Adviser’s or Subadviser’s judgement about Fund investments does not produce the desired results. There is a risk that information used by the Adviser to evaluate environmental and social factors, may not be readily available or complete, which could negatively impact the Adviser’s ability to evaluate such factors and Fund performance. The market value of Fund investments will fluctuate and you may lose money.

There is a Public health crisis caused by the COVID-19 outbreak that may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The market prices of companies at different capitalization levels may vary due to market conditions and cycles. The value of your investment will be affected by the Fund’s exposure to mid-, large- and small-cap companies.

This report is not authorized for distribution to prospective investors of the Domini Funds referenced herein unless preceded or accompanied by a current prospectus for the relevant Fund. Nothing herein is to be considered a recommendation concerning the merits of any noted company, or an offer of sale or solicitation of an offer to buy shares of any Fund or company referenced herein. Such offering is only made by prospectus, which includes details as to the offering price and other material information. Carefully consider the Funds’ investment objectives, risk factors and charges and expenses before investing. This and other information can be found in the Funds’ prospectus, which may be obtained by calling 1-800-582-6757 or at domini.com. Engagement statistics are provided on a best effort basis.

DSIL Investment Services LLC (DSILD), Distributor, Member FINRA. Domini Impact Investments LLC (Domini) is the Funds’ investment manager. The Funds are subadvised by unaffiliated entities. 9/21

DOMINI IMPACT EQUITY FUND

Performance Commentary (Unaudited)

The Fund invests in a diversified portfolio of primarily mid- to large-cap U.S. equities. Domini makes all security selections and investment decisions, combining two unique strategies: “Core” and “Thematic Solutions.” Core seeks to provide diversified exposure to the U.S. equity market through a broad selection of companies that demonstrate strong environmental and social performance relative to their peers. Thematic Solutions seeks to provide opportunistic exposure to solution-oriented companies helping to address sustainability challenges, as determined by Domini’s environmental, social, and financial research and analysis. As of July 31, 2021, 87.5% of the Fund’s portfolio was allocated to its Core strategy and 12.5% was allocated to its Thematic Solutions strategy (excluding cash).

SSGA Funds Management, Inc., an SEC-registered investment adviser, serves as subadviser to the Fund, responsible for purchasing and selling securities to implement Domini’s investment instructions and for managing the Fund’s short-term investments. SSGA FM is unaffiliated with the Domini Funds, other than with respect to the provision of submanagement services.

Portfolio Performance:

The Domini Impact Equity Fund Investor shares returned 33.43% for the twelve-month period ended July 31, 2021, underperforming relative to the S&P 500 Index (the “benchmark”) return of 36.45%.

Security selection was the primary driver of the Fund’s overall underperformance relative to the benchmark, particularly in Health Care, with weak performance from stocks such as Teladoc Health, a telemedicine services provider; Orasure Technologies, a rapid diagnostics provider; and Seagen, a cancer treatment developer. Overall, over- and under-exposures to specific sectors did not have a material impact on relative results.

The Fund’s overweight positions in the Thematic Solutions strategy’s low-carbon transition theme was additive to performance. Electric vehicle manufacturer Tesla was our single strongest position, as its stock appreciated +140.2%, and the company was added to the S&P 500 Index on December 21, 2020. Another top performer for the Fund was solar microinverter manufacturer Enphase Energy. Microinverter technology works to yield the power generated by solar panels independently. Using individual inverters on each panel rather than one inverter with string technology to multiple panels can offer advantages for multi-directional panels or shade.

Following strong performance over the course of the 2020 calendar year, the Fund encountered a period of more challenging performance beginning in February of 2021 and persisting through much of the spring, as the strong U.S. economic recovery and inflation concerns drove a move away from many of the growth stocks that had helped drive much of the Fund’s earlier outperformance, in favor of cheaper and more value-oriented stocks. Although the Fund modestly lagged its benchmark for the fiscal year, we are confident in its investment approach and believe it can provide shareholders competitive returns over a full market cycle. The strong performance of the Fund since the inception of its current investment strategy, which will hit its three-year track record at the start of December, helps support the value of environmental and social standards in the investment decision-making process. By continuing to invest in well-managed companies that demonstrate strong environmental and social performance relative to their peers, coupled with opportunistic exposure to companies at the forefront of addressing critical sustainability challenges, we believe we can continue to create sustainable, long-term value for our shareholders, our planet, and our global community.

TEN LARGEST HOLDING (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS

Apple Inc	7.4%	NVIDIA Corp	1.5%

Microsoft Corp	6.8%	Visa, Inc Class A	1.3%

Alphabet, Inc Class A	5.0%	Home Depot, Inc (The)	1.1%

Amazon.com, Inc	4.6%	Proctor & Gamble Co (The)	1.1%

Tesla, Inc	1.9%	Mastercard, Inc Class A	1.1%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Fund’s Portfolio of Investments as of 7/31/2021, included herein. The composition of the Fund’s portfolio is subject to change.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

DOMINI IMPACT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2021 (Unaudited)	Investor shares	S&P 500

1 Year	33.43%	36.45%

5 Year	16.84%	17.35%

10 Year	12.95%	15.35%

Comparison of $10,000 Investment in the Domini Impact Equity Fund Investor Shares (DSEFX) and S&P 500 (Unaudited)

NOTE: The Fund’s current investment strategy commenced on December 1, 2018 with SSGA Funds Management, Inc as its subadviser. Performance information for periods prior to December 1, 2018 reflects the investment strategies employed during those periods.

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s Investor share annual operating expenses totaled 1.09% (gross and net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor share expenses to 1.09% through November 30, 2021, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including impact investing, portfolio management, information, market, recent events, and mid- to large-cap companies risks. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

DOMINI IMPACT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2021 (Unaudited)	Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	S&P 500

1 Year	27.09%	33.42%	36.45%

5 Year	15.69%	16.82%	17.35%

10 Year	12.40%	12.95%	15.35%

Comparison of $10,000 Investment in the Domini Impact Equity Fund Class A Shares (DSEPX) and S&P 500 (with 4.75% Maximum Sales Charge) (Unaudited)

NOTE: The Fund’s current investment strategy commenced on December 1, 2018 with SSGA Funds Management, Inc as its subadviser. Performance information for periods prior to December 1, 2018 reflects the investment strategies employed during those periods.

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s Class A share annual operating expenses totaled 1.47% /1.09% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A share expenses to 1.09% through November 30, 2021, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including impact investing, portfolio management, information, market, recent events, and mid- to large-cap companies risks. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

DOMINI IMPACT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2021 (Unaudited)	Institutional shares	S&P 500

1 Year	33.89%	36.45%

5 Year	17.26%	17.35%

10 Year	13.37%	15.35%

Comparison of $500,000 Investment in the Domini Impact Equity Fund Institutional Shares (DIEQX) and S&P 500 (Unaudited)

NOTE: The Fund’s current investment strategy commenced on December 1, 2018 with SSGA Funds Management, Inc as its subadviser. Performance information for periods prior to December 1, 2018 reflects the investment strategies employed during those periods.

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s Institutional share annual operating expenses totaled 0.74% (gross and net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Institutional share expenses to 0.74% through November 30, 2021, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including impact investing, portfolio management, information, market, recent events, and mid- to large-cap companies risks. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

DOMINI IMPACT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2021 (Unaudited)	Class Y shares	S&P 500

1 Year	33.81%	36.45%

5 Year	17.15%	17.35%

10 Year	13.30%	15.35%

Comparison of $10,000 Investment in the Domini Impact Equity Fund Class Y Shares (DSFRX) and S&P 500 (Unaudited)

NOTE: The Fund’s current investment strategy commenced on December 1, 2018 with SSGA Funds Management, Inc as its subadviser. Performance information for periods prior to December 1, 2018 reflects the investment strategies employed during those periods.

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s Class Y share annual operating expenses totaled 0.94%/0.80% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class Y share expenses to 0.80% through November 30, 2021, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund’s net asset values and assumes all dividend and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including impact investing, portfolio management, information, market, recent events, and mid- to large-cap companies risks. You may lose money.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2021

SECURITY	SHARES	VALUE
Long Term Investments – 99.9%
Common Stocks – 99.9%
Communication Services – 11.1%
Alphabet, Inc., Class A (a)	20,550	$55,372,592
Altice USA, Inc., Class A (a)	8,300	255,059
AT&T, Inc.	252,085	7,070,984
Charter Communications, Inc., Class A (a)	4,258	3,168,165
Comcast Corp., Class A	160,821	9,461,099
Electronic Arts, Inc.	10,418	1,499,775
Lumen Technologies, Inc.	37,600	468,872
Match Group, Inc. (a)	9,100	1,449,357
Netflix, Inc. (a)	15,338	7,938,489
New York Times Co. (The), Class A	94,536	4,138,786
Omnicom Group, Inc.	7,400	538,868
Pinterest, Inc., Class A (a)	19,300	1,136,770
Roku, Inc. (a)	4,000	1,713,240
SoftBank Group Corp. ADR	78,173	2,453,850
Spotify Technology SA (a)	4,200	960,414
Take-Two Interactive Software, Inc. (a)	3,981	690,385
TELUS Corp.	45,694	1,014,407
T-Mobile US, Inc. (a)	20,800	2,995,616
Verizon Communications, Inc.	140,895	7,859,123
Walt Disney Co. (The) (a)	64,093	11,281,650
Zillow Group, Inc., Class A (a)	7,100	760,623

		122,228,124

Consumer Discretionary – 13.2%
Advance Auto Parts, Inc.	2,357	499,825
Amazon.com, Inc. (a)	15,319	50,975,351
Aptiv PLC (a)	9,500	1,585,075
Best Buy Co., Inc.	8,149	915,540
Booking Holdings, Inc. (a)	1,460	3,180,260
BorgWarner, Inc.	8,400	411,432
Bright Horizons Family Solutions, Inc. (a)	2,400	358,800
Burlington Stores, Inc. (a)	2,400	803,520
Chegg, Inc. (a)	59,148	5,242,287
Chipotle Mexican Grill, Inc. (a)	917	1,708,775
Cie Generale des Etablissements Michelin SCA ADR	28,750	939,550
Dollar General Corp.	8,300	1,930,912
eBay, Inc.	23,300	1,589,293
Etsy, Inc. (a)	4,300	789,093
Garmin, Ltd.	5,246	824,671
Home Depot, Inc. (The)	37,951	12,455,139
Lowe’s Cos., Inc.	25,141	4,844,419
MercadoLibre, Inc. (a)	1,700	2,666,790
NIKE, Inc., Class B	44,349	7,428,901
NIO, Inc. ADR (a)	47,200	2,108,896
NVR, Inc. (a)	120	626,712
O’Reilly Automotive, Inc. (a)	2,500	1,509,600
Peloton Interactive, Inc., Class A (a)	8,900	1,050,645

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

SECURITY	SHARES	VALUE

Consumer Discretionary (Continued)
Sony Corp. ADR	43,155	$4,501,067
Starbucks Corp.	41,467	5,035,338
Tapestry, Inc. (a)	9,300	393,390
Target Corp.	17,451	4,555,584
Tesla, Inc. (a)	31,147	21,404,218
TJX Cos., Inc.	39,600	2,724,876
Ulta Beauty, Inc. (a)	1,898	637,348
VF Corp.	11,800	946,360
Williams-Sonoma, Inc.	2,600	394,420

		145,038,087

Consumer Staples – 5.6%
AppHarvest, Inc. (a)	95,255	1,135,440
Beyond Meat, Inc. (a)	25,397	3,116,212
Campbell Soup Co.	7,991	349,367
Church & Dwight Co., Inc.	8,712	754,285
Clorox Co. (The)	4,400	795,916
Colgate-Palmolive Co.	29,525	2,347,237
Costco Wholesale Corp.	15,603	6,704,921
Estee Lauder Cos., Inc. (The), Class A	7,677	2,562,813
General Mills, Inc.	21,599	1,271,317
JM Smucker Co. (The)	3,746	491,138
Keurig Dr Pepper, Inc.	25,200	887,292
Kimberly-Clark Corp.	11,718	1,590,367
Kraft Heinz Co. (The)	22,123	851,072
Kroger Co. (The)	25,711	1,046,438
Lamb Weston Holdings, Inc.	4,900	327,173
L’Oreal SA ADR	37,500	3,430,500
McCormick & Co., Inc.	9,300	782,781
Mondelez International, Inc., Class A	49,847	3,153,321
PepsiCo, Inc.	48,731	7,648,330
Procter & Gamble Co. (The)	86,125	12,249,559
SunOpta, Inc. (a)	277,337	2,912,038
Sysco Corp.	17,303	1,283,883
Unilever PLC ADR	90,885	5,228,614
Walgreens Boots Alliance, Inc.	25,348	1,195,158

		62,115,172

Financials – 9.2%
Aflac, Inc.	22,515	1,238,325
AGNC Investment Corp.	18,200	288,834
Allstate Corp.	10,200	1,326,510
American Express Co.	21,248	3,623,421
Annaly Capital Management, Inc.	47,900	406,671
Aon PLC, Class A	7,700	2,002,231
Bank of America Corp.	265,654	10,190,487
Bank of Montreal	22,731	2,266,281
Bank of New York Mellon Corp. (The)	28,800	1,478,304
Bank of Nova Scotia (The)	41,066	2,564,161

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

SECURITY	SHARES	VALUE

Financials (Continued)
BlackRock, Inc.	5,034	$4,365,334
Canadian Imperial Bank of Commerce	15,400	1,790,096
Capital One Financial Corp.	15,718	2,541,600
Cboe Global Markets, Inc.	3,700	438,339
Charles Schwab Corp. (The)	53,078	3,606,650
Chubb, Ltd.	13,587	2,292,670
Cincinnati Financial Corp.	5,411	637,849
Citigroup, Inc.	72,708	4,916,515
CME Group, Inc.	12,298	2,608,775
Comerica, Inc.	4,654	319,544
Discover Financial Services	10,800	1,342,656
DNB Bank ASA ADR (a)	30,840	628,828
East West Bancorp, Inc.	4,800	341,520
Equitable Holdings, Inc.	15,300	472,311
Everest Re Group, Ltd.	1,500	379,245
FactSet Research Systems, Inc.	1,300	464,464
Fifth Third Bancorp	24,956	905,653
First Republic Bank	6,100	1,189,622
Hartford Financial Services Group, Inc. (The)	12,493	794,805
Huntington Bancshares, Inc.	34,900	491,392
Intercontinental Exchange, Inc.	19,495	2,336,086
Invesco, Ltd.	16,303	397,467
KeyCorp	34,000	668,440
London Stock Exchange Group PLC ADR	72,800	1,925,560
Markel Corp. (a)	490	591,023
MarketAxess Holdings, Inc.	1,300	617,721
Marsh & McLennan Cos., Inc.	17,730	2,610,210
MetLife, Inc.	23,700	1,367,490
Moody’s Corp.	5,714	2,148,464
Morgan Stanley	51,859	4,977,427
MSCI, Inc.	2,805	1,671,668
Nasdaq, Inc.	4,200	784,266
Northern Trust Corp.	7,000	789,950
PNC Financial Services Group, Inc. (The)	14,949	2,726,847
Principal Financial Group, Inc.	9,400	584,022
Progressive Corp. (The)	20,458	1,946,783
Prudential Financial, Inc.	13,961	1,400,009
Raymond James Financial, Inc.	4,300	556,764
Regions Financial Corp.	33,528	645,414
S&P Global, Inc.	8,598	3,686,134
T Rowe Price Group, Inc.	8,111	1,655,942
Toronto-Dominion Bank (The)	63,717	4,233,995
Travelers Cos., Inc. (The)	8,916	1,327,771
Truist Financial Corp.	47,802	2,601,863
US Bancorp	46,916	2,605,715

		100,770,124

Health Care – 12.6%
AbbVie, Inc.	61,252	7,123,608

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

SECURITY	SHARES	VALUE

Health Care (Continued)
ABIOMED, Inc. (a)	1,600	$523,424
Agilent Technologies, Inc.	10,800	1,654,884
Alcon, Inc.	17,362	1,263,954
Align Technology, Inc. (a)	2,600	1,809,080
Alnylam Pharmaceuticals, Inc. (a)	4,100	733,654
Amgen, Inc.	20,219	4,883,697
Becton Dickinson and Co.	10,151	2,596,118
Biogen, Inc. (a)	5,367	1,753,560
BioMarin Pharmaceutical, Inc. (a)	6,300	483,399
Bio-Rad Laboratories, Inc., Class A (a)	800	591,608
Bio-Techne Corp.	1,400	675,136
Bristol-Myers Squibb Co.	77,401	5,253,206
Cerner Corp.	10,723	862,022
Cooper Cos., Inc. (The)	1,700	717,009
CSL, Ltd. ADR	32,300	3,436,720
Danaher Corp.	22,315	6,638,489
DENTSPLY SIRONA, Inc.	7,516	496,357
DexCom, Inc. (a)	13,505	6,961,963
Edwards Lifesciences Corp. (a)	22,072	2,478,023
Exact Sciences Corp. (a)	20,548	2,215,896
Gilead Sciences, Inc.	44,646	3,048,875
GlaxoSmithKline PLC ADR	87,325	3,505,226
Guardant Health, Inc. (a)	3,300	362,340
Henry Schein, Inc. (a)	4,800	384,720
Hologic, Inc. (a)	81,726	6,132,719
IDEXX Laboratories, Inc. (a)	3,019	2,048,482
Illumina, Inc. (a)	5,049	2,503,042
Incyte Corp. (a)	6,500	502,775
Inspire Medical Systems, Inc. (a)	15,931	2,917,922
Insulet Corp. (a)	2,300	643,287
Koninklijke Philips NV	32,176	1,481,383
Masimo Corp. (a)	1,800	490,302
Merck & Co., Inc.	88,235	6,782,624
Mettler-Toledo International, Inc. (a)	790	1,164,231
Moderna, Inc. (a)	11,800	4,172,480
Novo Nordisk A/S ADR	56,678	5,248,383
Organon & Co. (a)	8,823	255,955
PerkinElmer, Inc.	3,900	710,697
Pfizer, Inc.	197,070	8,436,567
Quest Diagnostics, Inc.	4,615	654,407
Regeneron Pharmaceuticals, Inc. (a)	3,642	2,092,730
ResMed, Inc.	5,246	1,425,863
Sanofi ADR	77,316	3,986,413
Seagen, Inc. (a)	37,414	5,738,933
STERIS PLC	3,000	653,850
Stryker Corp.	11,528	3,123,396
Teladoc Health, Inc. (a)	27,065	4,017,799
Teleflex, Inc.	1,700	675,631
Thermo Fisher Scientific, Inc.	13,788	7,445,658
Veeva Systems, Inc., Class A (a)	4,806	1,599,004

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

SECURITY	SHARES	VALUE

Health Care (Continued)
Vertex Pharmaceuticals, Inc. (a)	9,243	$1,863,204
Waters Corp. (a)	2,163	843,159

		138,063,864

Industrials – 6.8%
Allegion PLC	3,100	423,460
Ameresco, Inc., Class A (a)	121,933	8,356,068
AO Smith Corp.	4,500	316,485
Assa Abloy AB ADR	66,242	1,061,197
Brambles, Ltd. ADR	25,600	440,576
Carrier Global Corp.	30,200	1,668,550
CH Robinson Worldwide, Inc.	4,700	419,099
Cintas Corp.	3,200	1,261,376
Copart, Inc. (a)	7,500	1,102,500
CoStar Group, Inc. (a)	13,710	1,218,134
Cummins, Inc.	5,141	1,193,226
Deere & Co.	10,045	3,632,172
Deutsche Post AG ADR	34,937	2,371,174
Donaldson Co., Inc.	4,000	264,760
Emerson Electric Co.	20,826	2,101,135
Expeditors International of Washington, Inc.	5,900	756,675
Fastenal Co.	20,158	1,104,054
Fortune Brands Home & Security, Inc.	4,800	467,856
Generac Holdings, Inc. (a)	2,100	880,656
Graco, Inc.	5,700	445,056
Hubbell, Inc.	1,800	360,828
IAA, Inc. (a)	5,500	332,640
IDEX Corp.	2,800	634,732
IHS Markit, Ltd.	12,194	1,424,747
Illinois Tool Works, Inc.	10,052	2,278,487
Ingersoll Rand, Inc. (a)	12,969	633,795
JB Hunt Transport Services, Inc.	3,100	522,195
JetBlue Airways Corp. (a)	10,288	152,160
Johnson Controls International PLC	25,536	1,823,781
Lennox International, Inc.	1,200	395,316
Masco Corp.	8,900	531,419
Nidec Corp. ADR	68,956	1,942,491
Nordson Corp.	1,800	407,034
Old Dominion Freight Line, Inc.	3,700	995,855
Otis Worldwide Corp.	14,900	1,334,295
Owens Corning	3,633	349,349
PACCAR, Inc.	12,000	995,880
Pentair PLC	5,500	405,185
Plug Power, Inc. (a)	19,000	518,320
Rockwell Automation, Inc.	3,972	1,221,072
Roper Technologies, Inc.	3,757	1,845,964
Schneider Electric SE ADR	93,400	3,129,834
Siemens AG ADR	56,636	4,423,555
Snap-on, Inc.	2,000	435,960

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

SECURITY	SHARES	VALUE

Industrials (Continued)
Stanley Black & Decker, Inc.	5,654	$1,114,121
Sunrun, Inc. (a)	84,621	4,482,374
Thomson Reuters Corp.	5,800	614,742
Toro Co. (The)	3,700	420,838
Trane Technologies PLC	8,407	1,711,749
Trex Co., Inc. (a)	4,000	388,400
United Parcel Service, Inc., Class B	25,693	4,916,612
United Rentals, Inc. (a)	2,600	856,830
Vestas Wind Systems A/S ADR	98,600	1,213,273
Westinghouse Air Brake Technologies Corp.	6,191	525,430
WW Grainger, Inc.	1,570	697,991
Xylem, Inc.	6,300	792,855

		74,314,318

Information Technology – 36.5%
Accenture PLC, Class A	22,400	7,116,032
Adobe, Inc. (a)	16,861	10,481,303
Advanced Micro Devices, Inc. (a)	43,150	4,582,098
Apple, Inc.	557,796	81,360,125
Applied Materials, Inc.	32,002	4,478,040
ASML Holding NV	14,400	11,041,056
Autodesk, Inc. (a)	21,712	6,972,375
Automatic Data Processing, Inc.	15,168	3,179,668
Broadcom, Inc.	13,813	6,704,830
Cadence Design Systems, Inc. (a)	9,784	1,444,608
Cisco Systems, Inc.	137,291	7,601,803
Crowdstrike Holdings, Inc., Class A (a)	6,600	1,673,826
Dell Technologies, Inc., Class C (a)	8,900	859,918
DocuSign, Inc. (a)	20,008	5,963,184
Enphase Energy, Inc. (a)	55,717	10,563,943
First Solar, Inc. (a)	2,900	249,516
Fiserv, Inc. (a)	21,200	2,440,332
Infineon Technologies AG ADR	43,500	1,665,180
Intel Corp.	142,379	7,648,600
International Business Machines Corp.	31,866	4,491,831
Intuit, Inc.	9,422	4,993,377
KLA Corp.	5,310	1,848,730
Lam Research Corp.	5,000	3,187,050
Mastercard, Inc., Class A	30,652	11,829,833
Maxim Integrated Products, Inc.	9,700	969,127
Micron Technology, Inc. (a)	39,900	3,095,442
Microsoft Corp.	262,161	74,692,291
NetApp, Inc.	7,708	613,480
NortonLifeLock, Inc.	20,300	503,846
NVIDIA Corp.	84,308	16,439,217
Palo Alto Networks, Inc. (a)	14,728	5,877,208
Paychex, Inc.	11,331	1,289,694
Paycom Software, Inc. (a)	1,700	680,000
PayPal Holdings, Inc. (a)	41,400	11,406,942

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

SECURITY	SHARES	VALUE

Information Technology (Continued)
QUALCOMM, Inc.	39,700	$5,947,060
salesforce.com, Inc. (a)	31,334	7,580,635
ServiceNow, Inc. (a)	6,900	4,056,441
Shopify, Inc., Class A (a)	4,000	5,999,720
Snowflake, Inc., Class A (a)	8,600	2,285,192
Splunk, Inc. (a)	5,900	837,682
Square, Inc., Class A (a)	35,787	8,848,694
STMicroelectronics NV, Class Y	122,912	5,072,578
Synopsys, Inc. (a)	5,443	1,567,530
Texas Instruments, Inc.	32,552	6,205,062
Twilio, Inc., Class A (a)	5,600	2,092,104
Ultra Clean Holdings, Inc. (a)	52,716	2,847,191
Universal Display Corp.	22,786	5,343,089
Visa, Inc., Class A	59,400	14,635,566
VMware, Inc., Class A (a)	2,775	426,628
WEX, Inc. (a)	1,516	287,631
Workday, Inc., Class A (a)	6,500	1,523,600
Zoom Video Communications, Inc., Class A (a)	19,064	7,208,098

		400,709,006

Materials – 1.7%
Air Products and Chemicals, Inc.	7,759	2,258,102
AptarGroup, Inc.	2,500	322,300
Avery Dennison Corp.	2,900	610,972
Ecolab, Inc.	8,848	1,953,904
International Paper Co.	13,700	791,312
Linde PLC	18,330	5,634,458
Novozymes A/S ADR	6,937	543,861
Nucor Corp.	10,492	1,091,378
PPG Industries, Inc.	8,342	1,364,084
Sherwin-Williams Co. (The)	8,392	2,442,324
Steel Dynamics, Inc.	7,800	502,710
Vulcan Materials Co.	4,644	835,873
Westrock Co.	8,885	437,231

		18,788,509

Real Estate – 2.7%
Alexandria Real Estate Equities, Inc.	4,786	963,613
American Tower Corp.	16,009	4,527,345
Boston Properties, Inc.	4,946	580,562
CBRE Group, Inc., Class A (a)	11,322	1,092,120
Crown Castle International Corp.	15,322	2,958,525
Digital Realty Trust, Inc.	9,892	1,524,951
Duke Realty Corp.	12,900	656,352
Equinix, Inc.	3,131	2,568,704
Equity LifeStyle Properties, Inc.	5,700	477,660
Essex Property Trust, Inc.	2,300	754,630
Extra Space Storage, Inc.	4,500	783,630
Federal Realty Investment Trust	2,500	293,825

DOMINI IMPACT EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

SECURITY	SHARES	VALUE

Real Estate (Continued)
Host Hotels & Resorts, Inc. (a)	23,922	$381,077
Kilroy Realty Corp.	4,600	318,642
Mid-America Apartment Communities, Inc.	4,000	772,400
Prologis, Inc.	26,195	3,354,008
Public Storage	5,277	1,648,957
Realty Income Corp.	13,121	922,275
SBA Communications Corp.	3,907	1,332,248
Simon Property Group, Inc.	11,400	1,442,328
UDR, Inc.	10,169	559,193
Ventas, Inc.	13,063	780,906
WP Carey, Inc.	6,300	508,347

		29,202,298

Utilities – 0.5%
Alliant Energy Corp.	8,600	503,358
Consolidated Edison, Inc.	12,061	889,740
Eversource Energy	12,058	1,040,244
Fortis, Inc.	16,900	766,246
National Grid PLC ADR	25,119	1,615,654
SSE PLC ADR	36,700	734,367

		5,549,609

Total Investments – 99.9% (Cost $610,526,494) (b)		1,096,779,111

Other Assets, less liabilities – 0.1%		1,564,580

Net Assets – 100.0%		$1,098,343,691

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $613,630,479. The aggregate gross unrealized appreciation is $495,799,518 and the aggregate gross unrealized depreciation is $12,650,886, resulting in net unrealized appreciation of $483,148,632.

Abbreviations

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL OPPORTUNITIES FUND

The Fund invests in a diversified portfolio of primarily mid- to large-cap international equities. Domini makes all security selections and investment decisions, combining two unique strategies: “Core” and “Thematic Solutions.” Core seeks to provide diversified exposure to developed international equity markets through a broad selection of companies that demonstrate strong environmental and social performance relative to their peers. Thematic Solutions seeks to provide opportunistic exposure to solution-oriented companies helping to address sustainability challenges, as determined by Domini’s environmental, social, and financial research and analysis. As of July 31, 2021, 89.9% of the Fund’s portfolio was allocated to its Core strategy and 10.1% was allocated to its Thematic Solutions strategy (excluding cash).

SSGA Funds Management, Inc., an SEC-registered investment adviser, serves as subadviser to the Fund, responsible for purchasing and selling securities to implement Domini’s investment instructions and for managing the Fund’s short-term investments. SSGA FM is unaffiliated with the Domini Funds, other than with respect to the provision of submanagement services.

Portfolio Performance:

As of July 31, 2021, the Domini International Opportunities Fund Investor shares returned 11.31% since inception on November 30, 2020, underperforming the MSCI EAFE Index (net) (the “benchmark”)* return of 13.30% for the same period. Security selection was the primary driver of the Fund’s overall underperformance relative to the benchmark. Security selection was weaker in the Financials, Communication Services, and Consumer Staples sectors, which offset stronger selection in Consumer Discretionary. Sector allocation contributed positively to relative results, primarily attributable to the Fund’s overweight to Information Technology.

From a geographic perspective, allocation was the primary driver of underperformance relative to the benchmark, largely attributable to the Fund’s overweight to the United States. Currency headwinds in Europe also detracted from relative results. Security selection was strong in Europe, which was partially offset by weaker selection in the Asia-Pacific region. In Europe, security selection was strong in the Netherlands and Sweden, which was more than enough to overcome weaker selection in Norway, while in the Asia-Pacific region, strong selection in China was overcome by weaker selection in Japan and Australia.

The top contributor to the Fund’s relative results was its overweight position in Dutch semiconductor manufacturer ASML Holding (+69.6%), which was the Fund’s largest position as of July 31. The largest detractors from relative results were its non-benchmark position in India’s HDFC Bank (-12.9% over the period held) and its overweight position in Japanese pharmaceutical company Daiichi Sankyo (-43.4%) Although the market’s risk avoidance posture during the early months of 2021 have weighed on the Fund’s short-term results since its inception on November 30, 2020, we remain confident that continuing to invest in well-managed companies that demonstrate strong environmental and social performance relative to their peers, coupled with opportunistic exposure to companies at the forefront of addressing critical sustainability challenges, can create sustainable, long-term value for our shareholders, our planet, and our global community.

* MSCI EAFE Index (net) returns reflect reinvested dividends net of withholding taxes but reflect no deduction for fees, expenses, or other taxes.

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS

ASML Holding NV	3.8%	SAP SE	1.8%

Toyota Motor Corp	2.5%	AIA Group, LTD	1.8%

Linde PLC	2.0%	Sony Corp	1.6%

Novo Nordisk A/S Class B	1.8%	Siemens AG	1.5%

Unilever PLC	1.8%	Toronto-Dominion Bank	1.4%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Fund’s Portfolio of Investments as of 7/31/2021, included herein. The composition of the Fund’s portfolio is subject to change.

*Other countries include India 0.9%, Argentina 0.9%, Italy 0.8%, Belgium 0.5%, Austria 0.4%, Singapore 0.4%, New Zealand 0.3%, South Africa 0.2%, Hungary 0.1%, South Korea 0.1%, and Poland 0.0%.

DOMINI INTERNATIONAL OPPORTUNITIES FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2021 (Unaudited)	Investor shares	MSCI EAFE (net)

1 Year	N/A	N/A

5 Year	N/A	N/A

10 Year	N/A	N/A

Since Inception (11/30/2020)	11.31%	13.30%

Comparison of $10,000 Investment in the Domini International Opportunities Fund Investor Shares (RISEX) and MSCI EAFE (NET) (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s Investor share annual operating expenses totaled 1.78%/1.40% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor share expenses to 1.40% through November 30, 2021, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including, foreign investing, geographic focus, country, currency, impact investing, recent events and market risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

DOMINI INTERNATIONAL OPPORTUNITIES FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2021 (Unaudited)	Institutional shares	MSCI EAFE (net)

1 Year	N/A	N/A

5 Year	N/A	N/A

10 Year	N/A	N/A

Since Inception (11/30/2020)	11.44%	13.30%

Comparison of $500,000 Investment in the Domini International Opportunities Fund Institutional Shares (LEADX) and MSCI EAFE (NET) (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s Institutional share annual operating expenses totaled 1.53%/1.15% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Institutional share expenses to 1.15% through November 30, 2021, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including, foreign investing, geographic focus, country, currency, impact investing, recent events and market risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stocks – 99.5%
Argentina – 0.9%
MercadoLibre, Inc. (a)	Retailing	154	$241,580

			241,580

Australia – 3.2%
APA Group	Utilities	3,768	26,483
ASX, Ltd.	Diversified Financials	612	34,726
Brambles, Ltd.	Commercial & Professional Services	4,635	39,748
Cochlear, Ltd.	Health Care Equipment & Services	588	106,554
CSL, Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	1,448	308,770
Dexus	Real Estate	3,429	25,945
Fortescue Metals Group, Ltd.	Materials	5,601	102,512
GPT Group (The)	Real Estate	6,114	20,998
Insurance Australia Group, Ltd.	Insurance	7,867	28,101
Magellan Financial Group, Ltd.	Diversified Financials	455	16,443
Mirvac Group	Real Estate	12,544	26,372
Stockland	Real Estate	7,595	24,603
Transurban Group	Transportation	8,734	92,275

			853,530

Austria – 0.4%
Erste Group Bank AG	Banks	942	36,489
Mondi PLC	Materials	1,548	42,927
Verbund AG	Utilities	211	19,456

			98,872

Belgium – 0.5%
Elia Group SA	Utilities	92	10,870
KBC Group NV	Banks	895	72,040
Umicore SA	Materials	623	38,653

			121,563

Canada – 2.2%
Fortis, Inc.	Utilities	1,513	68,575
Saputo, Inc.	Food, Beverage & Tobacco	900	25,954
SunOpta, Inc. (a)	Food, Beverage & Tobacco	9,364	98,322
Toronto-Dominion Bank (The)	Banks	5,696	378,486

			571,337

China – 1.4%
BYD Co., Ltd., Class H	Automobiles & Components	5,433	167,924
NIO, Inc. ADR (a)	Automobiles & Components	4,400	196,592

			364,516

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Denmark – 4.1%
Ambu A/S, Class B	Health Care Equipment & Services	691	$25,557
Chr Hansen Holding A/S	Materials	328	29,491
DSV PANALPINA A/S	Transportation	708	172,533
Genmab A/S (a)	Pharmaceuticals, Biotechnology & Life Sciences	206	93,079
GN Store Nord A/S	Health Care Equipment & Services	413	36,182
Novo Nordisk A/S, Class B	Pharmaceuticals, Biotechnology & Life Sciences	5,272	487,888
Novozymes A/S, Class B	Materials	650	51,052
Orsted A/S	Utilities	571	84,665
Vestas Wind Systems A/S	Capital Goods	3,115	114,829

			1,095,276

Finland – 1.4%
Elisa Oyj	Telecommunication Services	455	29,232
Kesko OYJ, Class B	Food & Staples Retailing	1,194	51,158
Kone OYJ, Class B	Capital Goods	1,158	95,877
Nordea Bank Abp	Banks	10,185	119,330
Sampo OYJ, Class A	Insurance	1,344	64,660

			360,257

France – 8.6%
Adevinta ASA (a)	Media & Entertainment	882	16,958
Aeroports de Paris (a)	Transportation	105	12,723
Air Liquide SA	Materials	1,512	262,850
BNP Paribas SA	Banks	3,640	221,880
Capgemini SE	Software & Services	506	109,332
Carrefour SA	Food & Staples Retailing	1,990	36,949
Cie Generale des Etablissements Michelin SCA	Automobiles & Components	520	84,906
Credit Agricole SA	Banks	4,123	57,467
Edenred	Software & Services	797	46,285
Eiffage SA	Capital Goods	254	25,884
Gecina SA	Real Estate	164	25,999
Hermes International	Consumer Durables & Apparel	106	161,989
Kering SA	Consumer Durables & Apparel	234	209,851
Legrand SA	Capital Goods	839	94,516
L’Oreal SA	Household & Personal Products	678	310,063
Orange SA	Telecommunication Services	6,370	70,865
Sanofi	Pharmaceuticals, Biotechnology & Life Sciences	3,499	360,516
Sartorius Stedim Biotech	Pharmaceuticals, Biotechnology & Life Sciences	76	43,367
Unibail-Rodamco-Westfield (a)	Real Estate	366	30,453
Valeo	Automobiles & Components	619	17,892
Worldline SA (a)	Software & Services	724	67,741

			2,268,486

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Germany – 10.2%
adidas AG	Consumer Durables & Apparel	579	$210,070
Beiersdorf AG	Household & Personal Products	312	37,043
Deutsche Boerse AG	Diversified Financials	586	97,745
Deutsche Post AG	Transportation	3,134	212,314
Encavis AG	Utilities	5,039	92,185
Henkel AG & Co. KGaA	Household & Personal Products	961	87,346
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	3,836	146,534
KION Group AG	Capital Goods	247	26,220
Knorr-Bremse AG	Capital Goods	210	23,771
LEG Immobilien SE	Real Estate	233	36,811
Merck KGaA	Pharmaceuticals, Biotechnology & Life Sciences	411	84,101
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	Insurance	637	171,813
Nordex SE (a)	Capital Goods	6,803	130,789
Puma SE	Consumer Durables & Apparel	292	35,806
SAP SE	Software & Services	3,242	465,087
Sartorius AG, Pfd Shs	Health Care Equipment & Services	116	70,143
Siemens AG	Capital Goods	2,600	405,532
Siemens Energy AG (a)	Capital Goods	1,282	34,863
Siemens Healthineers AG (b)	Health Care Equipment & Services	886	58,473
Symrise AG	Materials	396	58,368
Vonovia SE	Real Estate	1,843	122,658
Zalando SE (a)	Retailing	695	77,194

			2,684,866

Hong Kong – 3.0%
AIA Group, Ltd.	Insurance	38,812	464,412
Hong Kong Exchanges & Clearing, Ltd.	Diversified Financials	4,113	262,859
Techtronic Industries Co., Ltd.	Capital Goods	4,427	78,943

			806,214

Hungary – 0.1%
OTP Bank Nyrt (a)	Banks	702	37,954

			37,954

India – 0.9%
HDFC Bank, Ltd. ADR	Banks	3,552	250,665

			250,665

Ireland – 1.1%
CRH PLC	Materials	2,507	125,423

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Ireland (Continued)
Kerry Group PLC, Class A	Food, Beverage & Tobacco	493	$73,075
Kingspan Group plc	Capital Goods	487	52,938
Smurfit Kappa Group PLC	Materials	822	46,355

			297,791

Italy – 0.8%
A2A S.p.A.	Utilities	5,004	10,612
DiaSorin SpA	Health Care Equipment & Services	75	15,216
Hera SpA	Utilities	2,715	11,533
Intesa Sanpaolo SpA	Banks	54,789	151,300
Terna SPA	Utilities	4,504	35,732

			224,393

Japan – 22.6%
Aeon Co., Ltd.	Food & Staples Retailing	2,171	59,385
Asahi Intecc Co., Ltd.	Health Care Equipment & Services	663	17,958
Asahi Kasei Corp.	Materials	4,172	45,477
Canon, Inc.	Technology Hardware & Equipment	3,200	73,660
Central Japan Railway Co.	Transportation	551	80,118
Daifuku Co., Ltd.	Capital Goods	364	32,604
Daiichi Sankyo Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	6,032	119,410
Daiwa House Industry Co., Ltd.	Real Estate	1,934	59,273
Eisai Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	875	71,942
FANUC Corp.	Capital Goods	618	138,355
Fast Retailing Co., Ltd.	Retailing	177	119,993
FUJIFILM Holdings Corp.	Technology Hardware & Equipment	1,217	87,300
Hankyu Hanshin Holdings, Inc.	Transportation	742	21,932
Hoya Corp.	Health Care Equipment & Services	1,187	167,499
Japan Real Estate Investment Corp.	Real Estate	4	25,111
Kao Corp.	Household & Personal Products	1,529	92,025
Keio Corp.	Transportation	352	19,709
Keyence Corp.	Technology Hardware & Equipment	607	337,962
Kurita Water Industries, Ltd.	Capital Goods	2,539	123,265
Kyocera Corp.	Technology Hardware & Equipment	1,055	65,164
Lasertec Corp.	Semiconductors & Semiconductor Equipment	248	46,538
LIXIL Corp.	Capital Goods	878	23,951
Makita Corp.	Capital Goods	780	40,543
Mitsubishi Estate Co., Ltd.	Real Estate	3,846	60,307
Mitsui Fudosan Co., Ltd.	Real Estate	2,873	67,164
MS&AD Insurance Group Holdings, Inc.	Insurance	1,519	46,935

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Murata Manufacturing Co., Ltd.	Technology Hardware & Equipment	2,020	$167,562
Nidec Corp.	Capital Goods	1,628	182,657
Nintendo Co., Ltd.	Media & Entertainment	379	194,765
Nippon Paint Holdings Co., Ltd.	Materials	3,105	39,617
Nippon Prologis REIT, Inc. (a)	Real Estate	6	20,029
Nippon Telegraph & Telephone Corp.	Telecommunication Services	7,261	185,864
Nissin Foods Holdings Co., Ltd.	Food, Beverage & Tobacco	222	15,791
Nitto Denko Corp.	Materials	471	34,980
Nomura Holdings, Inc.	Diversified Financials	9,605	48,078
NTT Data Corp.	Software & Services	2,028	31,400
Obic Co., Ltd.	Software & Services	206	36,190
Omron Corp.	Technology Hardware & Equipment	616	52,693
Ono Pharmaceutical Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	1,285	29,322
Oriental Land Co., Ltd.	Consumer Services	645	88,329
ORIX Corp.	Diversified Financials	3,929	68,711
Rakuten Group, Inc.	Retailing	2,807	30,876
Recruit Holdings Co., Ltd.	Commercial & Professional Services	4,366	226,200
Renesas Electronics Corp. (a)	Semiconductors & Semiconductor Equipment	2,400	26,038
Resona Holdings, Inc.	Banks	7,678	28,817
Rohm Co., Ltd.	Semiconductors & Semiconductor Equipment	274	26,720
Santen Pharmaceutical Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	1,209	16,375
Sekisui House, Ltd.	Consumer Durables & Apparel	1,913	37,872
Shimano, Inc.	Consumer Durables & Apparel	247	63,201
Shionogi & Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	968	50,958
Shiseido Co., Ltd.	Household & Personal Products	1,283	85,715
SMC Corp.	Capital Goods	203	120,629
SoftBank Group Corp.	Telecommunication Services	3,704	232,833
Sony Group Corp.	Consumer Durables & Apparel	4,004	418,112
Sumitomo Realty & Development Co., Ltd.	Real Estate	1,068	34,795
Sysmex Corp.	Health Care Equipment & Services	479	56,973
Terumo Corp.	Health Care Equipment & Services	2,288	88,763
Tobu Railway Co., Ltd.	Transportation	628	16,324
Tokio Marine Holdings, Inc.	Insurance	2,073	98,761
Tokyo Electron, Ltd.	Semiconductors & Semiconductor Equipment	500	206,128
Tokyu Corp.	Transportation	1,915	25,656
Toray Industries, Inc.	Materials	4,716	31,038
TOTO, Ltd.	Capital Goods	499	25,863

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Toyota Motor Corp.	Automobiles & Components	7,301	$655,182
Unicharm Corp.	Household & Personal Products	1,299	52,117
Yaskawa Electric Corp.	Capital Goods	805	39,845
Z Holdings Corp.	Media & Entertainment	8,400	42,026

			5,977,385

Netherlands – 8.8%
ABN AMRO Group NV (a)	Banks	3,003	34,991
Adyen N.V. (a)(b)	Software & Services	82	222,140
Akzo Nobel NV	Materials	553	68,285
Alfen Beheer BV (a)	Capital Goods	1,378	138,923
Arcadis N.V.	Capital Goods	3,650	161,581
ASML Holding NV	Semiconductors & Semiconductor Equipment	1,328	1,014,716
Basic-Fit N.V. (a)(b)	Consumer Services	2,899	133,945
ING Groep NV	Banks	12,471	159,951
JDE Peet’s NV	Food, Beverage & Tobacco	241	8,110
Koninklijke Ahold Delhaize NV	Food & Staples Retailing	3,340	103,784
Koninklijke DSM NV	Materials	546	110,022
Koninklijke KPN NV	Telecommunication Services	10,475	34,359
Koninklijke Philips NV	Health Care Equipment & Services	2,890	133,206

			2,324,013

New Zealand – 0.3%
Contact Energy, Ltd.	Utilities	2,348	13,370
Meridian Energy, Ltd.	Utilities	3,647	13,284
Spark New Zealand, Ltd.	Telecommunication Services	5,956	19,695
Xero Ltd. (a)	Software & Services	407	42,296

			88,645

Norway – 1.0%
DNB Bank ASA	Banks	2,817	57,728
Kahoot! ASA (a)	Media & Entertainment	22,744	101,219
NEL ASA (a)	Capital Goods	43,188	82,479
Orkla ASA	Food, Beverage & Tobacco	2,370	21,525

			262,951

Poland – 0.0%
CD Projekt SA	Media & Entertainment	219	10,553

			10,553

Singapore – 0.4%
DBS Group Holdings, Ltd.	Banks	4,261	95,405

			95,405

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
South Africa – 0.2%
FirstRand, Ltd.	Diversified Financials	11,818	$43,915

			43,915

South Korea – 0.1%
Coupang Inc. (a)	Retailing	600	21,792

			21,792

Spain – 1.9%
Acciona SA	Utilities	75	11,494
Aena SME SA (a)	Transportation	216	34,384
Amadeus IT Group SA (a)	Software & Services	1,436	94,138
Banco Bilbao Vizcaya Argentaria SA (a)	Banks	21,274	136,133
CaixaBank SA	Banks	13,852	41,124
EDP Renovaveis SA	Utilities	768	18,032
Grifols SA	Pharmaceuticals, Biotechnology & Life Sciences	1,489	37,854
Red Electrica Corp. SA	Utilities	1,347	26,672
Siemens Gamesa Renewable Energy SA (a)	Capital Goods	716	19,961
Telefonica SA	Telecommunication Services	16,525	75,571

			495,363

Sweden – 2.9%
Assa Abloy AB, Class B	Capital Goods	2,998	96,213
Autoliv, Inc.	Automobiles & Components	282	28,448
Axfood AB	Food & Staples Retailing	335	9,072
Essity AB, Class B	Household & Personal Products	2,020	66,123
Hennes & Mauritz AB, Class B (a)	Retailing	2,256	47,189
Kinnevik AB, Class B (a)	Diversified Financials	915	39,910
MIPS AB	Consumer Durables & Apparel	1,677	177,181
Nibe Industrier AB, Class B	Capital Goods	5,068	60,593
Samhallsbyggnadsbolaget i Norden AB	Real Estate	24,320	121,909
SKF AB, Class B	Capital Goods	1,401	37,295
Svenska Cellulosa AB SCA, Class B	Materials	1,910	35,544
Svenska Handelsbanken AB, Class A	Banks	4,781	53,905

			773,382

Switzerland – 4.0%
Adecco Group AG	Commercial & Professional Services	520	31,125
Chocoladefabriken Lindt & Spruengli AG	Food, Beverage & Tobacco	7	78,396
EMS-Chemie Holding AG	Materials	22	24,376
Geberit AG	Capital Goods	114	93,556

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Switzerland (Continued)
Kuehne + Nagel International AG	Transportation	177	$59,678
Lonza Group AG	Pharmaceuticals, Biotechnology & Life Sciences	237	184,443
Sika AG	Materials	427	150,345
STMicroelectronics NV	Semiconductors & Semiconductor Equipment	3,633	149,349
Swisscom AG	Telecommunication Services	81	48,657
Temenos AG	Software & Services	203	32,230
Zurich Insurance Group AG	Insurance	479	193,025

			1,045,180

United Kingdom – 10.2%
3i Group PLC	Diversified Financials	3,104	55,182
Abrdn PLC	Diversified Financials	6,956	27,448
Barratt Developments PLC	Consumer Durables & Apparel	3,244	31,710
Berkeley Group Holdings PLC	Consumer Durables & Apparel	371	24,985
Bunzl PLC	Capital Goods	1,074	39,799
Burberry Group PLC	Consumer Durables & Apparel	1,290	37,011
CNH Industrial NV	Capital Goods	3,147	52,527
Compass Group PLC (a)	Consumer Services	5,688	120,217
Farfetch Ltd., Class A (a)	Retailing	900	45,108
GlaxoSmithKline PLC	Pharmaceuticals, Biotechnology & Life Sciences	16,192	319,773
Halma PLC	Technology Hardware & Equipment	1,206	48,422
Informa PLC (a)	Media & Entertainment	4,788	32,908
Intertek Group PLC	Commercial & Professional Services	513	36,764
J Sainsbury PLC	Food & Staples Retailing	6,063	23,881
Johnson Matthey PLC	Materials	617	25,510
Just Eat Takeaway.com NV (a)	Retailing	368	32,666
Land Securities Group PLC	Real Estate	2,364	23,273
Legal & General Group PLC	Insurance	19,039	68,986
Linde PLC	Materials	1,699	522,256
London Stock Exchange Group PLC	Diversified Financials	1,699	177,201
National Grid PLC	Utilities	11,340	145,031
Next PLC (a)	Retailing	390	42,733
Ocado Group PLC (a)	Retailing	1,619	41,728
Pennon Group PLC	Utilities	896	15,903
Schroders PLC	Diversified Financials	542	27,532
Segro PLC	Real Estate	3,794	64,151
Spirax-Sarco Engineering PLC	Capital Goods	235	48,974
SSE PLC	Utilities	3,327	66,721
Taylor Wimpey PLC	Consumer Durables & Apparel	11,316	25,878
Unilever PLC	Household & Personal Products	8,267	475,899

			2,700,177

DOMINI INTERNATIONAL OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United States – 8.3%
Alliant Energy Corp.	Utilities	800	$46,824
Autodesk, Inc. (a)	Software & Services	505	162,171
Campbell Soup Co.	Food, Beverage & Tobacco	653	28,549
Clorox Co. (The)	Household & Personal Products	410	74,165
Consolidated Edison, Inc.	Utilities	1,100	81,147
Copart, Inc. (a)	Commercial & Professional Services	697	102,459
Enphase Energy, Inc. (a)	Semiconductors & Semiconductor Equipment	1,102	208,939
Essential Utilities, Inc.	Utilities	800	39,296
Eversource Energy	Utilities	1,100	94,897
Ferguson PLC	Capital Goods	712	99,840
General Mills, Inc.	Food, Beverage & Tobacco	1,981	116,602
Kroger Co. (The)	Food & Staples Retailing	2,256	91,819
McCormick & Co., Inc.	Food, Beverage & Tobacco	860	72,386
Nucor Corp.	Materials	969	100,795
Pentair PLC	Capital Goods	534	39,340
QIAGEN N.V. (a)	Pharmaceuticals, Biotechnology & Life Sciences	738	38,959
Schneider Electric SE	Capital Goods	1,711	286,464
Spotify Technology SA (a)	Media & Entertainment	374	85,522
Square, Inc., Class A (a)	Software & Services	401	99,151
Swiss Re AG	Insurance	919	83,276
Tesla, Inc. (a)	Automobiles & Components	224	153,933
Zoom Video Communications, Inc., Class A (a)	Software & Services	211	79,779

			2,186,313

Total Investments – 99.5% (Cost $23,936,562) (c)			26,302,374

Other Assets, less liabilities – 0.5%			142,759

Net Assets – 100.0%			$26,445,133

(a) Non-income producing security.

(b) Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2021, the aggregate value of these securities was $414,558, representing 1.6% of net assets.

(c) The aggregate cost for federal income tax purposes is $23,980,451. The aggregate gross unrealized appreciation is $3,231,049 and the aggregate gross unrealized depreciation is $909,126, resulting in net unrealized appreciation of $2,321,923.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

Abbreviations

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SUSTAINABLE SOLUTIONS FUND

Performance Commentary (Unaudited)

The Fund invests in a high-conviction global equity portfolio, seeking companies that provide solutions for a more sustainable future. Domini makes all security selections and investment decisions, using proprietary environmental, social, and financial research and analysis to construct and maintain a portfolio of fewer than 50 equity securities. The Fund may invest in companies of any size around the world, including developed markets across the Americas, Europe and the Asia-Pacific region, as well as select emerging markets. Domini seeks solution-oriented companies that support the Fund’s sustainability themes: accelerate the transition to a low-carbon future; contribute to the development of sustainable communities; help ensure access to clean water; support sustainable food systems; promote societal health and well-being; broaden financial inclusion; and bridge the digital divide and expand access to economic opportunity.

SSGA Funds Management, Inc., an SEC-registered investment adviser, serves as subadviser to the Fund, is responsible for purchasing and selling securities to implement Domini’s investment instructions and for managing the Fund’s short-term investments. SSGA FM is unaffiliated with the Domini Funds, other than with respect to the provision of submanagement services.

Portfolio Performance:

The Domini Sustainable Solutions Fund Investor shares returned 28.94% for the trailing twelve-month period ended July 31, 2021, underperforming the MSCI World Investable Market Index (net) (the “benchmark”)* return of 36.32%. Bear in mind, this Fund is a high-conviction portfolio of fewer than 50 names and is not managed or constrained to a benchmark. Our bottom-up stock selection, rather than sector over- or under-weights, is expected to drive our performance and, in fact, did over the past year.

The largest individual contributor to the Fund’s absolute total return for the period was solar microinverter company Enphase Energy (+214.1%), which was its largest position as of July 31, 2021. Other top contributors included electric-vehicle manufacturer Tesla (+140.2%), energy services company Ameresco (+147.6%), Swedish helmet manufacturer Mips (+162.3% over the period held), merchant services company Square (+90.4%), rooftop solar installer Sunrun (+44.4%), and Japanese water treatment company Kurita Water Industries (+83.3%). While additive, these strong performers were not enough to offset the detractors.

The largest detractors for the period included telemedicine services company Teladoc Health (-37.5%), indoor farming company AppHarvest (-67.6% over the period held), rapid diagnostics provider OraSure Technologies (-40.2% over the period held), French molecular diagnostics company bioMérieux (-31.1%

over the period held), Swedish educational technology company Kahoot! (-32.8% over the period held), online degree platform provider 2U (-25.4% over the period held), and Canadian natural foods company SunOpta (-30.7% over the period held).

Although the market’s risk avoidance posture during the early months of 2021 weighed on the Fund’s results for the fiscal-year period, we believe its strong performance over the full period since its inception on April 1, 2020, demonstrates the strong potential and need for solution-oriented investments. Now more than ever, as we continue to struggle with the impacts of the COVID-19 pandemic, the growing climate crisis, and widening economic inequalities, the world needs solutions like those provided by the companies mentioned above. By focusing on how we can help support some of society’s most important sustainability needs — from accelerating the low-carbon transition to investing in more sustainable and healthier food systems — we are confident that we can continue to identify investments with strong long-term growth potential and help create sustainable value for our shareholders, our planet and our global community.

* Effective November 1, 2020, the performance benchmark against which the Fund measures its performance changed from the FTSE Global All Cap Index (gross) to the MSCI World Investable Market Index (net) (MSCI IMI). The MSCI IMI includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses, or taxes. The FTSE Global All Cap Index (gross) reflects the reinvestment of dividends without any withholding tax deduction.

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS

Enphase Energy Inc	5.1%	Autodesk, Inc	3.9%

Ameresco, Inc Class A	4.7%	Square, Inc Class A	3.8%

Hologic, Inc	4.3%	Palo Alto Networks, Inc	3.5%

DexCom, Inc	4.3%	Docusign, Inc	3.4%

Tesla, Inc	4.0%	Chegg, Inc	3.3%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Fund’s Portfolio of Investments as of 7/31/2021 included herein. The composition of the Fund’s portfolio is subject to change.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

Through October 31, 2020, the Fund’s benchmark was the FTSE Global All Cap Index (gross), a market-capitalization weighted index representing the performance of the large, mid and small cap stocks globally. This FTSE Index reflects the reinvestment of dividends without any withholding tax deduction. You cannot invest directly in an index.

DOMINI SUSTAINABLE SOLUTIONS FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2021 (Unaudited)	Investor Shares	FTSE Global All Cap Index (gross)	MSCI IMI (net)

1 Year	28.94%	34.79%	36.32%

5 Year	N/A	N/A	N/A

10 Year	N/A	N/A	N/A

Since Inception (4/1/2020)	66.41%	48.88%	49.60%

Comparison of $10,000 Investment in the Domini Sustainable Solutions Fund Investor Shares (CAREX) and MSCI IMI (NET) (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s Investor share annual operating expenses totaled 3.95%/1.40% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor share expenses to 1.40% through November 30, 2021, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including sustainable investing, portfolio management, information, market, recent events, and mid- to large-cap companies and small-cap companies risks. You may lose money.

Effective November 1, 2020, the performance benchmark against which the Fund measures its performance changed from the FTSE Global All Cap Index (gross) to the MSCI World Investable Market Index (net) (MSCI IMI), a market capitalization weighted index representing the performance of large-mid- and small-capitalization companies in developed markets. The MSCI IMI includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. You cannot invest directly in an index.

DOMINI SUSTAINABLE SOLUTIONS FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2021 (Unaudited)	Institutional Shares	FTSE Global All Cap Index (gross)	MSCI IMI (net)

1 Year	29.25%	34.79%	36.32%

5 Year	N/A	N/A	N/A

10 Year	N/A	N/A	N/A

Since Inception (4/1/2020)	66.80%	48.88%	49.60%

Comparison of $10,000 Investment in the Domini Sustainable Solutions Fund Investor Shares (LIFEX) and MSCI IMI (NET) (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s Institutional share annual operating expenses totaled 2.89%/1.15% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Institutional share expenses to 1.15% through November 30, 2021, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including sustainable investing, portfolio management, information, market, recent events, and mid- to large-cap companies and small-cap companies risks. You may lose money.

Effective November 1, 2020, the performance benchmark against which the Fund measures its performance changed from the FTSE Global All Cap Index (gross) to the MSCI World Investable Market Index (net) (MSCI IMI), a market capitalization weighted index representing the performance of large-mid- and small-capitalization companies in developed markets. The MSCI IMI includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. You cannot invest directly in an index.

DOMINI SUSTAINABLE SOLUTIONS FUND

PORTFOLIO OF INVESTMENTS

July 31, 2021

SECURITY	SHARES	VALUE
Long Term Investments – 99.6%
Common Stocks – 99.6%
Communication Services – 4.6%
Kahoot! ASA (a)	146,235	$650,798
New York Times Co. (The), Class A	25,211	1,103,738

		1,754,536

Consumer Discretionary – 11.9%
Basic-Fit N.V. (a)(b)	14,798	683,724
Chegg, Inc. (a)	14,303	1,267,675
MIPS AB	10,738	1,134,509
Tesla, Inc. (a)	2,222	1,526,958

		4,612,866

Consumer Staples – 4.5%
AppHarvest, Inc. (a)	41,256	491,771
Beyond Meat, Inc. (a)	4,034	494,972
SunOpta, Inc. (a)	71,736	753,228

		1,739,971

Financials – 6.1%
Amalgamated Financial Corp.	24,183	371,451
Federal Agricultural Mortgage Corp., Class C	9,853	960,667
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,722	1,003,904

		2,336,022

Health Care – 20.2%
Cochlear, Ltd.	4,008	726,308
DexCom, Inc. (a)	3,185	1,641,900
Exact Sciences Corp. (a)	5,807	626,227
Hologic, Inc. (a)	22,381	1,679,470
Inspire Medical Systems, Inc. (a)	5,039	922,943
Seagen, Inc. (a)	7,293	1,118,673
Teladoc Health, Inc. (a)	7,336	1,089,029

		7,804,550

Industrials – 16.7%
Alfen Beheer BV (a)	6,894	695,021
Ameresco, Inc., Class A (a)	26,222	1,796,994
Arcadis N.V.	16,902	748,230
Kurita Water Industries, Ltd.	22,837	1,108,705
NEL ASA (a)	170,493	325,601
Sunrun, Inc. (a)	16,684	883,751
Vestas Wind Systems A/S	24,549	904,959

		6,463,261

Information Technology – 32.6%
ASML Holding NV	1,568	1,202,248
Autodesk, Inc. (a)	4,709	1,512,201

DOMINI SUSTAINABLE SOLUTIONS FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

SECURITY	SHARES	VALUE

Information Technology (Continued)
DocuSign, Inc. (a)	4,425	$1,318,827
Enphase Energy, Inc. (a)	10,451	1,981,510
Palo Alto Networks, Inc. (a)	3,375	1,346,794
Square, Inc., Class A (a)	5,970	1,476,142
STMicroelectronics NV	27,238	1,119,728
Ultra Clean Holdings, Inc. (a)	12,762	689,276
Universal Display Corp.	3,170	743,333
Zoom Video Communications, Inc., Class A (a)	3,168	1,197,821

		12,587,880

Real Estate – 3.0%
Samhallsbyggnadsbolaget i Norden AB	233,431	1,170,126

		1,170,126

Total Investments – 99.6% (Cost $29,016,959) (c)		38,469,212

Other Assets, less liabilities – 0.4%		161,677

Net Assets – 100.0%		$38,630,889

(a) Non-income producing security.

(b) Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2021, the aggregate value of these securities was $683,724, representing 1.8% of net assets.

(c) The aggregate cost for federal income tax purposes is $29,119,328. The aggregate gross unrealized appreciation is $10,813,793 and the aggregate gross unrealized depreciation is $1,463,909, resulting in net unrealized appreciation of $9,349,884.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

Security Description	% Net Assets	Security Description	% Net Assets

United States	67.9%	Germany	2.6%

Netherlands	8.6%	Norway	2.5%

Sweden	6.0%	Denmark	2.3%

Switzerland	2.9%	Canada	2.0%

Japan	2.9%	Australia	1.9%

		Total	99.6%

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND

Performance Commentary (Unaudited)

The Fund invests primarily in mid- to large-cap equities across Europe, the Asia-Pacific region, and throughout the rest of the world. It is managed through a two-step process designed to capitalize on the strengths of Domini Impact Investments and Wellington Management Company, the Fund’s subadviser. Domini creates an approved list of companies based on its social, environmental and governance analysis, and Wellington seeks to add value and manage risk through a systematic and disciplined portfolio construction process.

Portfolio Performance:

The Domini Impact International Equity Fund Investor shares returned 29.34% for the twelve-month period ending July 31, 2021, modestly underperforming its benchmark, the MSCI EAFE Index (net) (the “benchmark”)*, which returned 30.31% during the period.

Wellington’s Quantitative Investment Group’s philosophy relies on systematically exploiting sources of excess returns, stemming from both common behavioral, market structure, and risk premia inefficiencies in the market and the belief that certain factors are strongly associated with stock outperformance.

During the trailing twelve-month period, security selection was the primary positive driver of performance relative to the benchmark. Strong security selection within the Materials, Industrials, and Health Care sectors aided relative results. Within Materials, overweight positions in BlueScope Steel and Fortescure Metals Group were the primary contributors to benchmark-relative results. Partially offsetting these positive results was weak security selection within the Communication Services and Financials sectors.

Typically the Fund’s sector exposures do not deviate significantly from the benchmark, generally within a +/- 3% range, as the Fund seeks to derive its performance from selection of stocks rather than sector exposures. From an allocation perspective, modest positive sector positioning relative to the benchmark contributed to relative results during the period. In particular, underweight exposure to the Utilities sector contributed to relative performance.

From a regional perspective, strong security selection within developed European markets, excluding the United Kingdom, and Asia, excluding Japan, contributed to relative results. This positive impact was partially offset by negative selection within Japan and the developed Middle East region. An out-of-benchmark allocation to emerging markets contributed to relative performance, driven primarily by strong performance in Taiwan.

From a market capitalization standpoint, the Fund’s strong security selection within mega-cap securities (U.S. $20 billion to U.S. $50 billion) and large-cap securities (U.S. $10 billion to U.S. $20 billion) compared to the benchmark were primary contributors to relative performance over the trailing twelve-month period. The Fund also maintained an overweight allocation to small- and mid-cap securities (less than U.S. $2 billion and U.S. $2 billion to U.S. $10 billion, respectively), both of which contributed to relative results.

Over the period the Fund’s momentum and value exposures contributed to results, while quality detracted. Within momentum, both long- and short-term momentum themes contributed to returns. Within value, both the pure and fair value themes were also positive contributors. Within quality, both earnings quality and management behavior produced negative results, but the earnings quality theme detracted the most.

In terms of holdings, top contributors relative to the benchmark during the period included BlueScope Steel (Materials), ASM International (Information Technology), and not owning Nestlé (Consumer Staples), which is not eligible for investment due to Domini’s environmental and social impact investment standards.

Top detractors to performance relative to the benchmark included ASML Holding (Information Technology), Magellan Financial Group (Financials), and not owning LVMH Moët Hennessy Louis Vuitton (Consumer Discretionary), which is excluded by Domini due to its alcohol production.

* MSCI EAFE Index (net) returns reflect reinvested dividends net of withholding taxes but reflect no deduction for fees, expenses, or other taxes.

TEN LARGEST HOLDINGS (Unaudited)

SECURITY DESCRIPTION	% NET ASSETS	SECURITY DESCRIPTION	% NET ASSETS

Novartis AG	2.4%	ABB, Ltd	2.0%

Sanofi	2.4%	Hoya Corp	1.9%

Merck KGaA	2.2%	Nintendo Co., Ltd	1.8%

Sika AG	2.2%	Vodafone Group PLC	1.7%

Schneider Electric SE	2.0%	Ferguson PLC	1.7%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS) (Unaudited)

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

PORTFOLIO HOLDINGS BY COUNTRY (% OF NET ASSETS) (Unaudited)

The holdings mentioned above are described in the Fund’s Portfolio of Investments as of 7/31/2021, included herein. The composition of the Fund’s portfolio is subject to change.

*Other countries include Belgium 0.8%, Brazil 0.6%, South Korea 0.6%, Norway 0.6%, India 0.4%, Hungary 0.2%, Mexico 0.2%, Ireland 0.2%, and Thailand 0.2%.

Domini Impact International Equity Fund

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2021 (Unaudited)	Investor shares	MSCI EAFE (net)

1 Year	29.34%	30.31%

5 Year	7.44%	9.36%

10 Year	6.18%	6.14%

Comparison of $10,000 Investment in the Domini Impact International Equity Fund Investor Shares (DOMIX) and MSCI EAFE (NET) (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s Investor share annual operating expenses totaled 1.38% (gross and net).

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including foreign investing, emerging markets, geographic focus, country, currency, impact investing, portfolio management market, recent events and mid- to large-cap companies risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

Domini Impact International Equity Fund

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2021 (Unaudited)	Class A shares (with 4.75% maximum Sales Charge)	Class A shares (without Sales Charge)	MSCI EAFE (net)

1 Year	23.17%	29.31%	30.31%

5 Year	6.33%	7.37%	9.36%

10 Year	5.66%	6.17%	6.14%

Comparison of $10,000 Investment in the Domini Impact International Equity Fund Class A Shares (DOMAX) and MSCI EAFE (NET) (with 4.75% Maximum Sales Charge) (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s Class A share annual operating expenses totaled 1.54%/1.40% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A share expenses to 1.40% through November 30, 2021, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including foreign investing, emerging markets, geographic focus, country, currency, impact investing, portfolio management market, recent events and mid- to large-cap companies risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

DOMINI INTERNATIONAL IMPACT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2021 (Unaudited)	Institutional shares	MSCI EAFE (net)

1 Year	29.80%	30.31%

5 Year	7.84%	9.36%

10 Year	6.18%*	6.14%

Comparison of $500,000 Investment in the Domini Impact International Equity Fund Institutional Shares (DOMOX) and MSCI EAFE (NET) (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s Institutional share annual operating expenses totaled 0.95% (gross and net).

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including foreign investing, emerging markets, geographic focus, country, currency, impact investing, portfolio management market, recent events and mid- to large-cap companies risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment.

*Institutional shares were not offered prior to November 30, 2012. All performance information for time periods beginning prior to November 30, 2012 is the performance of the Investor shares. Unless otherwise noted, this performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI INTERNATIONAL IMPACT EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2021 (Unaudited)	Class Y shares	MSCI EAFE (net)

1 Year	29.88%	30.31%

5 Year	7.44%*	9.36%

10 Year	6.18%*	6.14%

Comparison of $10,000 Investment in the Domini Impact International Equity Fund Class Y Shares (DOMYX) and MSCI EAFE (NET) (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s Class Y share annual operating expenses totaled 1.06% (gross and net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class Y share expenses to 1.12% through November 30, 2021, absent an earlier modification approved by the Funds’ Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including foreign investing, emerging markets, geographic focus, country, currency, impact investing, portfolio management market, recent events and mid- to large-cap companies risks. Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity. You may lose money.

The Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) index (net) is an unmanaged index of common stocks. MSCI EAFE (net) includes the reinvestment of dividends net of withholding tax, but does not reflect other fees, expenses or taxes. It is not available for direct investment

*Class Y Shares were not offered prior to July 23, 2018. All performance information for time periods beginning prior to July 23, 2018 is the performance of the Investor Shares. This performance has not been adjusted to reflect the lower expenses of the Class Y Shares.

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Common Stocks – 98.4%
Australia – 3.8%
Bendigo & Adelaide Bank, Ltd.	Banks	582,081	$4,425,966
BlueScope Steel, Ltd.	Materials	1,028,868	18,275,071
Fortescue Metals Group, Ltd.	Materials	1,273,413	23,306,608
Harvey Norman Holdings, Ltd.	Retailing	1,714,494	7,172,147
JB Hi-Fi, Ltd.	Retailing	207,216	7,329,513
Mirvac Group	Real Estate	6,693	14,071

			60,523,376

Austria – 1.1%
Erste Group Bank AG	Banks	75,659	2,930,717
Verbund AG	Utilities	70,433	6,494,255
voestalpine AG	Materials	178,705	7,880,695

			17,305,667

Belgium – 0.8%
Ageas SA	Insurance	252,142	13,309,477

			13,309,477

Brazil – 0.6%
Cia Brasileira de Distribuicao	Food & Staples Retailing	450,300	2,714,695
Itausa SA, Pfd Shs	Banks	3,206,900	6,959,467
Raia Drogasil SA	Food & Staples Retailing	2,380	11,671

			9,685,833

China – 2.5%
Airtac International Group	Capital Goods	76,000	2,455,975
Chow Tai Fook Jewellery Group Ltd.	Retailing	1,179,000	2,471,752
Lenovo Group, Ltd.	Technology Hardware & Equipment	1,326,000	1,236,463
Li Ning Co., Ltd.	Consumer Durables & Apparel	637,642	6,734,293
NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	33,729	6,961,328
SITC International Holdings Co. Ltd.	Transportation	3,188,000	13,151,600
Zhongsheng Group Holdings, Ltd.	Retailing	645,500	5,949,043

			38,960,454

Denmark – 2.9%
Demant A/S (a)	Health Care Equipment & Services	172,897	10,563,831

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Denmark (Continued)
DSV PANALPINA A/S	Transportation	14,215	$3,464,068
GN Store Nord A/S	Health Care Equipment & Services	185,947	16,290,227
Novo Nordisk A/S, Class B	Pharmaceuticals, Biotechnology & Life Sciences	179	16,565
Pandora A/S	Consumer Durables & Apparel	122,426	15,831,863
Vestas Wind Systems A/S	Capital Goods	290	10,691

			46,177,245

Finland – 2.0%
Kesko OYJ, Class B	Food & Staples Retailing	435,008	18,638,215
Nordea Bank Abp	Banks	1,087,091	12,736,642

			31,374,857

France – 6.5%
BNP Paribas SA	Banks	377,690	23,022,469
Carrefour SA	Food & Staples Retailing	403,362	7,489,311
CNP Assurances	Insurance	89,361	1,518,398
Credit Agricole SA	Banks	839,278	11,698,043
Edenred	Software & Services	30,594	1,776,713
EssilorLuxottica SA	Consumer Durables & Apparel	8,522	1,608,197
Ipsen SA	Pharmaceuticals, Biotechnology & Life Sciences	14,593	1,558,823
Kering SA	Consumer Durables & Apparel	18	16,142
Orange SA	Telecommunication Services	124,022	1,379,734
Publicis Groupe SA	Media & Entertainment	145,984	9,212,563
Rexel SA (a)	Capital Goods	264,792	5,588,144
Sanofi	Pharmaceuticals, Biotechnology & Life Sciences	364,181	37,523,059

			102,391,596

Germany – 5.9%
adidas AG	Consumer Durables & Apparel	33	11,973
Carl Zeiss Meditec AG	Health Care Equipment & Services	11,462	2,551,763
Deutsche Telekom AG	Telecommunication Services	477	9,896
Evonik Industries AG	Materials	155,117	5,391,388
Henkel AG & Co. KGaA, Pfd Shs	Household & Personal Products	125,001	12,668,365
HUGO BOSS AG	Consumer Durables & Apparel	166,770	9,987,190
LEG Immobilien SE	Real Estate	48,932	7,730,606
Merck KGaA	Pharmaceuticals, Biotechnology & Life Sciences	170,574	34,903,927
Siemens AG	Capital Goods	62,834	9,800,458
Telefonica Deutschland Holding AG	Telecommunication Services	1,312,374	3,536,236
Wacker Chemie AG	Materials	41,051	6,036,473

			92,628,275

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Hong Kong – 2.2%
AIA Group, Ltd.	Insurance	115,800	$1,385,626
Hong Kong Exchanges & Clearing, Ltd.	Diversified Financials	22,135	1,414,632
Swire Pacific, Ltd., Class A	Real Estate	189,500	1,177,134
Swire Properties, Ltd.	Real Estate	691,800	1,967,575
Techtronic Industries Co., Ltd.	Capital Goods	1,085,500	19,356,817
Xinyi Glass Holdings, Ltd.	Capital Goods	2,505,000	9,362,027

			34,663,811

Hungary – 0.2%
Richter Gedeon Nyrt	Pharmaceuticals, Biotechnology & Life Sciences	142,347	3,915,477

			3,915,477

India – 0.4%
Dr Reddy’s Laboratories, Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	250	15,841
Wipro Ltd.	Software & Services	734,018	5,791,033

			5,806,874

Ireland – 0.2%
Bank of Ireland Group PLC (a)	Banks	626,638	3,323,177

			3,323,177

Israel – 1.1%
Check Point Software Technologies, Ltd. (a)	Software & Services	130,918	16,639,678

			16,639,678

Italy – 3.7%
Amplifon S.p.A.	Health Care Equipment & Services	245,344	12,111,589
Assicurazioni Generali SpA	Insurance	543,083	10,823,952
Banco BPM SpA	Banks	3,929,668	11,784,638
Intesa Sanpaolo SpA	Banks	7,127,456	19,682,454
Moncler SpA	Consumer Durables & Apparel	55,118	3,784,216

			58,186,849

Japan – 21.3%
Aeon Mall Co., Ltd.	Real Estate	101,300	1,543,393
Aisin Corp.	Automobiles & Components	64,000	2,589,908
Alps Alpine Co., Ltd.	Technology Hardware & Equipment	409,200	4,257,573
Benesse Holdings, Inc.	Consumer Services	61,100	1,405,392

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Brother Industries, Ltd.	Technology Hardware & Equipment	74,500	$1,515,522
Canon, Inc.	Technology Hardware & Equipment	554,900	12,773,031
Central Japan Railway Co.	Transportation	80	11,632
Coca-Cola Bottlers Japan Holdings, Inc.	Food, Beverage & Tobacco	101,000	1,647,563
Dai Nippon Printing Co., Ltd.	Commercial & Professional Services	341,141	8,035,805
Dai-ichi Life Holdings, Inc.	Insurance	1,283,500	23,613,178
Eisai Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	150	12,333
Fancl Corp.	Household & Personal Products	207,086	6,579,926
GungHo Online Entertainment, Inc.	Media & Entertainment	170,314	3,154,183
Hachijuni Bank, Ltd. (The)	Banks	488,522	1,579,834
Hino Motors, Ltd.	Capital Goods	222,700	1,951,541
Hoya Corp.	Health Care Equipment & Services	207,069	29,219,843
K’s Holdings Corp.	Retailing	245,372	2,897,802
LIXIL Corp.	Capital Goods	121,500	3,314,384
M3, Inc.	Health Care Equipment & Services	82,200	5,374,224
Medipal Holdings Corp.	Health Care Equipment & Services	299,857	5,644,951
MISUMI Group, Inc.	Capital Goods	82,200	2,863,918
Mitsubishi Estate Co., Ltd.	Real Estate	1,174,825	18,421,826
Mitsubishi Gas Chemical Co., Inc.	Materials	193,452	4,028,125
Mitsui Fudosan Co., Ltd.	Real Estate	400	9,351
MS&AD Insurance Group Holdings, Inc.	Insurance	83,610	2,583,413
Murata Manufacturing Co., Ltd.	Technology Hardware & Equipment	90,500	7,507,129
Nikon Corp.	Consumer Durables & Apparel	347,100	3,229,951
Nintendo Co., Ltd.	Media & Entertainment	53,877	27,686,966
Nippon Electric Glass Co., Ltd.	Technology Hardware & Equipment	350,075	7,945,834
Nissan Motor Co., Ltd. (a)	Automobiles & Components	2,959,899	17,171,728
Nomura Real Estate Holdings, Inc.	Real Estate	430	10,658
NTN Corp. (a)	Capital Goods	5,300	13,595
NTT Data Corp.	Software & Services	986,400	15,272,610
ORIX Corp.	Diversified Financials	630	11,018
Otsuka Holdings Co., Ltd.	Pharmaceuticals, Biotechnology & Life Sciences	141,986	5,641,496
Panasonic Corp.	Consumer Durables & Apparel	1,122,800	13,552,321
Pola Orbis Holdings, Inc.	Household & Personal Products	74,500	1,780,146
Renesas Electronics Corp. (a)	Semiconductors & Semiconductor Equipment	392,900	4,262,646

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Japan (Continued)
Ricoh Co., Ltd.	Technology Hardware & Equipment	257,800	$2,815,786
SBI Holdings, Inc.	Diversified Financials	238,400	5,704,468
Seiko Epson Corp.	Technology Hardware & Equipment	486,100	8,360,366
Seino Holdings Co., Ltd.	Transportation	276,620	3,519,251
Shimamura Co., Ltd.	Retailing	59,491	5,748,382
Sony Group Corp.	Consumer Durables & Apparel	170	17,752
Sugi Holdings Co., Ltd.	Food & Staples Retailing	21,500	1,585,975
Sumitomo Realty & Development Co., Ltd.	Real Estate	91,300	2,974,540
Sundrug Co., Ltd.	Food & Staples Retailing	187,194	6,074,217
Sysmex Corp.	Health Care Equipment & Services	19,200	2,283,682
Taiyo Yuden Co., Ltd.	Technology Hardware & Equipment	96,800	4,965,821
TIS, Inc.	Software & Services	218,162	5,655,984
Toho Gas Co., Ltd.	Utilities	30,500	1,481,922
Tokyo Electron, Ltd.	Semiconductors & Semiconductor Equipment	4,700	1,937,605
TOPPAN, Inc.	Commercial & Professional Services	540	9,156
Toyo Seikan Group Holdings, Ltd.	Materials	137,427	1,869,103
Trend Micro, Inc.	Software & Services	83,800	4,361,099
Unicharm Corp.	Household & Personal Products	66,200	2,656,002
Yamada Holding Co., Ltd.	Retailing	245,200	1,157,960
Yamato Holdings Co., Ltd.	Transportation	676,700	19,494,581
Yamazaki Baking Co., Ltd.	Food, Beverage & Tobacco	187,100	2,567,830
ZOZO, Inc.	Retailing	54,000	1,838,416

			336,194,647

Mexico – 0.2%
Gruma SAB de C.V., Class B	Food, Beverage & Tobacco	329,865	3,564,824

			3,564,824

Netherlands – 3.2%
ASM International NV	Semiconductors & Semiconductor Equipment	50,687	17,982,497
ASML Holding NV	Semiconductors & Semiconductor Equipment	6,706	5,124,012
ASR Nederland NV	Insurance	38,706	1,590,081
Koninklijke Ahold Delhaize NV	Food & Staples Retailing	840,336	26,111,795

			50,808,385

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Norway – 0.6%
Orkla ASA	Food, Beverage & Tobacco	312,804	$2,840,979
Storebrand ASA	Insurance	694,679	5,964,475

			8,805,454

Singapore – 1.2%
DBS Group Holdings, Ltd.	Banks	562,256	12,589,132
Mapletree Logistics Trust	Real Estate	2,497,600	3,891,127
Singapore Exchange, Ltd.	Diversified Financials	317,500	2,779,863

			19,260,122

South Africa – 1.9%
Capitec Bank Holdings, Ltd.	Banks	69,943	7,777,819
Clicks Group, Ltd.	Food & Staples Retailing	362,158	6,562,478
Mr Price Group, Ltd.	Retailing	524,674	7,818,777
Shoprite Holdings, Ltd.	Food & Staples Retailing	701,248	7,688,981

			29,848,055

South Korea – 0.6%
Coway Co., Ltd.	Consumer Durables & Apparel	22,470	1,673,606
Kakao Corp.	Media & Entertainment	48,029	6,148,429
LG Display Co., Ltd. (a)	Technology Hardware & Equipment	70,045	1,345,854

			9,167,889

Spain – 2.9%
Banco Bilbao Vizcaya Argentaria SA (a)	Banks	1,586,035	10,149,115
Banco Santander SA (a)	Banks	6,325,126	23,161,110
Industria de Diseno Textil SA	Retailing	355,084	12,038,588

			45,348,813

Sweden – 3.1%
Electrolux AB, Class B	Consumer Durables & Apparel	402,233	10,569,265
Elekta AB, Class B	Health Care Equipment & Services	119,161	1,740,084
Essity AB, Class B	Household & Personal Products	318	10,410
Getinge AB, Class B	Health Care Equipment & Services	92,718	4,031,263
Hennes & Mauritz AB, Class B (a)	Retailing	484	10,124
Husqvarna AB, Class B	Consumer Durables & Apparel	427,167	5,980,604
Industrivarden AB, Class C	Diversified Financials	98,795	3,783,759
Kinnevik AB, Class B (a)	Diversified Financials	98,299	4,287,565
Sandvik AB	Capital Goods	615,999	16,070,999
Trelleborg AB, Class B	Capital Goods	75,316	1,862,713

			48,346,786

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
Switzerland – 12.0%
ABB, Ltd.	Capital Goods	868,891	$31,749,451
Adecco Group AG	Commercial & Professional Services	346,833	20,760,179
Kuehne + Nagel International AG	Transportation	53,439	18,017,788
Logitech International SA	Technology Hardware & Equipment	168,891	18,546,737
Novartis AG	Pharmaceuticals, Biotechnology & Life Sciences	416,424	38,491,097
Sika AG	Materials	98,471	34,671,195
Straumann Holding AG	Health Care Equipment & Services	3,378	6,259,764
Swatch Group AG	Consumer Durables & Apparel	16,150	5,384,688
Swiss Life Holding AG	Insurance	18,015	9,287,574
Temenos AG	Software & Services	38,127	6,053,407

			189,221,880

Taiwan – 1.6%
Acer, Inc.	Technology Hardware & Equipment	1,850,000	1,805,996
MediaTek, Inc.	Semiconductors & Semiconductor Equipment	108,000	3,531,368
Novatek Microelectronics Corp.	Semiconductors & Semiconductor Equipment	339,277	6,241,110
Realtek Semiconductor Corp.	Semiconductors & Semiconductor Equipment	83,000	1,752,445
Unimicron Technology Corp. (a)	Technology Hardware & Equipment	766,000	4,024,776
United Microelectronics Corp.	Semiconductors & Semiconductor Equipment	3,533,259	7,388,563

			24,744,258

Thailand – 0.2%
Delta Electronics Thailand PCL	Technology Hardware & Equipment	90,000	1,599,148
Kasikornbank PCL	Banks	291,900	908,381

			2,507,529

United Kingdom – 10.5%
3i Group PLC	Diversified Financials	573,934	10,203,210
Abrdn PLC	Diversified Financials	1,242,026	4,900,943
Ashtead Group PLC	Capital Goods	198,480	14,855,884
Aviva PLC	Insurance	275,447	1,479,698
B&M European Value Retail SA	Retailing	466,558	3,585,392
CNH Industrial NV	Capital Goods	1,548,700	25,849,704
ConvaTec Group PLC	Health Care Equipment & Services	1,597,976	5,263,319
Farfetch Ltd., Class A (a)	Retailing	157,458	7,891,795

DOMINI IMPACT INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

COUNTRY/SECURITY	INDUSTRY	SHARES	VALUE
United Kingdom (Continued)
Halma PLC	Technology Hardware & Equipment	74,337	$2,984,711
Inchcape PLC	Retailing	320,528	3,786,947
J Sainsbury PLC	Food & Staples Retailing	1,795,735	7,073,075
Kingfisher PLC	Retailing	315,400	1,620,437
Next PLC (a)	Retailing	132,955	14,568,027
Pennon Group PLC	Utilities	178,518	3,168,512
Persimmon PLC	Consumer Durables & Apparel	173,841	7,014,095
Schroders PLC	Diversified Financials	37,755	1,917,838
Segro PLC	Real Estate	977,382	16,526,056
St James’s Place PLC	Diversified Financials	133,464	2,941,217
Travis Perkins PLC (a)	Capital Goods	116,312	2,751,710
Unilever PLC	Household & Personal Products	237	13,643
Vodafone Group PLC	Telecommunication Services	17,107,004	27,514,157

			165,910,370

United States – 5.2%
Ferguson PLC	Capital Goods	187,739	26,325,585
Jazz Pharmaceuticals PLC (a)	Pharmaceuticals, Biotechnology & Life Sciences	22,554	3,823,354
JS Global Lifestyle Co., Ltd.	Consumer Durables & Apparel	1,306,000	3,293,040
QIAGEN N.V. (a)	Pharmaceuticals, Biotechnology & Life Sciences	322,380	17,018,440
Schneider Electric SE	Capital Goods	191,565	32,072,725

			82,533,144

Total Investments – 98.4% (Cost $1,309,910,745) (b)			1,551,154,802

Other Assets, less liabilities – 1.6%			24,817,535

Net Assets – 100.0%			$1,575,972,337

(a) Non-income producing security.

(b) The aggregate cost for federal income tax purposes is $1,318,436,705. The aggregate gross unrealized appreciation is $248,659,882 and the aggregate gross unrealized depreciation is $15,941,785, resulting in net unrealized appreciation of $232,718,097.

As of the date of this report, certain foreign securities were fair valued by an independent pricing service under the direction of the Board of Trustees or its delegates in accordance with the Trust’s Valuation and Pricing Policies and Procedures.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

Performance Commentary (Unaudited)

The Fund invests primarily in investment-grade fixed-income securities, including government, corporate, mortgage-backed and asset-backed securities, and U.S. dollar-denominated bonds issued by non-U.S. entities. It is managed through a two-step process designed to capitalize on the strengths of Domini Impact Investments and Wellington Management Company. Domini sets social and environmental guidelines and objectives for each asset class, and develops an approved universe of issuers and securities, and Wellington utilizes proprietary analytical tools to manage the portfolio.

Portfolio Performance:

The Domini Impact Bond Fund Investor shares returned 1.06% during the trailing twelve-month period ended July 31, 2021, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -0.70% during the period.

Throughout the period, the Fund maintained a modest underweight to investment-grade corporate bonds in favor of high-yield credit, U.S. bank loans and taxable municipals. The overweight to taxable municipals contributed the most to relative results, as difference between the interest rates paid across different bond sectors during the period tightened. The Fund’s overweight allocation to U.S. government agency bonds was also beneficial for relative results, as were its out-of-benchmark allocations to higher-yielding credit and bank loans, particularly from industrials issuers. Within investment-grade corporates, the Fund maintained its largest underweight to industrials, which had a negative impact on relative performance. This was partially offset by a positive contribution from positioning within investment grade financials, particularly insurance.

The Fund’s positioning within securitized sectors contributed favorably to relative results, driven by out-of-benchmark allocations to commercial mortgage backed securities and collateralized mortgage obligations.

During the period the Fund used derivatives to help the implementation of the overall investment strategy. This included credit default swap indices, interest rate swaps, total return swaps and currency forwards. The Fund’s positioning in below-investment-grade credit default swaps (used to manage risk exposures) detracted from relative performance. The Fund was positioned with a short duration relative to the benchmark in the second half of the period. In aggregate, duration and yield-curve positioning detracted from relative results overall.

At the end of the period, the Fund leaned shorter in duration relative to the benchmark. The Fund was positioned with underweights to government bonds and investment-grade corporate bonds in favor of taxable municipals issuers with solid fundamentals, as well as high-quality securitized sectors, including commercial mortgage-backed securities and U.S. government agency mortgage-backed securities. The Fund also maintained an allocation to high-yield corporate credit and bank loans issuers with strong balance sheets. The Fund maintained select exposure to Emerging Market corporate debt where valuations are attractive.

PORTFOLIO COMPOSITION (% OF NET ASSETS) (Unaudited)

During periods of rising interest rates, the Fund can lose value. Some of the Fund’s community development investments may be unrated and may carry greater credit risks than the Fund’s other holdings. The Fund currently holds a large percentage of its portfolio in mortgage-backed securities. During periods of falling interest rates, mortgage-backed securities may prepay the principal due, which may lower the Fund’s return by causing it to reinvest at lower interest rates.

Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

TBA (To Be Announced) securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation, which can adversely affect the Fund’s returns.

The reduction or withdrawal of historical financial market support activities by the U.S. Government and Federal Reserve, or other governments/central banks could negatively impact financial markets generally, and increase market, liquidity and interest rate risks which could adversely affect the Fund’s returns.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Domini Impact Investments. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification nor shall any such party have any liability therefrom.

DOMINI IMPACT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2021 (Unaudited)	Investor shares	BBUSA*

1 Year	1.06%	-0.70%

5 Year	3.67%	3.13%

10 Year	3.11%	3.35%

Comparison of $10,000 Investment in the Domini Impact Bond Fund Investor Shares (DSBFX) and BBUSA* (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-582-6757 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s annual operating expenses totaled 1.15%/ 0.87% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor share expenses to 0.87% through November 30, 2021, absent an earlier modification approved by the Fund’s Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including impact investing, portfolio management, style risk, information, market, recent events, interest rate and credit risks. You may lose money.

The Bloomberg Barclays U.S. Aggregate Index is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

*Effective August 24, 2021, the benchmark changed its name to the Bloomberg U.S. Aggregate Index.

DOMINI IMPACT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2021 (Unaudited)	Institutional shares	BBUSA[1]

1 Year	1.35%	-0.70%

5 Year	3.98%	3.13%

10 Year	3.11%[2]	3.35%

Comparison of $500,000 Investment in the Domini Impact Bond Fund Institutional Shares (DSBIX) and BBUSA1 (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30,2020, the Fund’s annual operating expenses totaled 0.74% /0.57% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Institutional share expenses to 0.57% through November 30, 2021, absent an earlier modification approved by the Fund’s Board of Trustees.

The table and graph do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including impact investing, portfolio management, style risk, information, market, recent events, interest rate and credit risks. You may lose money.

The Bloomberg Barclays U.S. Aggregate Index is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

1 Effective August 24, 2021 the benchmark changed its name to the Bloomberg U.S. Aggregate Index.

2 Institutional shares were not offered prior to November 30, 2011. All performance information for time periods beginning prior to November 30, 2011 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Institutional shares.

DOMINI IMPACT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS As of 7/31/2021 (Unaudited)	Class Y shares[1]	BBUSA[2]

1 Year	1.06%	-0.70%

5 Year	3.67%	3.13%

10 Year	3.11%	3.35%

Comparison of $10,000 Investment in the Domini Impact Bond Fund Class Y Shares (DSBYX) and BBUSA2 (Unaudited)

Past performance is no guarantee of future results. The Fund’s returns quoted above represent past performance after all expenses. The returns reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Investment return, principal value, and yield will fluctuate. Your shares, when redeemed, may be worth more or less than their original cost. Call 1-800-762-6814 or visit www.domini.com for performance information current to the most recent month-end, which may be lower or higher than the performance data quoted. A 2.00% redemption fee applies on sales or exchanges of shares made less than 30 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Quoted performance data does not reflect the deduction of this fee, which would reduce the performance quoted. See the prospectus for further information.

Per the prospectus dated November 30, 2020, the Fund’s annual operating expenses totaled 0.79% /0.65% (gross/net). The Fund’s adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class Y share expenses to 0.65% through November 30, 2021, absent an earlier modification approved by the Fund’s Board of Trustees.

The table and table do not reflect the deduction of fees and taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested.

An investment in the Fund is not a bank deposit and is not insured. The Fund is subject to certain risks, including impact investing, portfolio management, style risk, information, market, recent events, interest rate and credit risks. You may lose money.

The Bloomberg Barclays U.S. Aggregate Index is an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. You cannot invest directly in an index.

1 Class Y shares were not offered prior to June 1, 2021. All performance information for time periods beginning prior to June 1, 2021 is the performance of the Investor shares. This performance has not been adjusted to reflect the lower expenses of the Class Y shares.

2 Effective August 24, 2021 the benchmark changed its name to the Bloomberg U.S. Aggregate Index.

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS

July 31, 2021

Security	Principal Amount*	Value
Long Term Investments – 100.8%
Mortgage Backed Securities – 47.1%
Agency Collateralized Mortgage Obligations – 5.3%
Federal Home Loan Mortgage Corp.
Series 3768, Class CB, 3.500%, 12/15/25	131,017	$137,646
Series 3800, Class CB, 3.500%, 2/15/26	252,604	265,411
Series 3806, Class L, 3.500%, 2/15/26	727,360	765,513
Series 3877, Class LM, 3.500%, 6/15/26	499,924	525,990
Series 4961, Class JB, 2.500%, 12/15/42	258,641	271,617
Federal National Mortgage Association
Series 2012-17, Class BC, 3.500%, 3/25/27	368,000	395,371
Series 2018-72, Class BA, 3.500%, 7/25/54	144,193	150,791
Series 2019-6, Class GJ, 3.000%, 2/25/49	120,220	126,917
Series 2020-1, Class AC, 3.500%, 8/25/58	376,393	401,752
Federal National Mortgage Association Connecticut Avenue Securities
Series 2016-C07, Class 2M2, 4.439%, (1 Month USD-LIBOR + 4.35%), 5/25/29 (a)	127,857	134,131
Series 2017-C01, Class 1M2, 3.639%, (1 Month USD-LIBOR + 3.55%), 7/25/29 (a)	81,905	84,877
Freddie Mac Multifamily Structured Pass Through Certificates
Series K103, Class X1, 0.638%, 11/25/29 (a)	8,919,979	436,185
Series K111, Class X1, 1.572%, 5/25/30 (a)	1,452,071	176,746
Series K112, Class X1, 1.433%, 5/25/30 (a)	1,503,799	168,926
Series K113, Class X1, 1.387%, 6/25/30 (a)	2,549,871	276,940
Series K114, Class X1, 1.118%, 6/25/30 (a)	2,351,759	208,176
Series K119, Class X1, 0.932%, 9/25/30 (a)	4,977,322	371,568
Series K121, Class X1, 1.028%, 10/25/30 (a)	664,273	54,232
Series K122, Class X1, 0.883%, 11/25/30 (a)	364,686	26,221
Series K124, Class X1, 0.721%, 12/25/30 (a)	1,468,211	89,191
Series K740, Class X1, 0.759%, 9/25/27 (a)	1,297,951	54,704
Series KG03, Class X1, 1.381%, 6/25/30 (a)	3,210,000	339,842
Series KG04, Class X1, 0.854%, 11/25/30 (a)	2,418,839	165,963
Series KG05, Class X1, 0.312%, 1/25/31 (a)	2,465,000	68,161
Series KSG1, Class X1, 1.156%, 9/25/30 (a)	4,067,750	367,668
FREMF Mortgage Trust
Series 2017-K64, Class B, 3.981%, 5/25/50 (a)(b)	70,000	78,367
Series 2017-K65, Class B, 4.073%, 7/25/50 (a)(b)	155,000	174,503
Series 2017-K66, Class B, 4.035%, 7/25/27 (a)(b)	136,000	152,971
Series 2017-K67, Class B, 3.944%, 9/25/49 (a)(b)	85,000	95,324
Series 2017-K67, Class C, 3.944%, 9/25/49 (a)(b)	100,000	107,478
Series 2017-K68, Class B, 3.843%, 10/25/49 (a)(b)	90,000	100,420
Series 2017-K69, Class C, 3.726%, 10/25/49 (a)(b)	40,000	42,867
Series 2017-K71, Class B, 3.753%, 11/25/50 (a)(b)	220,000	244,947
Series 2017-K71, Class C, 3.753%, 11/25/50 (a)(b)	65,000	69,811
Series 2017-K725, Class B, 3.882%, 2/25/50 (a)(b)	100,000	107,153
Series 2017-K726, Class B, 3.985%, 7/25/49 (a)(b)	175,000	188,529
Series 2017-K729, Class B, 3.674%, 11/25/49 (a)(b)	250,000	269,179
Series 2017-K729, Class C, 3.674%, 11/25/49 (a)(b)	90,000	95,565

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

Security	Principal Amount*	Value
Agency Collateralized Mortgage Obligations (Continued)
Series 2018-K154, Class B, 4.020%, 11/25/32 (a)(b)	67,000	$73,555
Series 2018-K77, Class B, 4.160%, 5/25/51 (a)(b)	355,000	403,872
Series 2018-K85, Class C, 4.319%, 12/25/50 (a)(b)	550,000	616,811
Series 2018-KW07, Class B, 4.081%, 10/25/31 (a)(b)	461,000	494,578
Series 2019-100, Class C, 3.490%, 11/25/52 (a)(b)	380,000	404,049
Series 2019-K103, Class B, 3.453%, 12/25/51 (a)(b)	525,000	573,788
Series 2019-K736, Class C, 3.758%, 7/25/26 (a)(b)	400,000	430,399
Series 2019-K95, Class C, 3.919%, 8/25/52 (a)(b)	307,000	336,673
Series 2019-K97 , Class C, 3.764%, 9/25/51 (a)(b)	204,000	220,456
Series 2020-K104, Class B, 3.539%, 2/25/52 (a)(b)	520,000	572,077
Series K95, Class B, 3.919%, 8/25/52 (a)(b)	500,000	567,015
SLG Office Trust 2021-OVA, Series OVA, Class C, 2.851%, 7/15/41 (b)	835,000	881,291
STACR Trust, Series 2018-HRP1, Class M2, 1.739%, (1 Month USD-LIBOR + 1.65%), 4/25/43 (a)(b)	52,657	52,785

		13,419,002

Commercial Mortgage-Backed Securities – 6.4%
245 Park Avenue Trust, Series 2017-245P, Class A, 3.508%, 6/5/37 (b)	800,000	885,694
BANK
Series 2017-BNK8, Class ASB, 3.314%, 11/15/50	147,000	160,073
Series BN18, Class XA, 0.900%, 5/15/62 (a)	2,140,828	128,497
Series BN24, Class XA, 0.646%, 11/15/62 (a)	5,543,758	266,047
Series BN28, Class XA, 1.785%, 3/15/63 (a)	1,934,446	264,306
Benchmark Mortgage Trust
Series 2019-B10, Class XA, 1.227%, 3/15/62 (a)	2,335,733	176,361
Series 2020-B18, Class XA, 1.793%, 7/15/53 (a)	504,514	56,788
Series 2020-B22, Class XA, 1.522%, 1/15/54 (a)	886,015	106,103
BWAY Mortgage Trust
Series 2013-1515, Class A1, 2.809%, 3/10/33 (b)	89,218	92,629
Series 2013-1515, Class A2, 3.454%, 3/10/33 (b)	1,000,000	1,075,754
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A, 2.778%, 11/10/31 (a)(b)	800,000	828,631
COMM Mortgage Trust
Series 2013-WWP, Class A2, 3.424%, 3/10/31 (b)	640,000	667,285
Series 2013-WWP, Class B, 3.726%, 3/10/31 (b)	644,000	674,042
Series 2015-LC19, Class A4, 3.183%, 2/10/48	291,000	313,012
Series 2016-LC6, Class A4, 2.941%, 1/10/46	291,250	298,618
Series 2020-CX, Class A, 2.173%, 11/10/46 (b)	200,000	205,415
Series 2020-CX, Class B, 2.446%, 11/10/46 (b)	524,000	541,021
Series 2020-CX, Class D, 2.683%, 11/10/46 (a)(b)	100,000	101,332
Series 2020-SBX, Class A, 1.670%, 1/10/38 (b)	595,000	608,262
CPT Mortgage Trust, Series 2019-CPT, Class A, 2.865%, 11/13/39 (b)	240,000	258,978
DBJPM Mortgage Trust, Series 2020-C9, Class XA, 1.713%, 9/15/53 (a)	643,175	65,576
DC Office Trust, Series 2019-MTC, Class A, 2.965%, 9/15/45 (b)	370,000	401,080

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

Security	Principal Amount*	Value
Commercial Mortgage-Backed Securities (Continued)
FREMF Mortgage Trust, Series K99, Class B, 3.646%, 10/25/52 (a)(b)	565,000	$628,059
Grace Trust, Series 2020-GRCE, Class A, 2.347%, 12/10/40 (b)	750,000	778,791
Hudson Yards Mortgage Trust
Series 2016-10HY, Class A, 2.835%, 8/10/38 (b)	800,000	859,286
Series 2019-30HY, Class A, 3.228%, 7/10/39 (b)	700,000	773,048
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2018-AON, Class A, 4.128%, 7/5/31 (b)	555,000	588,308
Life Mortgage Trust, Series 2021-BMR, Class D, 1.494%, (1 Month USD-LIBOR + 1.4%), 3/15/38 (a)(b)	120,000	120,670
MAD Mortgage Trust, Series 2017-330M, Class A, 3.188%, 8/15/34 (a)(b)	829,000	853,884
MKT Mortgage Trust, Series 2020-525M, Class A, 2.694%, 2/12/40 (b)	600,000	639,350
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C12, Class A4, 4.259%, 10/15/46 (a)	300,000	320,232
Series 2014-C15, Class A4, 4.051%, 4/15/47	300,000	323,255
Series 2014-C19, Class A4, 3.526%, 12/15/47	180,167	194,470
Morgan Stanley Capital I Trust
Series 2017-CLS, Class A, 0.793%, (1 Month USD-LIBOR + 0.7%), 11/15/34 (a)(b)	531,000	531,562
Series 2017-CLS, Class F, 2.693%, (1 Month USD-LIBOR + 2.6%), 11/15/34 (a)(b)	261,000	261,037
One Market Plaza Trust, Series 2017-1MKT, Class A, 3.614%, 2/10/32 (b)	710,000	723,535
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A4, 3.617%, 9/15/57	340,000	374,311

		16,145,302

Federal Home Loan Mortgage Corporation – 1.2%
Federal Home Loan Mortgage Corp.
2.500%, 8/1/27	30,643	32,261
2.500%, 11/1/27	83,900	88,351
3.000%, 1/1/27	114,835	121,583
3.000%, 7/1/42	29,961	31,897
3.000%, 5/1/45	297,488	319,978
3.017%, (12 Month USD-LIBOR + 1.629%), 10/1/43 (a)	44,798	46,856
3.500%, 12/1/32	133,420	143,393
3.500%, 6/1/48	622,708	660,905
4.000%, 2/1/37	48,303	53,176
4.000%, 8/1/39	29,751	33,001
4.000%, 10/1/39	61,668	67,972
4.000%, 10/1/39	57,419	63,389
4.000%, 11/1/39	28,539	31,507
4.000%, 10/1/40	88,477	98,149
4.000%, 11/1/40	84,558	92,900
4.000%, 11/1/40	15,368	16,984
4.000%, 11/1/40	11,210	12,375
4.000%, 12/1/40	39,622	43,464

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

Security	Principal Amount*	Value
Federal Home Loan Mortgage Corporation (Continued)
4.000%, 6/1/41	6,922	$7,410
4.500%, 4/1/35	74,821	82,497
4.500%, 9/1/35	106,695	117,886
4.500%, 7/1/36	77,723	86,119
4.500%, 6/1/39	140,612	156,679
4.500%, 9/1/40	21,568	24,030
4.500%, 2/1/41	42,723	47,257
5.000%, 8/1/33	13,870	15,791
5.000%, 10/1/33	6,682	7,382
5.000%, 4/1/35	16,590	18,908
5.000%, 7/1/35	107,284	122,263
5.000%, 7/1/35	18,147	20,680
5.000%, 1/1/37	67,755	77,174
5.000%, 7/1/40	48,729	55,793
5.000%, 4/1/41	42,879	49,038
5.500%, 12/1/36	68,392	79,455
5.500%, 8/1/40	97,376	113,446
6.000%, 8/1/36	11,004	13,090
6.000%, 7/1/39	64,143	76,307

		3,129,346

Federal National Mortgage Association – 26.0%
Federal National Mortgage Association
1.865%, (12 Month USD-LIBOR + 1.58%), 5/1/44 (a)	14,369	14,818
2.000%, 10/1/27	112,470	117,136
2.000%, 1/1/28	92,684	96,527
2.000%, 8/12/51	14,690,000	14,976,340
2.500%, 6/1/24	118,865	124,534
2.500%, 11/1/31	63,990	67,346
2.500%, 12/1/31	19,402	20,423
2.500%, 12/1/43	113,207	118,263
2.500%, 4/1/45	141,608	148,324
2.500%, 9/14/51	2,850,000	2,961,217
3.000%, 8/1/46	38,786	40,901
3.000%, 10/1/46	758,985	803,005
3.000%, 11/1/46	841,770	890,919
3.000%, 12/1/46	348,058	369,209
3.000%, 8/12/51	1,450,000	1,519,781
3.500%, 12/1/31	7,503	8,054
3.500%, 1/1/32	133,488	143,242
3.500%, 1/1/32	71,877	77,156
3.500%, 10/1/32	107,212	116,275
3.500%, 6/1/46	564,195	606,289
3.500%, 1/1/48	455,122	482,204
4.000%, 11/1/30	13,104	14,134
4.000%, 10/1/33	80,496	88,020
4.000%, 12/1/36	24,435	26,952
4.000%, 8/1/39	30,773	33,785

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

Security	Principal Amount*	Value
Federal National Mortgage Association (Continued)
4.000%, 10/1/39	19,687	$21,517
4.000%, 12/1/39	28,546	31,321
4.000%, 1/1/40	254,608	280,896
4.000%, 3/1/40	29,172	32,030
4.000%, 8/1/40	64,010	70,264
4.000%, 8/1/40	11,229	12,372
4.000%, 10/1/40	131,474	145,783
4.000%, 10/1/40	20,909	22,961
4.000%, 11/1/40	23,735	26,068
4.000%, 11/1/40	15,270	16,848
4.000%, 12/1/40	49,681	55,814
4.000%, 2/1/41	52,442	57,510
4.500%, 8/1/35	23,768	26,185
4.500%, 8/1/36	20,188	22,123
4.500%, 8/1/38	60,337	67,387
4.500%, 3/1/39	69,433	77,498
4.500%, 9/1/39	28,142	31,328
4.500%, 2/1/40	33,388	37,314
4.500%, 8/1/40	76,724	85,791
4.500%, 1/1/41	24,044	26,740
4.500%, 9/1/41	47,628	53,194
5.000%, 10/1/39	2,969	3,398
5.500%, 8/1/37	45,574	52,917
6.000%, 12/1/35	25,318	29,365
6.000%, 3/1/36	149,982	174,852
6.000%, 6/1/36	53,419	63,520
6.000%, 8/1/37	14,267	16,946
6.000%, 3/1/38	26,714	31,767
TBA 15 Yr, 2.000%, 8/17/36 (c)	4,300,000	4,462,090
TBA 15 Yr, 3.000%, 8/17/36 (c)	1,700,000	1,788,652
TBA 30 Yr, 2.000%, 9/14/51 (c)	18,390,000	18,708,233
TBA 30 Yr, 2.500%, 8/12/51 (c)	2,850,000	2,967,451
TBA 30 Yr, 3.000%, 9/14/51 (c)	4,350,000	4,549,828
TBA 30 Yr, 3.500%, 8/12/51 (c)	850,000	900,900
TBA 30 Yr, 3.500%, 9/14/51 (c)	850,000	899,008
TBA 30 Yr, 4.000%, 8/12/51 (c)	5,800,000	6,197,391

		65,912,116

Government National Mortgage Association – 8.2%
Government National Mortgage Association
4.000%, 8/19/51	1,600,000	1,692,063
TBA 30 Yr, 2.500%, 8/19/51 (c)	4,300,000	4,469,816
TBA 30 Yr, 3.000%, 8/19/51 (c)	7,600,000	7,952,688
TBA 30 Yr, 3.500%, 8/19/51 (c)	5,300,000	5,566,035
TBA 30 Yr, 4.500%, 8/19/51 (c)	900,000	956,671

		20,637,273

Total Mortgage Backed Securities (Cost $117,625,096)		119,243,039

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

Security	Principal Amount*	Value
Corporate Bonds and Notes – 31.8%
Communications – 4.1%
Alibaba Group Holding, Ltd., 2.800%, 6/6/23	200,000	$207,552
AT&T, Inc.
2.750%, 6/1/31	1,285,000	1,355,374
3.550%, 9/15/55 (b)	572,000	591,563
CBS Corp., 2.900%, 1/15/27	400,000	430,358
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.484%, 10/23/45	1,325,000	1,867,037
Comcast Corp., 3.200%, 7/15/36	650,000	709,811
Cox Communications, Inc.
3.150%, 8/15/24 (b)	57,000	60,863
3.850%, 2/1/25 (b)	10,000	10,921
eBay, Inc., 3.600%, 6/5/27	195,000	218,911
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/1/29 (b)	410,000	411,097
Gray Television, Inc., 5.875%, 7/15/26 (b)	200,000	206,750
MercadoLibre, Inc., 2.375%, 1/14/26	500,000	501,880
Millicom International Cellular SA, 4.500%, 4/27/31 (b)	950,000	989,306
Verizon Communications, Inc.
3.376%, 2/15/25	57,000	62,040
3.400%, 3/22/41	1,250,000	1,352,403
ViacomCBS, Inc., 4.950%, 1/15/31	985,000	1,205,715
Vodafone Group PLC
4.375%, 2/19/43	70,000	82,761
6.150%, 2/27/37	185,000	259,216

		10,523,558

Consumer, Cyclical – 2.9%
Aptiv Corp., 4.150%, 3/15/24	401,000	434,837
Core & Main L.P., 6.125%, 8/15/25 (b)	45,000	45,695
Home Depot, Inc. (The), 5.950%, 4/1/41	420,000	621,817
Lennar Corp., 4.125%, 1/15/22	245,000	246,802
O’Reilly Automotive, Inc., 3.800%, 9/1/22	155,000	159,301
Starbucks Corp.
2.550%, 11/15/30	990,000	1,043,243
3.750%, 12/1/47	275,000	314,315
4.450%, 8/15/49	750,000	957,049
Toll Brothers Finance Corp., 4.350%, 2/15/28	600,000	666,594
Toyota Motor Corp., 2.362%, 3/25/31	1,500,000	1,595,463
YMCA of Greater New York
2.303%, 8/1/26	765,000	774,556
Series 2020, 3.230%, 8/1/32	375,000	374,698

		7,234,370

Consumer, Non-cyclical – 8.3%
Advocate Health & Hospitals Corp.
Series 2020, 2.211%, 6/15/30	325,000	336,863
3.829%, 8/15/28	1,115,000	1,273,482
Allina Health System, 4.805%, 11/15/45	291,000	389,144

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

Security	Principal Amount*	Value
Consumer, Non-cyclical (Continued)
Amgen, Inc.
2.300%, 2/25/31	1,000,000	$1,032,631
3.200%, 11/2/27	525,000	580,481
Biogen, Inc., 3.250%, 2/15/51 (b)	448,000	452,730
Bon Secours Mercy Health, Inc., 1.350%, 6/1/25	155,000	157,546
Boston Medical Center Corp., 4.519%, 7/1/26	705,000	796,667
Bristol-Myers Squibb Co., 3.875%, 8/15/25	154,000	171,570
CommonSpirit Health senior secured note
2.782%, 10/1/30	185,000	195,727
3.347%, 10/1/29	600,000	659,125
Conservation Fund A Nonprofit Corp. (The), 3.474%, 12/15/29	800,000	862,903
Dignity Health
4.500%, 11/1/42	408,000	507,987
5.267%, 11/1/64	250,000	356,476
ERAC USA Finance LLC, 3.850%, 11/15/24 (b)	500,000	544,967
Gartner, Inc., 3.750%, 10/1/30 (b)	160,000	164,626
Gilead Sciences, 1.650%, 10/1/30	300,000	295,656
Hologic, Inc., 3.250%, 2/15/29 (b)	695,000	704,209
Howard University
Series 2020, 1.991%, 10/1/25	120,000	122,335
Series 2020, 2.657%, 10/1/26	100,000	104,718
Series 2020, 3.476%, 10/1/41	1,850,000	1,949,137
John D and Catherine T MacArthur Foundation, 1.299%, 12/1/30	1,440,000	1,405,221
Kaiser Foundation Hospitals, 3.150%, 5/1/27	185,000	204,402
McCormick & Co, Inc., 2.500%, 4/15/30	700,000	727,598
Northeastern University, 5.285%, 3/1/32	100,000	122,848
Ochsner Clinic Foundation, 5.897%, 5/15/45	400,000	591,061
Ochsner LSU Health System of North Louisiana, 2.510%, 5/15/31	1,250,000	1,267,780
Orlando Health Obligated Group, 4.416%, 10/1/44	395,000	503,111
PeaceHealth Obligated Group, 1.375%, 11/15/25	1,000,000	1,017,123
Royalty Pharma, 3.300%, 9/2/40	1,250,000	1,274,330
Royalty Pharma PLC, 2.150%, 9/2/31	350,000	344,755
Rush Obligated Group, 3.922%, 11/15/29	375,000	433,109
Stanford Health Care, 3.310%, 8/15/30	595,000	670,182
Thermo Fisher Scientific, Inc.
2.375%, 4/15/32	305,000	431,869
4.133%, 3/25/25	375,000	416,180

		21,068,549

Energy – 0.6%
Azure Power Solar Energy Pvt, Ltd., 5.650%, 12/24/24 (b)	500,000	526,614
Greenko Dutch BV, 3.850%, 3/29/26 (b)	660,000	666,458
Investment Energy Resources, Ltd., 6.250%, 4/26/29 (b)	200,000	218,590

		1,411,662

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

Security	Principal Amount*	Value
Financial – 10.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.500%, 5/26/22	775,000	$791,646
AIA Group, Ltd., 4.500%, 3/16/46 (b)	325,000	420,133
Air Lease Corp., 3.625%, 12/1/27	500,000	544,798
American International Group, Inc., 3.900%, 4/1/26	380,000	423,541
American Tower Corp.
3.375%, 5/15/24	235,000	251,595
5.000%, 2/15/24	362,000	400,740
AXA SA, 8.600%, 12/15/30	400,000	606,226
Bank of America Corp.
Series MTN, 2.456%, (3 Month USD-LIBOR + 0.87%), 10/22/25 (a)	545,000	571,347
4.083%, (3 Month USD-LIBOR + 3.15%), 3/20/51 (a)	500,000	606,207
7.750%, 5/14/38	700,000	1,127,396
BlueHub Loan Fund, Inc., 2.890%, 1/1/27	600,000	624,377
BNP Paribas SA, 3.800%, 1/10/24 (b)	245,000	263,126
Boston Properties L.P., 3.650%, 2/1/26	430,000	477,410
BPCE SA
3.000%, 5/22/22 (b)	250,000	255,526
4.875%, 4/1/26 (b)	500,000	570,449
Brandywine Operating Partnership L.P., 4.550%, 10/1/29	500,000	569,397
Brighthouse Financial, Inc., 5.625%, 5/15/30	890,000	1,095,483
Citigroup, Inc.
1.678%, (SOFR + 1.667), 5/15/24 (a)	1,000,000	1,020,963
2.561%, (SOFR + 1.167), 5/1/32 (a)	500,000	517,001
3.352%, (3 Month USD-LIBOR + 0.8966%), 4/24/25 (a)	475,000	507,399
Cooperatieve Rabobank UA
3.875%, 9/26/23 (b)	250,000	268,288
3.950%, 11/9/22	375,000	391,933
Credit Agricole SA, 4.125%, 1/10/27 (b)	1,000,000	1,133,640
Crown Castle International Corp., 3.700%, 6/15/26	300,000	332,969
Discover Financial Services, 3.750%, 3/4/25	325,000	355,994
Duke Realty L.P., 3.625%, 4/15/23	200,000	208,935
Fifth Third Bancorp, 8.250%, 3/1/38	425,000	720,333
HAT Holdings I LLC/HAT Holdings II LLC, 6.000%, 4/15/25 (b)	450,000	474,228
HSBC Holdings PLC, 4.950%, 3/31/30	1,000,000	1,217,055
ING Groep NV, 4.625%, 1/6/26 (b)	750,000	859,618
Kimco Realty Corp., 3.400%, 11/1/22	160,000	165,290
Marsh & McLennan Cos., Inc., 3.300%, 3/14/23	100,000	104,381
Morgan Stanley
2.699%, (SOFR + 1.143), 1/22/31 (a)	640,000	674,611
3.950%, 4/23/27	210,000	236,664
Nationwide Mutual Insurance Co., 4.350%, 4/30/50 (b)	550,000	629,588
New York Life Insurance Co., 3.750%, 5/15/50 (b)	160,000	185,669
Nuveen Finance LLC, 4.125%, 11/1/24 (b)	160,000	177,146
Prologis L.P., 3.250%, 10/1/26	165,000	182,091
Prudential PLC, 3.125%, 4/14/30	155,000	170,573
Regency Centers L.P., 3.750%, 6/15/24	300,000	321,529
Reinsurance Group of America, Inc.
3.950%, 9/15/26	250,000	280,982
Series MTN, 4.700%, 9/15/23	164,000	178,092

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

Security	Principal Amount*	Value
Financial (Continued)
Scentre Group Trust 1/Scentre Group Trust 2, 4.375%, 5/28/30 (b)	615,000	$725,289
Sumitomo Mitsui Trust Bank, Ltd., 1.550%, 3/25/26 (b)	1,500,000	1,529,036
Truist Financial Corp., Series MTN, 3.875%, 3/19/29	575,000	661,184
U.S. Bancorp, Series MTN, 3.600%, 9/11/24	493,000	537,126
USAA Capital Corp., 2.125%, 5/1/30 (b)	885,000	909,250
Ventas Realty L.P., 3.500%, 2/1/25	500,000	539,272
Yuzhou Group Holdings Co., Ltd., 6.350%, 1/13/27 (b)	255,000	169,273

		25,984,799

Industrial – 1.4%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.250%, 9/1/28 (b)	200,000	200,531
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.250%, 8/15/27 (b)	360,000	368,059
Interchile SA, 4.500%, 6/30/56 (b)	550,000	589,218
Klabin Austria GmbH, 5.750%, 4/3/29 (b)	480,000	548,290
Nature Conservancy (The), Series A, 1.154%, 7/1/27	430,000	428,868
WRKCo, Inc., 3.000%, 9/15/24	375,000	398,371
Xylem, Inc., 2.250%, 1/30/31	900,000	922,991

		3,456,328

Technology – 2.4%
Apple, Inc., 2.650%, 5/11/50	300,000	296,353
Black Knight InfoServ LLC, 3.625%, 9/1/28 (b)	330,000	331,122
Broadcom, Inc.
4.150%, 11/15/30	1,010,000	1,145,243
5.000%, 4/15/30	800,000	955,412
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.750%, 3/1/25 (b)	395,000	399,938
Hewlett Packard Enterprise Co., 4.650%, 10/1/24	1,200,000	1,331,974
HP, Inc., 3.000%, 6/17/27	1,250,000	1,350,457
Micron Technology, Inc., 4.640%, 2/6/24	260,000	283,746

		6,094,245

Utilities – 1.8%
Aegea Finance S.a.r.l., 5.750%, 10/10/24 (b)	370,000	382,304
Clearway Energy Operating LLC
3.750%, 2/15/31 (b)	560,000	560,781
4.750%, 3/15/28 (b)	400,000	424,816
EDP Finance B.V., 1.710%, 1/24/28 (b)	1,300,000	1,296,829
NSTAR Electric Co., 3.950%, 4/1/30	830,000	973,234
Pattern Energy Operations L.P./Pattern Energy Operations, Inc., 4.500%, 8/15/28 (b)	475,000	491,248
Public Service Co. of Colorado, 4.100%, 6/15/48	420,000	521,579

		4,650,791

Total Corporate Bonds and Notes (Cost $74,660,621)		80,424,302

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

Security	Principal Amount*	Value
Municipal Bonds – 10.1%
American Municipal Power-Ohio, Inc., (Meldahl Hydroelectric Project), 6.270%, 2/15/50	485,000	$698,078
California Health Facilities Financing Authority, 2.984%, 6/1/33	760,000	824,945
Chicago Transit Authority Sales Tax Receipts Fund, 3.912%, 12/1/40	260,000	305,626
Colorado Health Facilities Authority, 4.480%, 12/1/40	940,000	993,012
Cook County Community High School District No. 228, IL, 5.019%, 12/1/41 (Insurer AGM)	435,000	582,810
County of Riverside, CA
2.963%, 2/15/27	670,000	731,448
3.070%, 2/15/28	670,000	738,486
District of Columbia, (Ingleside at Rock Creek)
3.432%, 4/1/42	430,000	466,442
4.125%, 7/1/27	500,000	537,104
Florida Development Finance Corp., 4.009%, 4/1/40	925,000	979,089
Illinois Finance Authority, 3.510%, 5/15/41	1,000,000	1,033,908
Inland Valley Development Agency, 5.500%, 3/1/33 (Insurer AGM)	70,000	77,538
Lancaster County Hospital Authority, PA, (Brethren Village)
5.000%, 7/1/24	165,000	182,683
5.000%, 7/1/25	135,000	153,709
Maryland Health and Higher Educational Facilities Authority, (Meritus Medical Center)
3.968%, 7/1/27	205,000	236,245
4.168%, 7/1/29	40,000	47,545
Massachusetts Development Finance Agency, (NewBridge on the Charles, Inc.), 4.000%, 10/1/27	100,000	109,067
Massachusetts Educational Financing Authority
1.921%, 7/1/27	615,000	623,921
2.305%, 7/1/29	1,000,000	1,020,888
2.306%, 7/1/25	200,000	208,759
Massachusetts Health and Educational Facilities Authority, (Northeastern University), 6.432%, 10/1/35	420,000	583,620
Metropolitan Transportation Authority
5.000%, 11/15/50	240,000	300,655
5.175%, 11/15/49	855,000	1,161,061
New Jersey Educational Facilities Authority, 3.958%, 7/1/48 (Insurer AGM)	1,000,000	1,059,992
New York Transportation Development Corp., 4.248%, 9/1/35	610,000	681,555
New York Transportation Development Corp., (LaGuardia Airport Terminal B Redevelopment), 3.473%, 7/1/28	500,000	504,389
Oklahoma Development Finance Authority, (OU Medicine)
4.650%, 8/15/30 (Insurer AGM)	130,000	156,426
5.450%, 8/15/28	770,000	882,913
Oklahoma State University
3.427%, 9/1/36	100,000	111,821
3.627%, 9/1/40	880,000	976,155
Oregon Health and Science University, 5.000%, 7/1/45	350,000	475,360

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

Security	Principal Amount*	Value
Municipal Bonds (Continued)
Oregon State University, 3.424%, 3/1/60 (Insurer BAM)	1,000,000	$1,042,963
Pennsylvania Industrial Development Authority, 3.556%, 7/1/24 (b)	505,000	524,833
Philadelphia, PA, Water and Wastewater Revenue, 4.189%, 10/1/37	665,000	768,086
Regents of the University of California Medical Center Pooled Revenue, 3.706%, 5/15/20	900,000	1,010,463
Sacramento, CA, 5.730%, 8/15/23 (Insurer NATL)	340,000	362,873
San Bernardino County, CA, Pension Obligation Revenue, 6.020%, 8/1/23 (Insurer AGM)	200,000	212,502
Shelby County, Health, Educational and Housing Facilities Board, (Trezevant Manor Project)
4.000%, 9/1/21	250,000	249,820
4.000%, 9/1/22	250,000	247,712
Southern Ohio Port Authority, 6.500%, 12/1/30 (b)	470,000	553,896
State Board of Administration Finance Corp., 1.258%, 7/1/25	375,000	381,492
Sustainable Energy Utility, Inc., 2.344%, 9/15/29	900,000	908,542
Uptown Development Authority, 2.581%, 9/1/31 (Insurer AGM)	100,000	105,504
Washington Housing Finance Commission, (Presbyterian Retirement Communities), 4.000%, 1/1/24	300,000	305,985
Washington Housing Finance Commission, (Transforming Age), 3.000%, 1/1/25	985,000	985,237
Wisconsin Health & Educational Facilities Authority
3.940%, 8/15/41	335,000	347,579
4.190%, 8/15/55	190,000	196,685

Total Municipal Bonds (Cost $23,520,210)		25,649,422

U.S. Government Agency Obligations – 5.9%
Federal Farm Credit Banks Funding Corp.
2.625%, 10/15/49	1,140,000	1,219,149
2.780%, 11/2/37	1,800,000	2,026,654
3.430%, 4/6/45	1,000,000	1,231,295
3.660%, 3/7/44	974,000	1,236,842
Federal Home Loan Banks , 2.375%, 3/14/25	2,710,000	2,891,041
Federal Home Loan Mortgage Corp. , 1.500%, 2/12/25	5,600,000	5,802,962
Federal National Mortgage Association , 5.625%, 7/15/37	391,000	605,269

Total U.S. Government Agency Obligations (Cost $14,016,047)		15,013,212

Senior Floating Rate Interests – 3.6%
Consumer Discretionary – 1.6%
Adient US LLC 2021 Term Loan B, 3.592%, (1 mo. USD LIBOR + 3.500%), 4/8/28 (a)	210,000	210,088
Altice France S.A. USD Term Loan B12, 3.814%, (3 mo. USD LIBOR + 3.688%), 1/31/26 (a)	468,589	463,786

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

Security	Principal Amount*		Value
Consumer Discretionary (Continued)
American Builders & Contractors Supply Co., Inc. 2019 Term Loan, 2.092%, (1 mo. USD LIBOR + 2.000%), 1/15/27 (a)	491,250		$486,393
Boels Topholding Bv 2021 EUR Term Loan B 2021 EUR Term Loan B, 0.000%, 2/5/27 (a)	400,000	EUR	471,308
Charter Communications Operating, LLC 2019 Term Loan B2, 1.850%, (1 mo. USD LIBOR + 1.750%), 2/1/27 (a)	285,248		282,257
Go Daddy Operating Company, LLC 2017 Repriced Term Loan 1.842%, (1 mo. USD LIBOR + 1.750%), 2/15/24 (a)	183,265		181,623
2.092%, (1 mo. USD LIBOR + 2.000%), 8/10/27 (a)	306,900		304,176
Harbor Freight Tools USA, Inc. 2021 Term Loan B 2021 Term Loan B, 3.250%, (1 mo. USD LIBOR + 0.027%), 10/19/27 (a)	573,117		571,121
Nexstar Broadcasting, Inc. 2018 Term Loan B3, 2.337%, (1 mo. USD LIBOR + 2.250%), 1/17/24 (a)	87,074		86,552
UPC Financing Partnership 2021 USD Term Loan AX, 3.093%, (1 mo. USD LIBOR + 3.000%), 1/31/29 (a)	995,000		986,527

			4,043,831

Consumer Staples – 0.1%
CHG PPC Parent LLC 2018 Term Loan B, 2.842%, (1 mo. USD LIBOR + 2.750%), 3/31/25 (a)	97,000		95,666
Coty, Inc. 2018 USD Term Loan B, 2.352%, (1 mo. USD LIBOR + 2.250%), 4/7/25 (a)	125,593		120,805
Diamond (BC) B.V. USD Term Loan, 3.107%, (2 mo. USD LIBOR + 3.000%), 9/6/24 (a)	144,750		143,721

			360,192

Financials – 0.3%
Russell Investments US Inst’l Holdco, Inc. 2020 Term Loan, 4.000%, (6 mo. USD LIBOR + 3.000%), 5/30/25 (a)	487,551		486,027
USI, Inc. 2017 Repriced Term Loan, 3.147%, (3 mo. USD LIBOR + 3.000%), 5/16/24 (a)	168,438		166,806

			652,833

Health Care – 0.9%
Adevinta ASA EUR Term Loan B, 0.000%, 4/20/28 (a)	185,000	EUR	219,297
Biogroup-LCD 2021 EUR Term Loan B, 3.500%, (3 mo. EUR Euribor + 3.500%), 1/28/28 (a)	465,000	EUR	548,019
Insulet Corporation Term Loan B Term Loan B, 3.750%, (1 mo. USD LIBOR + 3.25%), 5/4/28 (a)	265,000		265,662
Verisure Holding AB 2021 EUR Term Loan, 3.500%, (3 mo. EUR Euribor + 3.500%), 3/27/28 (a)	900,000	EUR	1,062,467
Zephyr German BidCo GmbH EUR Term Loan B, 3.750%, (2 mo. EUR Euribor + 3.750%), 3/10/28 (a)	100,000	EUR	118,673

			2,214,118

Information Technology – 0.7%
Blackhawk Network Holdings, Inc. 2018 1st Lien Term Loan, 3.092%, (1 mo. USD LIBOR + 3.000%), 6/15/25 (a)	174,600		172,417
DCert Buyer, Inc. 2019 Term Loan B, 4.092%, (1 mo. USD LIBOR + 4.000%), 10/16/26 (a)	641,751		641,178

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

Security	Principal Amount*		Value
Information Technology (Continued)
Finastra USA, Inc. USD 1st Lien Term Loan, 4.500%, (6 mo. USD LIBOR + 3.500%), 6/13/24 (a)	251,225		$247,198
MA FinanceCo., LLC USD Term Loan B3, 2.842%, (1 mo. USD LIBOR + 2.750%), 6/21/24 (a)	28,299		27,751
Seattle Spinco, Inc. USD Term Loan B3, 2.842%, (1 mo. USD LIBOR + 2.750%), 6/21/24 (a)	191,114		187,411
SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4, 1.842%, (1 mo. USD LIBOR + 1.750%), 4/16/25 (a)	39,793		39,246
SS&C Technologies Inc. 2018 Term Loan B3, 1.842%, (1 mo. USD LIBOR + 1.750%), 4/16/25 (a)	50,233		49,542
Zelis Healthcare Corporation 2021 Term Loan, 3.601%, (1 mo. USD LIBOR + 3.500%), 9/30/26 (a)	470,250		468,810

			1,833,553

Total Senior Floating Rate Interests (Cost $9,192,882)			9,104,527

Foreign Government & Agency Securities – 1.3%
City of Toronto Canada, 2.600%, 9/24/39	1,060,000	CAD	863,312
Hong Kong Government International Bond, 2.500%, 5/28/24 (b)	750,000		791,353
Republic of Chile, 0.830%, 7/2/31	1,370,000	EUR	1,654,148

Total Foreign Government & Agency Securities (Cost $3,107,310)			3,308,813

Asset Backed Securities – 0.5%
Carmax Auto Owner Trust Series 2017-4, 2.700%, 10/16/23	250,000		251,920
Corevest American Finance Trust Series 2020-4 , 2.250%, 12/15/52 (b)	100,000		99,558
Mosaic Solar Loan Trust Series 2020-2A, 1.440%, 8/20/46 (b)	187,638		186,357
SBA Tower Trust Series 2014-2A, 3.869%, 10/15/49 (b)(d)	500,000		526,581
Tricolor Auto Securitization Trust Series 1A, 0.740%, 4/15/24 (b)	305,000		305,396

Total Asset Backed Securities (Cost $1,341,116)			1,369,812

Convertible Bonds – 0.2%
Consumer Discretionary – 0.1%
Etsy, Inc., 0.125%, 10/1/26	95,000		205,817

			205,817

Health Care – 0.1%
Dexcom, Inc., 0.250%, 11/15/25	205,000		233,444

			233,444

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

Security	Principal Amount*	Value
Technology – 0.0%
Square, Inc., 0.125%, 3/1/25	50,000	$104,688

		104,688

Total Convertible Bonds (Cost $561,256)		543,949

Certificates of Deposit – 0.2%
Self-Help Federal Credit Union, 2.500%, 6/27/22	400,000	408,912

Total Certificates of Deposit (Cost $400,000)		408,912

Preferred Stock – 0.1%
Health Care – 0.1%
Becton Dickinson and Co., Series B, 6.000%, 6/1/23	4,000	224,880

		224,880

Total Preferred Stock (Cost $218,510)		224,880

Total Long Term Investments (Cost $244,643,048)		$255,290,868

Short Term Investments – 19.6%
U.S. Government Agency Obligations – 19.6%
Federal Home Loan Bank Discount Notes
0.000%, 8/6/21	1,700,000	1,699,996
0.000%, 8/11/21	5,930,000	5,929,970
0.000%, 8/13/21	12,000,000	11,999,927
0.000%, 8/20/21	2,400,000	2,399,976
0.000%, 9/1/21	12,000,000	11,999,700
0.000%, 10/6/21	1,500,000	1,499,919
0.000%, 10/27/21	12,000,000	11,999,140
Federal Farm Credit Discount Notes , 0.000%, 8/25/21	2,000,000	1,999,975

Total Short Term Investments (Cost $49,527,978)		49,528,603

Total Investments – 120.4% (Cost $294,171,026) (e)		304,819,471

Other Liabilities, less assets – (20.4)%		(51,660,579)

Net Assets – 100.0%		$253,158,892

* The principal amount is stated in U.S. dollars unless otherwise indicated.

(a) Floating/Variable note with current rate and current maturity or next reset date shown. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b) Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2021, the aggregate value of these securities was $43,197,874, representing 17.1% of net assets.

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

(c) A portion or all of the security was purchased as a when issued or delayed delivery security.

(d) Step coupon bond.

(e) The aggregate cost for federal income tax purposes is $294,190,429. The aggregate gross unrealized appreciation is $10,917,306 and the aggregate gross unrealized depreciation is $288,264 , resulting in net unrealized appreciation of $10,629,042.

Abbreviations

TBA — To Be Announced

AGM — Assured Guaranty Municipal Corporation

BAM — Build America Mutual

NATL — National Public Finance Guarantee Corporation

CAD — Canadian Dollar

EUR — Euro

At July 31, 2021, the Fund had the following forward currency contracts outstanding.

Currency Bought	Currency Sold	Counterparty	Settlement Date	Quantity	Value	Unrealized Appreciation (Depreciation)

United States Dollar	Canadian Dollar	BNP Paribas, N.A.	9/15/21	526,000	$421,339	$14,474

United States Dollar	Euro	BNP Paribas, N.A.	8/31/21	2,230,000	2,645,763	(13,605)

United States Dollar	Euro	Citibank, N.A.	9/15/21	1,804,000	2,140,986	56,371

						$57,240

At July 31, 2021, the Fund had the following future contracts outstanding.

Description	Number of Contracts	Notional Amount	Value	Expiration Date	Unrealized Appreciation (Depreciation)

Long Gilt (Short)	19	$(1,900,000)	$(3,428,619)	9/28/21	$(65,973)

30-Year Euro-Buxl Bond (Short)	5	(500,000)	(1,274,971)	9/8/21	(23,128)

Euro-Bund (Short)	36	(3,600,000)	(7,537,557)	9/8/21	(196,987)

Euro-Oat (Long)	24	2,400,000	4,612,665	9/8/21	(346)

Euro-BTP (Short)	25	(2,500,000)	(4,573,628)	9/8/21	21

10-Year Australia Government Bond (Short)	25	(2,500,000)	(2,671,863)	9/15/21	(78,080)

					$(364,493)

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

At July 31, 2021, the Fund had the following centrally cleared interest rate swap contracts outstanding.

Description	Counterparty/ Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Pay Fixed rate annually 0.821% Receive Floating rate annually 12 month SOFR	Morgan Stanley/LCH	6/16/26	$12,457,000	$(157,798)	$(69,872)	$(87,926)

Pay Fixed rate annually 1.167% Receive Floating rate annually 12 month SOFR	Morgan Stanley/LCH	6/16/28	9,665,000	(252,985)	(81,248)	(171,737)

Pay Fixed rate annually 1.470% Receive Floating rate annually 12 month SOFR	Morgan Stanley/LCH	6/16/31	16,665,000	(737,850)	(290,801)	(447,049)

Receive Fixed rate annually 0.150% Pay Floating rate annually 12 month SOFR	Morgan Stanley/LCH	6/16/23	18,435,000	7,565	3,618	3,947

Receive Fixed rate annually 1.850% Pay Floating rate annually 12 month SOFR	Morgan Stanley/LCH	6/16/51	10,201,000	1,187,536	533,305	654,231

Receive Fixed rate annually 1.813% Pay Floating rate annually 12 month SOFR	Morgan Stanley/LCH	6/16/41	7,690,000	666,726	198,371	468,355

					$293,373	$419,821

DOMINI IMPACT BOND FUND

PORTFOLIO OF INVESTMENTS (continued)

July 31, 2021

At July 31, 2021, the Fund had the following centrally cleared credit default swap contracts outstanding.

Description	Counterparty/ Exchange	Expiration Date	Notional Amount(a)	Value (b)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Sell Protection (c): CDX-NAHY Series 36, Version 1, 5 Year Index, Fixed Rate 5.000% (d)	Morgan Stanley/ICE	6/20/26	$4,445,000	$413,455	$415,575	$(2,120)

					$415,575	$(2,120)

At July 31, 2021, the Fund had the following OTC total return swap contracts outstanding.

Description	Floating Rate	Payment Frequency	Notional Amount	Maturity Date	Counterparty	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Pay Total Return IBOXX USD Liquid High Yield, Series 1	3 month USD BBA LIBOR	Maturity	$5,030,000	12/20/21	Morgan Stanley	$(132,676)	$0	$(132,676)

Pay Total Return IBOXX USD Liquid High Yield, Series 1	3 month USD BBA LIBOR	Maturity	490,000	12/20/21	Morgan Stanley	(6,096)	0	(6,096)

							$0	$(138,772)

(a) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b) The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap and deliver/(take delivery) of the referenced obligation or underlying securities comprising the referenced index or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(d) Ratings of Moody’s/S&P - B1/B+

Abbreviations

LCH — London Clearing House

ICE — Intercontinental Exchange

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI FUNDS EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Domini Funds, you incur two types of costs:

(1) Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the fund after holding them less than 30 days and sales charges (loads) on Class A shares and

(2) Ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on February 01, 2021 and held through July 31, 2021.

Certain Account Fees

Some accounts are subject to recurring annual service fees and maintenance fees that are not included in the expenses shown in the table. If your account was subject to these fees, then the actual account values at the end of the period would be lower and the actual expense would be higher. You may avoid the annual service fee by choosing paperless electronic delivery of statements, prospectuses, shareholder reports and other materials.

Actual Expenses

The line of the table captioned ‘‘Actual Expenses’’ below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000.

(2) Multiply your result in step 1 by the number in the first line under the heading ‘‘Expenses Paid During Period’’ in the table.

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Name	Expenses	Beginning Account Value As of 2/1/2021	Ending Account value as of 7/31/2021	Expenses Paid During Period 2/1/2021 – 7/31/2021
Domini Impact Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,138.10	$5.78[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.40	$5.46[1]
Domini Impact Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,138.10	$5.78[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.40	$5.46[1]
Domini Impact Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,140.00	$3.93[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.10	$3.71[1]
Domini Impact Equity Fund Class Y Shares (formerly Class R Shares)	Actual Expenses	$1,000.00	$1,139.90	$4.24[1]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.80	$4.01[1]
Domini International Opportunities Fund Investor Class	Actual Expenses	$1,000.00	$1,088.10	$7.25[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.90	$7.00[2]
Domini International Opportunities Fund Institutional Class	Actual Expenses	$1,000.00	$1,089.40	$5.96[2]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.10	$5.76[2]
Domini Sustainable Solutions Fund Investor Class	Actual Expenses	$1,000.00	$951.10	$6.77[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,017.90	$7.00[3]
Domini Sustainable Solutions Fund Institutional Class	Actual Expenses	$1,000.00	$952.20	$5.57[3]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,019.10	$5.76[3]
Domini Impact International Equity Fund Investor Shares	Actual Expenses	$1,000.00	$1,116.50	$7.14[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.10	$6.81[4]

Fund Name	Expenses	Beginning Account Value As of 2/1/2021	Ending Account value as of 7/31/2021	Expenses Paid During Period 2/1/2021 – 7/31/2021
Domini Impact International Equity Fund Class A Shares	Actual Expenses	$1,000.00	$1,116.20	$7.24[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,018.00	$6.90[4]
Domini Impact International Equity Fund Institutional Shares	Actual Expenses	$1,000.00	$1,118.90	$4.73[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.30	$4.51[4]
Domini Impact International Equity Fund Class Y Shares	Actual Expenses	$1,000.00	$1,118.50	$5.10[4]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.00	$4.86[4]
Domini Impact Bond Fund Investor Shares	Actual Expenses	$1,000.00	$1,001.90	$4.32[5]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,020.50	$4.36[5]
Domini Impact Bond Fund Institutional Shares	Actual Expenses	$1,000.00	$1,004.20	$2.83[5]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,022.00	$2.86[5]
Domini Impact Bond Fund Class Y Shares	Actual Expenses	$1,000.00	$1,019.30	$1.10[6]
	Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,021.60	$3.26[6]

1Expenses are equal to the Fund’s annualized expense ratio of 1.09% for Investor shares, or 1.09% for Class A shares, or 0.74% for Institutional shares, or 0.80% for Class Y shares (formerly Class R shares), multiplied by average account value over the period, multiplied by 181, and divided by 365.

2Expenses are equal to the Fund’s annualized expense ratio of 1.40% for Investor shares, or 1.15% for Institutional shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

3Expenses are equal to the Fund’s annualized expense ratio of 1.40% for Investor shares, or 1.15% for Institutional shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

4Expenses are equal to the Fund’s annualized expense ratio of 1.36% for Investor shares, or 1.38% for Class A shares, or 0.90% for Institutional shares, or 0.97% for Class Y shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

5Expenses are equal to the Fund’s annualized expense ratio of 0.87% for Investor shares, or 0.57% for Institutional shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

6Actual Expenses are equal to the Fund’s annualized expense ratio of 0.65% for Class Y shares, multiplied by average account value over the period beginning 6/1/2021 (commencement of operations), multiplied by 61, and divided by 365. Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.65% for Class Y shares, multiplied by average account value over the period, multiplied by 181, and divided by 365.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2021

Domini Impact Equity Fund
ASSETS
Investments, at value (cost $610,526,494)	$1,096,779,111
Cash	1,825,418
Foreign currency, at value (cost $49,365)	49,398
Receivable for securities sold	194,048
Receivable for capital shares	63,924
Dividend receivable	942,459
Tax reclaim receivable	249,960

Total assets	1,100,104,318

LIABILITIES
Payable for capital shares	150,322
Management fee payable	600,402
Distribution fee payable	203,360
Other accrued expenses	799,708
Foreign tax payable	6,835

Total liabilities	1,760,627

NET ASSETS	$1,098,343,691

NET ASSETS CONSISTS OF
Paid-in Capital	$561,140,310
Total distributable earnings (loss)	537,203,381

NET ASSETS	$1,098,343,691

NET ASSET VALUE PER SHARE

Investor Shares
Net assets	927,332,619

Outstanding shares of beneficial interest	26,630,249

Net Asset Value And Offering Price Per Share*	$34.82

Class A Shares
Net assets	7,838,302

Outstanding shares of beneficial interest	225,282

Net Asset Value And Offering Price Per Share*	$34.79

Maximum offering price per share (net asset value per share / (1-4.75%))	$36.52

Institutional Shares
Net assets	153,543,296

Outstanding shares of beneficial interest	4,437,635

Net Asset Value And Offering Price Per Share*	$34.60

Class Y Shares (formerly Class R Shares)
Net assets	9,629,474

Outstanding shares of beneficial interest	277,820

Net Asset Value And Offering Price Per Share*	$34.66

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2021

Domini International Opportunities Fund
ASSETS
Investments, at value (cost $23,936,562)	$26,302,374
Cash	198,336
Foreign currency, at value (cost $37,742)	37,423
Receivable for capital shares	650
Dividend receivable	25,925
Tax reclaim receivable	18,602

Total assets	26,583,310

LIABILITIES
Payable for capital shares	100,000
Management fee payable	18,984
Other accrued expenses	16,235
Foreign tax payable	2,958

Total liabilities	138,177

NET ASSETS	$26,445,133

NET ASSETS CONSISTS OF
Paid-in Capital	$23,932,363
Total distributable earnings (loss)	2,512,770

NET ASSETS	$26,445,133

NET ASSET VALUE PER SHARE

Investor Class
Net assets	2,427,927

Outstanding shares of beneficial interest	219,187

Net Asset Value and Offering Price Per Share*	$11.08

Institutional Class
Net assets	24,017,206

Outstanding shares of beneficial interest	2,167,222

Net Asset Value and Offering Price Per Share*	$11.08

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2021

Domini Sustainable Solutions Fund
ASSETS
Investments, at value (cost $29,016,959)	$38,469,212
Cash	243,827
Foreign currency, at value (cost $66,575)	65,462
Receivable for capital shares	671
Dividend receivable	1,634
Tax reclaim receivable	6,664

Total assets	38,787,470

LIABILITIES
Payable for capital shares	102,299
Management fee payable	27,133
Other accrued expenses	26,904
Foreign tax payable	245

Total liabilities	156,581

NET ASSETS	$38,630,889

NET ASSETS CONSISTS OF
Paid-in Capital	$28,688,050
Total distributable earnings (loss)	9,942,839

NET ASSETS	$38,630,889

NET ASSET VALUE PER SHARE

Investor Class
Net assets	19,249,686

Outstanding shares of beneficial interest	1,009,785

Net Asset Value And Offering Price Per Share*	$19.06

Institutional Class
Net assets	19,381,203

Outstanding shares of beneficial interest	1,013,474

Net Asset Value And Offering Price Per Share*	$19.12

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2021

Domini Impact International Equity Fund
ASSETS
Investments, at value (cost $1,309,910,745)	$1,551,154,802
Cash	16,197,598
Foreign currency, at value (cost $1,855,476)	1,857,316
Receivable for securities sold	9,561,254
Receivable for capital shares	1,969,365
Dividend receivable	2,179,434
Tax reclaim receivable	4,527,623

Total assets	1,587,447,392

LIABILITIES
Payable for securities purchased	7,508,548
Payable for capital shares	1,509,433
Management fee payable	1,097,793
Distribution fee payable	117,363
Other accrued expenses	947,698
Foreign tax payable	294,220

Total liabilities	11,475,055

NET ASSETS	$1,575,972,337

NET ASSETS CONSISTS OF
Paid-in Capital	$1,383,291,681
Total distributable earnings (loss)	192,680,656

NET ASSETS	$1,575,972,337

NET ASSET VALUE PER SHARE

Investor Shares
Net assets	292,100,222

Outstanding shares of beneficial interest	31,451,718

Net Asset Value And Offering Price Per Share*	$9.29

Class A Shares
Net assets	20,969,533

Outstanding shares of beneficial interest	2,115,455

Net Asset Value And Offering Price Per Share*	$9.91

Maximum offering price per share (net asset value per share / (1-4.75%))	$10.40

Institutional Shares
Net assets	635,677,835

Outstanding shares of beneficial interest	69,143,225

Net Asset Value And Offering Price Per Share*	$9.19

Class Y Shares
Net assets	627,224,747

Outstanding shares of beneficial interest	68,184,119

Net Asset Value And Offering Price Per Share*	$9.20

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2021

Domini Impact Equity Fund
INCOME
Dividends (net of foreign taxes $189,868)	$12,918,915
Interest income	20,328

Investment Income	12,939,243

EXPENSES
Management/Sponsorship fees	6,313,451
Distribution fees – Investor Shares	2,060,769
Distribution fees – Class A Shares	17,617
Transfer agent fees – Investor Shares	831,398
Transfer agent fees – Class A Shares	4,747
Transfer agent fees – Institutional Shares	17,618
Transfer agent fees – Class Y Shares (formerly Class R Shares)	5,764
Custody and Accounting fees	261,732
Professional fees	102,394
Registration fees – Investor Shares	85,853
Registration fees – Class A Shares	19,177
Registration fees – Institutional Shares	21,105
Registration fees – Class Y Shares (formerly Class R Shares)	21,105
Shareholder Communication fees	135,454
Miscellaneous	147,962
Trustees fees	40,922
Shareholder Service fees – Investor Shares	43,990
Shareholder Service fees – Class A Shares	305
Shareholder Service fees – Institutional Shares	140
Shareholder Service fees – Class Y Shares (formerly Class R Shares)	110

Total expenses	10,131,613
Fees waived and expenses reimbursed	(35,413)

Net expenses	10,096,200

NET INVESTMENT INCOME (LOSS)	2,843,043

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	62,287,455
Foreign currency	3,922

Net realized gain (loss)	62,291,377

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	213,611,222
Translation of assets and liabilities in foreign currencies	231

Net change in unrealized appreciation (depreciation)	213,611,453

NET REALIZED AND UNREALIZED GAIN (LOSS)	275,902,830

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$278,745,873

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the Period Ended July 31, 2021

Domini International Opportunities Fund
INCOME
Dividends (net of foreign taxes $37,232)	$333,868

Investment Income	333,868

EXPENSES
Management/Sponsorship fees	141,620
Distribution fees – Investor Class	2,817
Transfer agent fees – Investor Class	24,373
Transfer agent fees – Institutional Class	1,811
Custody and Accounting fees	90,893
Professional fees	45,250
Registration fees – Investor Class	6,028
Registration fees – Institutional Class	8,065
Shareholder Communication fees	33,280
Miscellaneous	11,310
Trustees fees	525
Shareholder Service fees – Investor Class	237
Shareholder Service fees – Institutional Class	6

Total expenses	366,215
Fees waived and expenses reimbursed	(171,900)

Net expenses	194,315

NET INVESTMENT INCOME (LOSS)	139,553

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	185,228
Foreign currency	(26,007)

Net realized gain (loss)	159,221

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	2,365,812
Translation of assets and liabilities in foreign currencies	(562)

Net change in unrealized appreciation (depreciation)	2,365,250

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,524,471

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,664,024

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2021

Domini Sustainable Solutions Fund
INCOME
Dividends (net of foreign taxes $16,030)	$165,062

Investment Income	165,062

EXPENSES
Management/Sponsorship fees	265,766
Distribution fees – Investor Class	35,311
Transfer agent fees – Investor Class	52,417
Transfer agent fees – Institutional Class	1,291
Custody and Accounting fees	82,648
Professional fees	45,066
Registration fees – Investor Class	26,550
Registration fees – Institutional Class	27,445
Shareholder Communication fees	146
Miscellaneous	4,629
Trustees fees	1,156
Shareholder Service fees – Investor Class	1,593
Shareholder Service fees – Institutional Class	35

Total expenses	544,053
Fees waived and expenses reimbursed	(149,828)

Net expenses	394,225

NET INVESTMENT INCOME (LOSS)	(229,163)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	1,493,568
Foreign currency	7,506

Net realized gain (loss)	1,501,074

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	5,013,300
Translation of assets and liabilities in foreign currencies	(1,315)

Net change in unrealized appreciation (depreciation)	5,011,985

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,513,059

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,283,896

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2021

Domini Impact International Equity Fund
INCOME
Dividends (net of foreign taxes $3,510,201)	$35,874,955

Investment Income	35,874,955

EXPENSES
Management/Sponsorship fees	11,019,441
Distribution fees – Investor Shares	843,522
Distribution fees – Class A Shares	55,245
Transfer agent fees – Investor Shares	542,087
Transfer agent fees – Class A Shares	20,276
Transfer agent fees – Institutional Shares	17,115
Transfer agent fees – Class Y Shares	246,106
Custody and Accounting fees	548,737
Professional fees	110,383
Registration fees – Investor Shares	65,458
Registration fees – Class A Shares	24,415
Registration fees – Institutional Shares	36,355
Registration fees – Class Y Shares	84,894
Shareholder Communication fees	125,341
Miscellaneous	88,919
Trustees fees	48,919
Shareholder Service fees – Investor Shares	18,811
Shareholder Service fees – Class A Shares	741
Shareholder Service fees – Institutional Shares	433
Shareholder Service fees – Class Y Shares	83

Net expenses	13,897,281

NET INVESTMENT INCOME (LOSS)	21,977,674

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	136,664,757
Foreign currency	50,866

Net realized gain (loss)	136,715,623

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	169,987,218
Translation of assets and liabilities in foreign currencies	(60,537)

Net change in unrealized appreciation (depreciation)	169,926,681

NET REALIZED AND UNREALIZED GAIN (LOSS)	306,642,304

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$328,619,978

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2021	Year Ended July 31, 2020
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$2,843,043	$5,392,589
Net realized gain (loss)	62,291,377	10,673,042
Net change in unrealized appreciation (depreciation)	213,611,453	141,328,642

Net Increase (Decrease) in Net Assets Resulting from Operations	278,745,873	157,394,273

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(19,124,774)	(16,690,995)
Class A Shares	(164,670)	(154,455)
Institutional Shares	(3,655,416)	(3,065,786)
Class Y Shares (formerly Class R Shares)	(193,419)	(402,768)

Net Decrease in Net Assets from Distributions	(23,138,279)	(20,314,004)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	54,374,553	32,168,636
Net asset value of shares issued in reinvestment of distributions and dividends	21,219,668	19,005,879
Payments for shares redeemed	(77,615,011)	(112,440,380)
Redemption fees	20,541	7,097

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,000,249)	(61,258,768)

Total Increase (Decrease) in Net Assets	253,607,345	75,821,501

NET ASSETS
Beginning of period	$844,736,346	$768,914,845

End of period	$1,098,343,691	$844,736,346

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Period November 30, 2020 (commencement of operations) through July 31, 2021
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$139,553
Net realized gain (loss)	159,221
Net change in unrealized appreciation (depreciation)	2,365,250

Net Increase (Decrease) in Net Assets Resulting from Operations	2,664,024

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(10,330)
Institutional Class	(140,924)

Net Decrease in Net Assets from Distributions	(151,254)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	24,302,975
Net asset value of shares issued in reinvestment of distributions and dividends	151,229
Payments for shares redeemed	(521,846)
Redemption fees	5

Net Increase (Decrease) in Net Assets from Capital Share Transactions	23,932,363

Total Increase (Decrease) in Net Assets	26,445,133

NET ASSETS
Beginning of period	$-

End of period	$26,445,133

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SUSTAINABLE SOLUTIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2021	For the Period April 1, 2020 (commencement of operations) through July 31, 2020
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$(229,163)	$(28,931)
Net realized gain (loss)	1,501,074	267,659
Net change in unrealized appreciation (depreciation)	5,011,985	4,439,027

Net Increase (Decrease) in Net Assets Resulting from Operations	6,283,896	4,677,755

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(428,601)	-
Institutional Class	(590,211)	-

Net Decrease in Net Assets from Distributions	(1,018,812)	-

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	16,670,464	15,721,328
Net asset value of shares issued in reinvestment of distributions and dividends	1,006,232	-
Payments for shares redeemed	(4,072,589)	(641,146)
Redemption fees	3,761	-

Net Increase (Decrease) in Net Assets from Capital Share Transactions	13,607,868	15,080,182

Total Increase (Decrease) in Net Assets	18,872,952	19,757,937

NET ASSETS
Beginning of period	$19,757,937	$-

End of period	$38,630,889	$19,757,937

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2021	Year Ended July 31, 2020
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)	$21,977,674	$12,990,751
Net realized gain (loss)	136,715,623	(65,181,633)
Net change in unrealized appreciation (depreciation)	169,926,681	14,745,861

Net Increase (Decrease) in Net Assets Resulting from Operations	328,619,978	(37,445,021)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(4,142,289)	(11,113,787)
Class A Shares	(303,025)	(528,371)
Institutional Shares	(11,986,084)	(16,980,431)
Class Y Shares	(10,069,491)	(5,670,750)

Net Decrease in Net Assets from Distributions	(26,500,889)	(34,293,339)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	703,551,006	402,564,549
Net asset value of shares issued in reinvestment of distributions and dividends	21,750,304	27,442,828
Payments for shares redeemed	(516,771,256)	(513,861,795)
Redemption fees	5,170	13,533

Net Increase (Decrease) in Net Assets from Capital Share Transactions	208,535,224	(83,840,885)

Total Increase (Decrease) in Net Assets	510,654,313	(155,579,245)

NET ASSETS
Beginning of period	$1,065,318,024	$1,220,897,269

End of period	$1,575,972,337	$1,065,318,024

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2021		2020		2019		2018		2017^
For a share outstanding for the period:
Net asset value, beginning of period	$26.72		$22.48		$24.18		$23.18^		$20.76

Income from investment operations:
Net investment income (loss)	0.08		0.15	[1]	0.18		0.27	[1]	0.21	[1]
Net realized and unrealized gain (loss) on investments	8.74		4.69	[1]	0.81		2.09	[1]	2.69

Total Income (loss) From Investment Operations	8.82		4.84		0.99		2.36		2.90

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.09)		(0.14)		(0.21)		(0.17	)^	(0.12)
Distributions to shareholders from net realized gain	(0.63)		(0.46)		(2.48)		(1.19	)^	(0.36)

Total Distributions	(0.72)		(0.60)		(2.69)		(1.36)		(0.48)

Redemption fee proceeds[1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$34.82		$26.72		$22.48		$24.18		$23.18

Total return	33.43%		21.98%		6.31%		10.32%		14.07%
Portfolio turnover	23%		21%		95%		78%		85%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$927		$719		$643		$669		$675
Ratio of expenses to average net assets	1.09%		1.08%	[3,4]	1.07%	[3,4]	1.10%		1.14%
Ratio of gross expenses to average net assets	1.09%		1.09%		1.09%		1.10%		1.14%
Ratio of net investment income (loss) to average net assets	0.24%		0.65%		0.96%		1.15%		0.94%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.07% for the year ended July 31,2019 and 1.08% for the year ended July 31,2020.

4 Reflects a waiver of fees by the Manager, the Sponsor and the Distributor of the Fund.

^ All per share amounts and net asset values have been adjusted as a result of the 1.9988601 for 1 share split on January 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2021		2020		2019		2018		2017^
For a share outstanding for the period:
Net asset value, beginning of period	$26.70		$22.46		$24.17		$33.41^		$34.01

Income from investment operations:
Net investment income (loss)	(0.46)		0.15	[1]	0.23		0.31	[1]	0.32	[1]
Net realized and unrealized gain (loss) on investments	9.27		4.69	[1]	0.75		2.84	[1]	4.14

Total Income (loss) From Investment Operations	8.81		4.84		0.98		3.15		4.46

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.09)		(0.14)		(0.21)		(1.35	)^	(1.72)
Distributions to shareholders from net realized gain	(0.63)		(0.46)		(2.48)		(11.04	)^	(3.34)

Total Distributions	(0.72)		(0.60)		(2.69)		(12.39)		(5.06)

Redemption fee proceeds[1]	-		-		0.00	[2]	-		-

Net asset value, end of period	$34.79		$26.70		$22.46		$24.17		$33.41

Total return[3]	33.42%		22.01%		6.28%		10.36%		13.97%
Portfolio turnover	23%		21%		95%		78%		85%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$8		$6		$7		$7		$8
Ratio of expenses to average net assets	1.09%	[5]	1.09%	[4,5]	1.09%	[4,5]	1.12%	[5]	1.16%	[5]
Ratio of gross expenses to average net assets	1.31%		1.47%		1.43%		1.38%		1.46%
Ratio of net investment income (loss) to average net assets	0.24%		0.64%		0.95%		1.14%		0.92%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Total return does not reflect sales commissions.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.09% for the year ended July 31,2019 and 1.09% for the year ended July 31, 2020.

5 Reflects a waiver of fees by the Manager, the Sponsor and the Distributor of the Fund.

^ All per share amounts and net asset values have been adjusted as a result of the 0.2155310 for 1 reverse share split on January 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2021		2020		2019		2018		2017
For a share outstanding for the period:
Net asset value, beginning of period	$26.59		$22.41		$24.18		$24.46		$22.40

Income from investment operations:
Net investment income (loss)	0.28		0.23	[1]	0.08		0.37		0.31	[1]
Net realized and unrealized gain (loss) on investments	8.60		4.67	[1]	0.98		2.17		2.87

Total Income (loss) From Investment Operations	8.88		4.90		1.06		2.54		3.18

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.24)		(0.26)		(0.35)		(0.44)		(0.40)
Distributions to shareholders from net realized gain	(0.63)		(0.46)		(2.48)		(2.38)		(0.72)

Total Distributions	(0.87)		(0.72)		(2.83)		(2.82)		(1.12)

Redemption fee proceeds[1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$34.60		$26.59		$22.41		$24.18		$24.46

Total return	33.89%		22.43%		6.69%		10.68%		14.51%
Portfolio turnover	23%		21%		95%		78%		85%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$154		$113		$99		$120		$157
Ratio of expenses to average net assets	0.74%		0.74%	[3]	0.74%	[3,4]	0.74%	[4]	0.79%
Ratio of gross expenses to average net assets	0.74%		0.74%		0.76%		0.76%		0.79%
Ratio of net investment income (loss) to average net assets	0.59%		0.99%		1.31%		1.52%		1.31%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.74% for the year ended July 31, 2019 and 0.74% for the year ended July 31, 2020.

4 Reflects a waiver of fees by the Manager and the Sponsor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND — CLASS Y SHARES (FORMERLY CLASS R SHARES)

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2021		2020		2019		2018		2017^
For a share outstanding for the period:
Net Asset Value, beginning of period	$26.62		$22.42		$24.18		$37.86^		$39.86

Income from investment operations:
Net investment income (loss)	7.50		0.21	[1]	3.04		0.41	[1]	0.51	[1]
Net realized and unrealized gain (loss) on investments	1.37		4.68	[1]	(2.00)		3.21	[1]	4.69

Total Income (loss) From Investment Operations	8.87		4.89		1.04		3.62		5.20

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.20)		(0.23)		(0.32)		(2.00)^		(2.57)
Distributions to shareholders from net realized gain	(0.63)		(0.46)		(2.48)		(15.30)^		(4.63)

Total Distributions	(0.83)		(0.69)		(2.80)		(17.30)		(7.20)

Redemption fee proceeds[1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$34.66		$26.62		$22.42		$24.18		$37.86

Total return	33.81%		22.34%		6.62%		10.71%		14.20%
Portfolio turnover	23%		21%		95%		78%		85%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$10		$6		$20		$18		$21
Ratio of expenses to average net assets	0.80%	[4]	0.79%	[3,4]	0.80%	[3,4]	0.80%	[4]	0.83%	[4]
Ratio of gross expenses to average net assets	1.05%		0.94%		0.88%		0.84%		0.85%
Ratio of net investment income (loss) to average net assets	0.51%		0.92%		1.23%		1.46%		1.28%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.80% for the year ended July 31, 2019 and 0.79% for the year ended July 31, 2020.

4 Reflects a waiver of fees by the Manager and the Sponsor of the Fund.

^ All per share amounts and net asset values have been adjusted as a result of the 0.1555580 for 1 reverse share split on January 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL OPPORTUNITIES FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	For the Period November 30, 2020
	(commencement of operations) through July 31, 2021
For a share outstanding for the period:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	0.04
Net realized and unrealized gain (loss) on investments	1.09

Total Income (loss) From Investment Operations	1.13

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.05)
Distributions to shareholders from net realized gain	-

Total Distributions	(0.05)

Redemption fee proceeds[1]	0.00	[2]

Net asset value, end of period	$11.08

Total return[3]	11.31%
Portfolio turnover	16%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$2
Ratio of expenses to average net assets	1.40%	[4]
Ratio of gross expenses to average net assets	4.88%
Ratio of net investment income (loss) to average net assets	0.80%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Not annualized for periods less than one year.

4 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INTERNATIONAL OPPORTUNITIES FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	For the Period November 30, 2020
	(commencement of operations) through July 31, 2021
For a share outstanding for the period:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	0.06
Net realized and unrealized gain (loss) on investments	1.08

Total Income (loss) From Investment Operations	1.14
Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.06)
Distributions to shareholders from net realized gain	-

Total Distributions	(0.06)
Redemption fee proceeds	-

Net asset value, end of period	$11.08

Total return[1]	11.44%
Portfolio turnover	16%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$24
Ratio of expenses to average net assets	1.15%	[2]
Ratio of gross expenses to average net assets	2.00%
Ratio of net investment income (loss) to average net assets	0.84%

1 Not annualized for periods less than one year.

2 Reflects a waiver of fees by the Manager of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SUSTAINABLE SOLUTIONS FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31, 2021		For the Period April 1, 2020 (commencement of operations) through July 31, 2020
For a share outstanding for the period:
Net asset value, beginning of period	$15.28		$10.00

Income from investment operations:
Net investment income (loss)	(0.12)		(0.02)
Net realized and unrealized gain (loss) on investments	4.54		5.30

Total Income (loss) From Investment Operations	4.42		5.28

Less dividends and/or distributions:
Dividends to shareholders from net investment income	-		-
Distributions to shareholders from net realized gain	(0.64)		-

Total Distributions	(0.64)		-

Redemption fee proceeds[1]	0.00	[2]	-

Net asset value, end of period	$19.06		$15.28

Total return[3]	28.94%		52.80%
Portfolio turnover	65%		10%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$19		$7
Ratio of expenses to average net assets	1.40%	[5]	1.37%	[4,5]
Ratio of gross expenses to average net assets	2.12%		3.95%
Ratio of net investment income (loss) to average net assets	(0.87)%		(0.94)%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Not annualized for periods less than one year.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.37% for the year ended July 31, 2020.

5 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SUSTAINABLE SOLUTIONS FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31, 2021		For the Period April 1, 2020 (commencement of operations) through July 31, 2020
For a share outstanding for the period:
Net asset value, beginning of period	$15.29		$10.00

Income from investment operations:
Net investment income (loss)	(0.10)		(0.02)
Net realized and unrealized gain (loss) on investments	4.57		5.31

Total Income (loss) From Investment Operations	4.47		5.29

Less dividends and/or distributions:
Dividends to shareholders from net investment income	-		-
Distributions to shareholders from net realized gain	(0.64)		-

Total Distributions	(0.64)		-

Redemption fee proceeds[1]	-		-

Net asset value, end of period	$19.12		$15.29

Total return[2]	29.25%		52.90%
Portfolio turnover	65%		10%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$19		$12
Ratio of expenses to average net assets	1.15%	[4]	1.12%	[3,4]
Ratio of gross expenses to average net assets	1.43%		2.89%
Ratio of net investment income (loss) to average net assets	(0.62)%		(0.61)%

1 Based on average shares outstanding.

2 Not annualized for periods less than one year.

3 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.12% for the year ended July 31, 2020.

4 Reflects a waiver of fees by the Manager of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2021		2020		2019		2018		2017
For a share outstanding for the period:
Net asset value, beginning of period	$7.28		$7.74		$8.72		$8.76		$7.38

Income from investment operations:
Net investment income (loss)	0.19		0.08		0.15		0.16		0.15
Net realized and unrealized gain (loss) on investments	1.94		(0.33)		(0.77)		0.02		1.35

Total Income (loss) From Investment Operations	2.13		(0.25)		(0.62)		0.18		1.50

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.12)		(0.21)		(0.13)		(0.22)		(0.12)
Distributions to shareholders from net realized gain	-		-		(0.23)		-		-

Total Distributions	(0.12)		(0.21)		(0.36)		(0.22)		(0.12)

Redemption fee proceeds[1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$9.29		$7.28		$7.74		$8.72		$8.76

Total return	29.34%		-3.49%		-6.81%		2.08%		20.61%
Portfolio turnover	88%		98%		77%		68%		73%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$292		$397		$432		$612		$595
Ratio of expenses to average net assets	1.37%		1.36%	[3,4]	1.41%	[3]	1.41%		1.46%
Ratio of gross expenses to average net assets	1.37%		1.38%		1.41%		1.41%		1.46%
Ratio of net investment income (loss) to average net assets	1.32%		0.93%		1.70%		1.81%		2.06%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.41% for the year ended July 31, 2019 and 1.36% for the year ended July 31, 2020.

4 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — CLASS A SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2021	2020		2019		2018		2017
For a share outstanding for the period:
Net asset value, beginning of period	$7.77	$8.22		$9.18		$9.21		$7.76

Income from investment operations:
Net investment income (loss)	0.25	0.14		0.34		0.15		0.14
Net realized and unrealized gain (loss) on investments	2.02	(0.42)		(0.99)		0.04		1.43

Total Income (loss) From Investment Operations	2.27	(0.28)		(0.65)		0.19		1.57

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.13)	(0.17)		(0.08)		(0.22)		(0.12)
Distributions to shareholders from net realized gain	-	-		(0.23)		-		-

Total Distributions	(0.13)	(0.17)		(0.31)		(0.22)		(0.12)

Redemption fee proceeds[1]	-	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$9.91	$7.77		$8.22		$9.18		$9.21

Total return[3]	29.31%	-3.58%		-6.83%		2.00%		20.44%
Portfolio turnover	88%	98%		77%		68%		73%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$21	$21		$27		$81		$85
Ratio of expenses to average net assets	1.38%	1.40%	[4,5]	1.43%	[4]	1.47%		1.52%	[5]
Ratio of gross expenses to average net assets	1.38%	1.54%		1.43%		1.47%		1.53%
Ratio of net investment income (loss) to average net assets	1.27%	0.86%		1.41%		1.63%		1.99%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Total return does not reflect sales commissions.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.43% for the year ended July 31, 2019 and 1.41% for the year ended July 31, 2020.

5 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2021		2020		2019		2018		2017
For a share outstanding for the period:
Net asset value, beginning of period	$7.23		$7.69		$8.70		$8.74		$7.39

Income from investment operations:
Net investment income (loss)	0.16		0.09		0.18		0.18		0.19
Net realized and unrealized gain (loss) on investments	1.99		(0.30)		(0.78)		0.05		1.32

Total Income (loss) From Investment Operations	2.15		(0.21)		(0.60)		0.23		1.51

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.19)		(0.25)		(0.18)		(0.27)		(0.16)
Distributions to shareholders from net realized gain	-		-		(0.23)		-		-

Total Distributions	(0.19)		(0.25)		(0.41)		(0.27)		(0.16)

Redemption fee proceeds[1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$9.19		$7.23		$7.69		$8.70		$8.74

Total return	29.80%		-3.05%		-6.49%		2.58%		20.80%
Portfolio turnover	88%		98%		77%		68%		73%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$636		$473		$524		$580		$384
Ratio of expenses to average net assets	0.91%		0.95%	[3]	1.01%	[3]	1.02%		1.07%
Ratio of gross expenses to average net assets	0.91%		0.95%		1.01%		1.02%		1.07%
Ratio of net investment income (loss) to average net assets	1.79%		1.33%		2.30%		2.22%		2.82%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.01% for the year ended July 31, 2019 and 0.95% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT INTERNATIONAL EQUITY FUND — CLASS Y SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,						For the period July 23, 2018 (commencement of operations) through
	2021		2020		2019		July 31, 2018
For a share outstanding for the period:
Net asset value, beginning of period	$7.23		$7.70		$8.71		$8.56

Income from investment operations:
Net investment income (loss)	0.11		0.12		0.23		-
Net realized and unrealized gain (loss) on investments	2.04		(0.35)		(0.83)		0.15

Total Income (loss) From Investment Operations	2.15		(0.23)		(0.60)		0.15

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.18)		(0.24)		(0.18)		-
Distributions to shareholders from net realized gain	-		-		(0.23)		-

Total Distributions	(0.18)		(0.24)		(0.41)		0.00

Redemption fee proceeds[1]	0.00	[2]	-		-		-

Net asset value, end of period	$9.20		$7.23		$7.70		$8.71

Total return[3]	29.88%		-3.28%		-6.50%		1.75%
Portfolio turnover	88%		98%		77%		68%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$627		$174		$238		$142
Ratio of expenses to average net assets	0.98%		1.06%	[4]	1.13%	[4]	1.13%
Ratio of gross expenses to average net assets	0.98%		1.06%		1.13%		1.13%
Ratio of net investment income (loss) to average net assets	1.82%		1.26%		2.81%		0.32%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Not annualized for periods less than one year.

4 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.13% for the year ended July 31, 2019 and 1.06% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2021

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Investment Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Domini Investment Trust comprises five separate series: Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Sustainable Solutions Fund, Domini Impact International Equity Fund and Domini Impact Bond Fund (each the “Fund,” collectively the “Funds”). The financial statements of the Domini Impact Bond Fund are included on page 139 of this report. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”. The Domini Impact Equity Fund offers Investor shares, Class A shares, Institutional shares and Class Y shares (formerly Class R Shares). Class Y shares of the Domini Impact Equity Fund commenced on November 28, 2003. Class A and Institutional shares of the Domini Impact Equity Fund commenced on November 28, 2008. The Domini International Opportunities Fund commenced on November 30, 2020 and offers Investor shares and Institutional shares. The Domini Sustainable Solutions Fund commenced on April 1, 2020 and offers Investor shares and Institutional shares. The Domini Impact International Equity Fund offers Investor shares, Class A shares, Institutional shares and Class Y shares. Class A, Institutional and Class Y shares of the Domini Impact International Equity Fund were not offered prior to November 28, 2008, November 30, 2012, and June 15, 2018 respectively. The Investor shares, Institutional shares and Class Y shares are sold at their offering price, which is net asset value. The Class A shares are sold with a front-end sales charge (load) of up to 4.75%. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Class Y shares are generally available only through omnibus accounts held on the books of the Fund for financial intermediaries that have been approved by the Funds’ distributor. Class Y shares are also available to endowments, foundations, religious organizations or other tax-exempt entities, and certain

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eligible retirement and benefit plans. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional and Class Y shares are not subject to distribution and service fees.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds’ significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available or as a result of an event occurring after the close of the foreign market but before pricing the Funds are valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Board of Trustees. Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Trusts’ manager or submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors (including the use of an independent pricing service) by or under the direction of the Funds’ Board of Trustees or its delegates.

No less frequently than annually, Domini Impact Investments LLC (Domini) reviews and performs due diligence with respect to the pricing methodologies

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employed by any independent pricing service approved by the Funds’ Board of Trustees and utilized on behalf of the Funds. As part of this due diligence, Domini reviews each pricing service provider’s policies, procedures, and quality controls. Domini also tests certain valuations provided by the Funds’ pricing services with those received from other vendors, if available, and performs back testing, as applicable. Domini provides an annual due diligence report to the Funds’ Board of Trustees including its determination of whether the pricing methodology employed by such pricing service requires adjustments.

The Funds follow a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used by the Domini Impact Equity Fund, as of July 31, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Communication Services	$122,228,124	$-	$-	$122,228,124
Consumer Discretionary	145,038,087	-	-	145,038,087
Consumer Staples	62,115,172	-	-	62,115,172
Financials	100,770,124	-	-	100,770,124
Health Care	138,063,864	-	-	138,063,864

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	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Industrials	$74,314,318	$-	$-	$74,314,318
Information Technology	400,709,006	-	-	400,709,006
Materials	18,788,509	-	-	18,788,509
Real Estate	29,202,298	-	-	29,202,298
Utilities	5,549,609	-	-	5,549,609

Total	$1,096,779,111	$-	$-	$1,096,779,111

The following is a summary of the inputs used by the Domini International Opportunities Fund, as of July 31, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Argentina	$241,580	$-	$-	$241,580
Australia	-	853,530	-	853,530
Austria	-	98,872	-	98,872
Belgium	-	121,563	-	121,563
Canada	571,337	-	-	571,337
China	196,592	167,924	-	364,516
Denmark	29,491	1,065,785	-	1,095,276
Finland	-	360,257	-	360,257
France	-	2,268,486	-	2,268,486
Germany	-	2,684,866	-	2,684,866
Hong Kong	-	806,214	-	806,214
Hungary	-	37,954	-	37,954
India	250,665	-	-	250,665
Ireland	73,075	224,716	-	297,791
Italy	-	224,393	-	224,393
Japan	-	5,977,385	-	5,977,385
Netherlands	8,110	2,315,903	-	2,324,013
New Zealand	-	88,645	-	88,645
Norway	57,728	205,223	-	262,951
Poland	-	10,553	-	10,553
Singapore	-	95,405	-	95,405
South Africa	43,915	-	-	43,915
South Korea	21,792	-	-	21,792
Spain	18,032	477,331	-	495,363
Sweden	150,357	623,025	-	773,382

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	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Switzerland	$78,396	$966,784	$-	$1,045,180
United Kingdom	567,364	2,132,813	-	2,700,177
United States	1,716,733	469,580	-	2,186,313

Total	$4,025,167	$22,277,207	$-	$26,302,374

The following is a summary of the inputs used by the Domini Sustainable Solutions Fund, as of July 31, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Communication Services	$1,103,738	$650,798	$-	$1,754,536
Consumer Discretionary	2,794,633	1,818,233	-	4,612,866
Consumer Staples	1,739,971	-	-	1,739,971
Financials	1,332,118	1,003,904	-	2,336,022
Health Care	7,078,242	726,308	-	7,804,550
Industrials	2,680,745	3,782,516	-	6,463,261
Information Technology	11,468,152	1,119,728	-	12,587,880
Real Estate	1,170,126	-	-	1,170,126

Total	$29,367,725	$9,101,487	$-	$38,469,212

The following is a summary of the inputs used by the Domini Impact International Equity Fund, as of July 31, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks
Australia	$-	$60,523,376	$-	$60,523,376
Austria	-	17,305,667	-	17,305,667
Belgium	-	13,309,477	-	13,309,477
Brazil	9,685,833	-	-	9,685,833
China	6,961,328	31,999,126	-	38,960,454
Denmark	-	46,177,245	-	46,177,245

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	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Finland	$-	$31,374,857	$-	$31,374,857
France	-	102,391,596	-	102,391,596
Germany	-	92,628,275	-	92,628,275
Hong Kong	-	34,663,811	-	34,663,811
Hungary	-	3,915,477	-	3,915,477
India	-	5,806,874	-	5,806,874
Ireland	-	3,323,177	-	3,323,177
Israel	16,639,678	-	-	16,639,678
Italy	-	58,186,849	-	58,186,849
Japan	-	336,194,647	-	336,194,647
Mexico	3,564,824	-	-	3,564,824
Netherlands	-	50,808,385	-	50,808,385
Norway	-	8,805,454	-	8,805,454
Singapore	-	19,260,122	-	19,260,122
South Africa	29,848,055	-	-	29,848,055
South Korea	-	9,167,889	-	9,167,889
Spain	-	45,348,813	-	45,348,813
Sweden	-	48,346,786	-	48,346,786
Switzerland	-	189,221,880	-	189,221,880
Taiwan	-	24,744,258	-	24,744,258
Thailand	1,599,148	908,381	-	2,507,529
United Kingdom	13,155,114	152,755,256	-	165,910,370
United States	20,841,794	61,691,350	-	82,533,144

Total	$102,295,774	$1,448,859,028	$-	$1,551,154,802

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Funds do not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the

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recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Funds purchase or sell foreign securities, they enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date.

As of July 31, 2021, open foreign currency spot contracts were as follows:

Domini Impact Equity Fund	$-
Domini International Opportunities Fund	-
Domini Sustainable Solutions Fund	-
Domini Impact International Equity Fund	2,046,865

(D) Investment Transactions, Investment Income and Dividends to Shareholders. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income, net of any applicable withholding tax, is recorded on the ex-dividend date or for certain foreign securities, when the information becomes available to the Funds. The Funds earn income daily, net of Fund expenses. Dividends to shareholders of the Domini Impact International Equity Fund and the Domini Sustainable Solutions Fund are usually declared and paid semiannually from net investment income. Dividends to shareholders of the Domini Impact Equity Fund are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(E) Federal Taxes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal

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income or excise tax is deemed necessary. As of July 31, 2021, tax years 2017 through 2020 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(F) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Funds’ redemption fee, which is 2% of the amount redeemed. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Funds. Such fees are retained by the Funds and are recorded as an adjustment to paid-in capital.

The redemption fee was waived by the Funds’ Board of Trustees and was no longer imposed by the Funds effective August 16, 2021.

(G) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(H) Transfer Agent Credits. Per the arrangement with the Funds’ former transfer agent, BNY Mellon Investment Servicing (U.S.) Inc., the Funds had arrangements prior to June 22, 2020, whereby they received earnings credits when positive cash balances were maintained. Such credits were used to offset transfer agency fees.

(I) Indemnification. The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Sponsor. The Funds have retained Domini to serve as investment manager and administrator. Domini is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by

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Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Funds. For its services under the Management Agreements, Domini receives from each Fund a fee accrued daily and paid monthly at the annual rate below of the respective Funds’ average daily net assets before any fee waivers:

Domini Impact Equity Fund	0.20% of the first $2 billion of net assets managed, 0.19% of the next $1 billion of net assets managed, and 0.18% of net assets managed in excess of $3 billion

Domini International Opportunities Fund	0.85% of the first $2 billion of net assets managed, 0.83% of the next $1 billion of net assets managed, and 0.80% of the net assets managed in excess of $3 billion

Domini Sustainable Solutions Fund	0.85% of the first $500 million of net assets managed, 0.83% of the next $500 million of net assets managed, and, 0.80% of net assets managed in excess of $1 billion

Domini Impact International Equity Fund	0.96% of the first $250 million of net assets managed, 0.88% of the next $250 million of net assets managed, and 0.785% of net assets managed in excess of $500 million

Pursuant to a Sponsorship Agreement (with respect to the Domini Impact Equity Fund) Domini provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by Domini under the Management Agreement, Domini answers questions from the general public and the media regarding the securities holdings of the Fund. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Fund at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Domini Impact Equity Fund	0.45% of the first $2 billion of net assets managed, 0.44% of the next $1 billion of net assets managed, and 0.43% of net assets managed in excess of $3 billion

Domini has contractually agreed to reduce its fees and/or reimburse certain ordinary operating expenses of the Funds (excluding brokerage fees and commissions, interest taxes, and other extraordinary expenses) until November 30, 2021, absent an earlier modification as mutually agreed to by the Adviser and Board of Trustees which oversees the Funds, in order to limit the

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annual operating expenses of each share class, net of applicable waivers and reimbursements, as follows:

Domini Impact Equity Fund Investor Shares	1.09%
Domini Impact Equity Fund Class A Shares	1.09%
Domini Impact Equity Fund Institutional Shares	0.74%
Domini Impact Equity Fund Class Y Shares	0.80%
Domini International Opportunities Fund Investor Shares	1.40%
Domini International Opportunities Fund Institutional Shares	1.15%
Domini Sustainable Solutions Fund Investor Shares	1.40%
Domini Sustainable Solutions Fund Institutional Shares	1.15%
Domini Impact International Equity Fund Class A Shares	1.40%
Domini Impact International Equity Fund Class Y Shares	1.12%

For the year ended July 31, 2021, Domini waived fees and reimbursed expenses as follows:

	FEES WAIVED	EXPENSES REIMBURSED

Domini Impact Equity Fund	$-	$26,142
Domini International Opportunities Fund	-	169,083
Domini Sustainable Solutions Fund	-	114,517
Domini Impact International Equity Fund	-	-

As of July 31, 2021, Domini owned less than 1% of any class of the outstanding shares of each Fund.

(B) Submanager. SSGA Funds Management, Inc. ( “SSGA” ) provides investment submanagement services to the Domini International Opportunities Fund, Domini Impact Equity Fund and the Domini Sustainable Solutions Fund on a day-to-day basis pursuant to a submanagement Agreement with Domini. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment submanagement services to the Domini Impact International Equity Fund on a day-to-day basis pursuant to a Submanagement Agreement with Domini. The fees for submanagement services are paid by the adviser and are not an incremental Fund expense. For the year ended July 31, 2021, the fees received by each Fund’s submanager were as follows:

Domini Impact Equity Fund	$244,260
Domini International Opportunities Fund	8,331
Domini Sustainable Solutions Fund	64,118
Domini Impact International Equity Fund	5,132,171

(C) Distributor. The Board of Trustees of the Funds has adopted a Distribution Plan with respect to the Funds’ Investor shares and Class A shares in

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accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSIL), acts as agent of the Funds in connection with the offering of Investor shares of the Funds pursuant to a Distribution Agreement. Under the Distribution Plan, the Funds pay expenses incurred in connection with the sale of Investor shares and Class A shares and pay DSIL a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares and Class A shares. For the year ended July 31, 2021, fees waived were as follows:

FEES WAIVED
Domini Impact Equity Fund Investor Shares	$-
Domini Impact Equity Fund Class A Shares	9,271
Domini International Opportunities Fund Investor Class	2,817
Domini Sustainable Solutions Fund Investor Class	35,311
Domini Impact International Equity Fund Investor Shares	-
Domini Impact International Equity Fund Class A Shares	-

DSIL, the Funds’ Distributor, has received commissions related to the sales of fund shares. For the year ended July 31, 2021, DSIL received $3,303, and $2,076 from the Domini Impact Equity Fund Class A Shares, and the Domini Impact International Equity Fund Class A shares, respectively.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services with respect to the Funds and their shareholders, which services were previously provided by the former transfer agent for the funds or another fulfillment and mail service provider and are supplemental to services currently provided by Ultimus Fund Solutions, LLC ( “Ultimus” ), pursuant to a master services agreement between each Fund and Ultimus. Ultimus acts as the transfer agent and provides certain shareholder servicing for the Funds. For these services, Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2021, there were no fees waived.

(E) Trustees and Officers. Each of the Independent Trustees received an annual retainer for serving as a Trustee of the Trust of $28,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $2,000 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. These expenses are allocated on a pro-rata basis to each shares class of a Fund according to their respective net assets.

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As of July 31, 2021, all Trustees and officers of the Trust as a group owned less than 1% of each Fund’s outstanding shares.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2021, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASE	SALES
Domini Impact Equity Fund	$222,397,311	$243,590,582
Domini International Opportunities Fund	27,811,578	4,067,625
Domini Sustainable Solutions Fund	32,690,149	19,837,674
Domini Impact International Equity Fund	1,322,345,063	1,127,875,684

4. SHARES OF BENEFICIAL INTEREST

At July 31, 2021, there was an unlimited number of shares authorized ($0.00001 par value). Transactions in the Funds’ shares were as follows:

	Year Ended July 31,
	2021		2020
	Shares	Amount	Shares	Amount

Domini Impact Equity Fund

Investor Shares
Shares sold	963,001	$29,510,055	862,267	$20,063,206
Shares issued in reinvestment of dividends and distributions	612,641	18,442,316	706,693	16,220,552
Shares redeemed	(1,849,549)	(56,833,984)	(3,276,885)	(76,191,366)
Redemption fees	-	3,340	-	6,010

Net decrease	(273,907)	$(8,878,273)	(1,707,925)	$(39,901,598)

Class A Shares
Shares sold	17,030	$531,594	20,280	$459,657
Shares issued in reinvestment of dividends and distributions	5,203	156,281	6,252	144,278
Shares redeemed	(39,510)	(1,187,088)	(93,996)	(2,151,604)
Redemption fees	-	-	-	-

Net decrease	(17,277)	$(499,213)	(67,464)	$(1,547,669)

Institutional Shares
Shares sold	663,667	$20,541,303	397,105	$9,215,561
Shares issued in reinvestment of dividends and distributions	81,049	2,427,896	97,693	2,238,525
Shares redeemed	(549,800)	(16,672,782)	(662,359)	(15,394,066)
Redemption fees	-	16,797	-	528

Net increase (decrease)	194,916	$6,313,214	(167,561)	$(3,939,452)

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	Year Ended July 31,
	2021		2020
	Shares	Amount	Shares	Amount

Class Y Shares (formerly Class R Shares)
Shares sold	120,273	$3,791,601	106,860	$2,430,212
Shares issued in reinvestment of dividends and distributions	6,429	193,175	17,365	402,524
Shares redeemed	(92,913)	(2,921,157)	(771,266)	(18,703,344)
Redemption fees	-	404	-	559

Net increase (decrease)	33,789	$1,064,023	(647,041)	$(15,870,049)

Total
Shares sold	1,763,971	$54,374,553	1,386,512	$32,168,636
Shares issued in reinvestment of dividends and distributions	705,322	21,219,668	828,003	19,005,879
Shares redeemed	(2,531,772)	(77,615,011)	(4,804,506)	(112,440,380)
Redemption fees	-	20,541	-	7,097

Net decrease	(62,479)	$(2,000,249)	(2,589,991)	$(61,258,768)

	For the Period November 30, 2020 (commencement of operations) through July 31, 2021
	Shares	Amount

Domini International Opportunities Fund

Investor Class
Shares sold	222,030	$2,314,845
Shares issued in reinvestment of dividends and distributions	924	10,305
Shares redeemed	(3,767)	(39,784)
Redemption fees	-	5

Net increase	219,187	$2,285,371

Institutional Class
Shares sold	2,198,767	$21,988,130
Shares issued in reinvestment of dividends and distributions	12,639	140,924
Shares redeemed	(44,184)	(482,062)
Redemption fees	-	-

Net increase	2,167,222	$21,646,992

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2021

	For the Period November 30, 2020 (commencement of operations) through July 31, 2021
	Shares	Amount

Total
Shares sold	2,420,797	$24,302,975
Shares issued in reinvestment of dividends and distributions	13,563	151,229
Shares redeemed	(47,951)	(521,846)
Redemption fees	-	5

Net increase	2,386,409	$23,932,363

	Year Ended July 31, 2021		For the Period April 1, 2020 (commencement of operations) through July 31, 2020
	Shares	Amount	Shares	Amount

Domini Sustainable Solutions Fund

Investor Class
Shares sold	725,096	$13,364,243	481,421	$6,135,189
Shares issued in reinvestment of dividends and distributions	21,954	416,020	-	-
Shares redeemed	(214,835)	(3,884,402)	(3,851)	(57,181)
Redemption fees	-	3,761	-	-

Net increase	532,215	$9,899,622	477,570	$6,078,008

Institutional Class
Shares sold	177,319	$3,306,221	852,805	$9,586,139
Shares issued in reinvestment of dividends and distributions	31,096	590,212	-	-
Shares redeemed	(9,752)	(188,187)	(37,994)	(583,965)
Redemption fees	-	-	-	-

Net increase	198,663	$3,708,246	814,811	$9,002,174

Total
Shares sold	902,415	$16,670,464	1,334,226	$15,721,328
Shares issued in reinvestment of dividends and distributions	53,050	1,006,232	-	-
Shares redeemed	(224,587)	(4,072,589)	(41,845)	(641,146)
Redemption fees	-	3,761	-	-

Net increase	730,878	$13,607,868	1,292,381	$15,080,182

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2021

	Year Ended July 31,
	2021		2020
	Shares	Amount	Shares	Amount

Domini Impact International Equity Fund

Investor Shares
Shares sold	10,859,739	$90,529,120	19,114,068	$136,900,825
Shares issued in reinvestment of dividends and distributions	410,673	3,673,413	1,249,596	10,096,732
Shares redeemed	(34,306,175)	(281,044,796)	(21,653,741)	(157,553,525)
Redemption fees	-	4,135	-	7,071

Net decrease	(23,035,763)	$(186,838,128)	(1,290,077)	$(10,548,897)

Class A Shares
Shares sold	435,307	$3,882,793	360,128	$2,867,073
Shares issued in reinvestment of dividends and distributions	29,971	288,083	55,690	480,601
Shares redeemed	(1,041,571)	(9,515,142)	(1,023,316)	(8,008,184)
Redemption fees	-	-	-	670

Net decrease	(576,293)	$(5,344,266)	(607,498)	$(4,659,840)

Institutional Shares
Shares sold	21,182,686	$180,725,317	22,615,758	$158,744,158
Shares issued in reinvestment of dividends and distributions	934,245	8,223,281	1,525,183	12,201,461
Shares redeemed	(18,488,956)	(154,695,517)	(26,751,604)	(187,596,632)
Redemption fees	-	964	-	5,792

Net increase (decrease)	3,627,975	$34,254,045	(2,610,663)	$(16,645,221)

Class Y Shares
Shares sold	51,215,124	$428,413,776	14,391,149	$104,052,493
Shares issued in reinvestment of dividends and distributions	1,074,722	9,565,527	581,550	4,664,034
Shares redeemed	(8,225,555)	(71,515,801)	(21,762,865)	(160,703,454)
Redemption fees	-	71	-	-

Net increase (decrease)	44,064,291	$366,463,573	(6,790,166)	$(51,986,927)

Total
Shares sold	83,692,856	$703,551,006	56,481,103	$402,564,549
Shares issued in reinvestment of dividends and distributions	2,449,611	21,750,304	3,412,019	27,442,828
Shares redeemed	(62,062,257)	(516,771,256)	(71,191,526)	(513,861,795)
Redemption fees	-	5,170	-	13,533

Net increase (decrease)	24,080,210	$208,535,224	(11,298,404)	$(83,840,885)

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2021

5. FEDERAL TAX STATUS

The tax basis of the components of net assets for the Funds at July 31, 2021, are as follows:

	Domini Impact Equity Fund	Domini International Opportunities Fund	Domini Sustainable Solutions Fund	Domini Impact International Equity Fund

Undistributed Ordinary Income	$4,450,295	$191,409	$23,672	$11,610,410
Undistributed capital gains	49,604,245	-	570,524	-
Unrealized appreciation/(depreciation)	483,148,841	2,321,361	9,348,643	232,738,920
Capital losses, other losses and other temporary differences	-	-	-	(51,668,674)

Distributable net earnings/(deficit)	$537,203,381	$2,512,770	$9,942,839	$192,680,656

Carryforwards of losses from previous taxable years do not expire and retain their character as either short-term or long-term capital losses. As of July 31, 2021, the Domini Impact International Equity Fund had a short-term capital loss carryover of $51,668,674 and long-term capital loss carryover of $0.

For federal income tax purposes, dividends paid were characterized as follows:

	Domini Impact Equity Fund		Domini International Opportunities Fund	Domini Sustainable Solutions Fund		Domini Impact International Equity Fund
	Year Ended July 31,		For the Period (commencement of operations) through July 31,	Year Ended July 31,		Year Ended July 31,
	2021	2020	2021	2021	2020	2021	2020
Ordinary income	$9,314,253	$4,993,996	$151,254	$1,018,812	$-	$26,500,889	$34,293,339
Long-term capital gain	13,824,026	15,320,008	-	-	-	-	-

Total	$23,138,279	$20,314,004	$151,254	$1,018,812	$-	$26,500,889	$34,293,339

The Funds are subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Funds did not have a liability to

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2021

record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

6. SUBSEQUENT EVENTS

Effective August 1, 2021, each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $32,000. Each Independent Trustee also receives $2,000 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by video or telephone).

7. OTHER RISKS

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Market Risk: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, recessions, the spread of infectious illness or other public health issues, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. If the market values of the securities or other assets held by the Funds fall, including a complete loss on any individual security, the value of your investment will go down. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading or tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Funds invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Funds’ investments may be negatively affected.

Recent Events Risk: The illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in

DOMINI IMPACT EQUITY FUND

DOMINI INTERNATIONAL OPPORTUNITIES FUND

DOMINI SUSTAINABLE SOLUTIONS FUND

DOMINI IMPACT INTERNATIONAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2021

some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time and may adversely affect the value and/or liquidity of the Funds’ investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt including its future impact on the economy and securities markets, likewise may not be known for some time.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Domini Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Sustainable Solutions Fund, and Domini Impact International Equity Fund (collectively, the Funds), each a series of the Domini Investment Trust, including the portfolios of investments, as of July 31, 2021, the related statements of operations for the year then ended or for Domini International Opportunities Fund for the period from November 30, 2020 (commencement of operations) to July 31, 2021, the statements of changes in net assets of Domini Impact Equity Fund and Domini Impact International Equity Fund for each of the years in the two-year period then ended, Domini International Opportunities Fund for the period from November 30, 2020 (commencement of operations) to July 31, 2021, and Domini Sustainable Solutions Fund for the year then ended and period from April 1, 2020 (commencement of operations) to July 31, 2020 and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2021, the results of their operations for the year then ended or for Domini International Opportunities Fund the period from November 30, 2020 to July 31, 2021, the changes in their net assets for each of the years in the two-year period then ended, or for Domini International Opportunities Fund for the period from November 30, 2020 to July 31, 2021, or for Domini Sustainable Solutions Fund for the year then ended and for the period from April 1, 2020 to July 31, 2020 and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2021, by correspondence with custodians and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Domini investment companies since 1993.

Boston, Massachusetts

September 27, 2021

DOMINI IMPACT BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2021

ASSETS
Investments, at value (cost $294,171,026)	$304,819,471
Cash	26,510,374
Foreign currency, at value (cost $894,186)	898,684
Receivable for securities sold	28,441,599
Interest receivable	1,237,499
Collateral on certain derivative contracts	1,622,320
Premium paid for swap contracts	1,150,869
Receivable for variation margin swaps	1,213,636
Receivable for capital shares	238,362
Cash held at other banks (cost $283,575)	284,198
Unrealized appreciation on forward currency contracts	70,845

Total assets	366,487,857

LIABILITIES
Payable for securities purchased	109,325,743
Payable for capital shares	1,328,389
Payable for variation margin swaps	923,283
Cash due to broker (cost $1,057,710)	1,057,710
Management fee payable	120,776
Distribution fee payable	29,613
Other accrued expenses	56,408
Dividend payable	31,503
Premium received swap contracts	441,921
Unrealized depreciation on forward currency contracts	13,605
Foreign tax payable	14

Total liabilities	113,328,965

NET ASSETS	$253,158,892

NET ASSETS CONSISTS OF
Paid-in Capital	$240,931,831
Total distributable earnings (loss)	12,227,061

NET ASSETS	$253,158,892

NET ASSET VALUE PER SHARE

Investor Shares
Net assets	$150,618,090

Outstanding shares of beneficial interest	12,507,202

Net Asset Value And Offering Price Per Share*	$12.04

Institutional Shares
Net assets	$91,318,151

Outstanding shares of beneficial interest	7,636,050

Net Asset Value And Offering Price Per Share*	$11.96

Class Y Shares
Net assets	$11,222,651

Outstanding shares of beneficial interest	931,100

Net Asset Value And Offering Price Per Share	$12.05

* Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

STATEMENT OF OPERATIONS

For the Year Ended July 31, 2021

INCOME
Interest income (net of foreign taxes $14)	$4,820,827

EXPENSES
Management fee	664,530
Administrative fee	519,468
Distribution fees – Investor Shares	370,335
Transfer agent fees – Investor Shares	204,027
Transfer agent fees – Institutional Shares	886
Transfer agent fees – Class Y Shares	1,467
Custody and Accounting fees	144,503
Professional fees	52,909
Registration fees – Investor Shares	22,666
Registration fees – Institutional Shares	26,565
Registration fees – Class Y Shares	2,704
Shareholder Communication fees	21,235
Miscellaneous	25,340
Trustees fees	8,900
Shareholder Service fees – Investor Shares	10,522
Shareholder Service fees – Institutional Shares	106
Shareholder Service fees – Class Y Shares	2

Total expenses	2,076,165
Fees waived and expenses reimbursed	(448,338)

Net expenses	1,627,827

NET INVESTMENT INCOME (LOSS)	3,193,000

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY
NET REALIZED GAIN (LOSS) FROM:
Investments	2,560,543
Swap Contracts	(548,189)
Futures Contracts	(117,906)
Foreign currency	201,980
Forward contracts	(191,252)

Net realized gain (loss)	1,905,176

NET CHANGES IN UNREALIZED APPRECIATION (DEPRECIATION) FROM:
Investments	(2,555,660)
Swap Contracts	608,215
Futures Contracts	(285,711)
Forward Contracts	157,833
Translation of assets and liabilities in foreign currencies	29,940

Net change in unrealized appreciation (depreciation)	(2,045,383)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(140,207)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,052,793

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2021	Year Ended July 31, 2020
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$3,193,000	$3,258,681
Net realized gain (loss)	1,905,176	7,280,305
Net change in unrealized appreciation (depreciation)	(2,045,383)	8,194,990

Net Increase (Decrease) in Net Assets Resulting from Operations	3,052,793	18,733,976

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(6,952,560)	(2,521,089)
Institutional Shares	(2,689,036)	(903,512)
Class Y Shares	(17,941)	-

Net Decrease in Net Assets from Distributions	(9,659,537)	(3,424,601)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	103,667,007	40,899,419
Net asset value of shares issued in reinvestment of distributions and dividends	8,494,115	2,918,086
Payments for shares redeemed	(42,317,807)	(27,333,533)
Redemption fees	4,846	3,948

Net Increase (Decrease) in Net Assets from Capital Share Transactions	69,848,161	16,487,920

Total Increase (Decrease) in Net Assets	63,241,417	31,797,295

NET ASSETS
Beginning of period	$189,917,475	$158,120,180

End of period	$253,158,892	$189,917,475

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — INVESTOR SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2021		2020		2019		2018		2017
For a share outstanding for the period:
Net asset value, beginning of period	$12.49		$ 11.46		$10.92		$11.26		$11.60

Income from investment operations:
Net investment income (loss)	0.18		0.22		0.28		0.26		0.23
Net realized and unrealized gain (loss) on investments	(0.05)		1.04		0.55		(0.33)		(0.29)

Total Income (loss) From Investment Operations	0.13		1.26		0.83		(0.07)		(0.06)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.18)		(0.23)		(0.27)		(0.26)		(0.23)
Distributions to shareholders from net realized gain	(0.40)		-		-		(0.01)		(0.05)
Tax return of capital[1]	-		-		(0.02)		-		(0.00)	[2]

Total Distributions	(0.58)		(0.23)		(0.29)		(0.27)		(0.28)

Redemption fee proceeds[1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$12.04		$ 12.49		$11.46		$10.92		$11.26

Total return	1.06%		11.09%		7.77%		-0.74%		-0.32%
Portfolio turnover	378%		469%		319%		326%		386%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$ 151		$ 144		$121		$ 144		$ 143
Ratio of expenses to average net assets	0.87%	[3]	0.86%	[3,4]	0.87%	[3,4]	0.87%	[4]	0.93%	[4]
Ratio of gross expenses to average net assets	1.10%		1.15%		1.20%		1.14%		1.16%
Ratio of net investment income (loss) to average net assets	1.47%		1.84%		2.55%		2.37%		2.06%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.87% for the year ended July 31, 2019 and 0.86% for the year ended July 31, 2020.

4 Reflects a waiver of fees by the Manager and the Distributor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

	Year Ended July 31,
	2021		2020		2019		2018		2017
For a share outstanding for the period:
Net asset value, beginning of period	$12.41		$ 11.38		$10.89		$11.23		$11.57

Income from investment operations:
Net investment income (loss)	0.23		0.25		0.33		0.30		0.27
Net realized and unrealized gain (loss) on investments	(0.07)		1.04		0.53		(0.34)		(0.29)

Total Income (loss) From Investment Operations	0.16		1.29		0.86		(0.04)		(0.02)

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.21)		(0.26)		(0.34)		(0.29)		(0.27)
Distributions to shareholders from net realized gain	(0.40)		-		-		(0.01)		(0.05)
Tax return of capital[1]	-		-		(0.03)		-		(0.00)	[2]

Total Distributions	(0.61)		(0.26)		(0.37)		(0.30)		(0.32)

Redemption fee proceeds[1]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$11.96		$ 12.41		$11.38		$10.89		$11.23

Total return	1.35%		11.49%		8.06%		-0.36%		-0.13%
Portfolio turnover	378%		469%		319%		326%		386%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$91		$46		$37		$13		$6
Ratio of expenses to average net assets	0.57%	[4]	0.56%	[3,4]	0.57%	[3,4]	0.57%	[4]	0.62%	[4]
Ratio of gross expenses to average net assets	0.73%		0.74%		0.84%		1.03%		1.02%
Ratio of net investment income (loss) to average net assets	1.72%		2.13%		2.84%		2.67%		2.38%

1 Based on average shares outstanding.

2 Amount represents less than $0.005 per share.

3 Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.57% for the year ended July 31, 2019 and 0.56% for the year ended July 31, 2020.

4 Reflects a waiver of fees by the Manager of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND — CLASS Y SHARES

FINANCIAL HIGHLIGHTS

	For the Period June 1, 2021 (commencement of operations) through
	July 31, 2021
For a share outstanding for the period:
Net asset value, beginning of period	$11.85

Income from investment operations:
Net investment income (loss)	0.03
Net realized and unrealized gain (loss) on investments	0.20

Total Income (loss) From Investment Operations	0.23

Less dividends and/or distributions:
Dividends to shareholders from net investment income	(0.03)
Distributions to shareholders from net realized gain	-

Total Distributions	(0.03)

Redemption fee proceeds	-

Net asset value, end of period	$12.05

Total return[1]	1.93%
Portfolio turnover	378%
Ratios/supplemental data (annualized):
Net assets, end of period (in millions)	$11
Ratio of expenses to average net assets	0.65%	[2]
Ratio of gross expenses to average net assets	1.03%
Ratio of net investment income (loss) to average net assets	1.36%

1 Not annualized for periods less than one year.

2 Reflects a waiver of fees by the Manager of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS

July 31, 2021

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Impact Bond Fund (the “Fund”) is a series of the Domini Investment Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”. The Fund offers Investor Shares, Institutional Shares and Class Y shares. Institutional shares and Class Y shares were not offered prior to November 30, 2011, and June 15, 2018, respectively. Institutional shares and Class Y shares commenced operations on November 30, 2011 and June 1, 2021, respectively. Each class of shares is sold at its offering price, which is net asset value. The Institutional shares may only be purchased by or for the benefit of investors that meet the minimum investment requirements, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and that are approved by the Fund’s Distributor. Class Y shares may be purchased through omnibus accounts held on the books of the Fund for financial intermediaries that have been approved by the Funds’ distributor. Class Y shares are also available to endowments, foundations, religious organizations, or other tax-exempt entities, as well as, certain eligible retirement and benefit plans, including 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans. Each class of shares has identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets, and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and registration fees, directly attributable to that class. Institutional shares are not subject to distribution fees. The Fund seeks to provide its shareholders with a high level of current income and total return by investing in bonds and other debt instruments that are consistent with the Fund’s social and environmental standards and the submanager’s security selection approach.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2021

reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Bonds and other fixed-income securities (other than obligations with maturities of 60 days or less) are valued on the basis of valuations furnished by an independent pricing service, use of which has been approved by the Board of Trustees of the Fund. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations of sufficient credit quality (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Fund.

Derivative contracts traded on an exchange shall be valued at their most recent sale or official closing price on the exchange on which they are primarily traded, or, if no sales are reported on such exchange, at the mean between the last available bid and asked quotations on the exchange on which they are primarily traded. Option contracts on securities, currencies and other financial instruments traded over-the-counter shall be valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. Futures contracts shall be valued at the most recent settlement price. Foreign currency forward contracts shall be valued at the value of the underlying currencies at the prevailing currency exchange rates. Swap contracts are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer. Securities (other than short-term obligations with remaining maturities of 60 days or less) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Fund’s Board of Trustees.

No less frequently than annually, Domini Impact Investments LLC (Domini) reviews and performs due diligence with respect to the pricing methodologies employed by any independent pricing service approved by the Fund’s Board of Trustees and utilized on behalf of the Fund. As part of this due diligence, Domini reviews each pricing service provider’s policies, procedures, and quality controls. Domini also tests certain valuations provided by the Fund’s pricing services with those received from other vendors, if available, and performs back

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testing, as applicable. Domini provides an annual due diligence report to the Fund’s Board of Trustees including its determination of whether the pricing methodology employed by such pricing service requires adjustments.

The Fund follows a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the Fund’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of July 31, 2021, in valuing the Fund’s assets carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Assets:

Long Term Investments in Securities:
Mortgage Backed Securities	$-	$119,243,039	$-	$119,243,039
Corporate Bonds and Notes	-	80,424,302	-	80,424,302
Municipal Bonds	-	25,649,422	-	25,649,422
U.S. Government Agency Obligations	-	15,013,212	-	15,013,212
Senior Floating Rate Interests	-	9,104,527	-	9,104,527
Foreign Government & Agency Securities	-	3,308,813	-	3,308,813
Asset Backed Securities	-	1,369,812	-	1,369,812
Convertible Bonds	-	543,949	-	543,949
Certificates of Deposit	-	408,912	-	408,912
Preferred Stock	224,880	-	-	224,880

Total Long Term Investments	$224,880	$255,065,988	$-	$255,290,868

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July 31, 2021

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Short Term Investments in Securities:
U.S. Government Agency Obligations	$-	$49,528,603	$-	$49,528,603

Total Short Term Investments	$-	$49,528,603	$-	$49,528,603

Total Investment in Securities	$224,880	$304,594,591	$-	$304,819,471

Other Financial Instruments:
Forward Currency Contracts	-	70,845	-	70,845
Futures	21	-	-	21
Interest Rate Swap - CCP	-	1,226,095	-	1,226,095

Total Other Financial Instruments	$21	$1,296,940	$-	$1,296,961

Liabilities:

Other Financial Instruments:
Forward Currency Contracts	-	(13,605)	-	(13,605)
Futures	(364,514)	-	-	(364,514)
Credit Default Swap - CCP	-	(2,120)	-	(2,120)
Interest Rate Swap - CCP	-	(806,274)	-	(806,274)
Total Return Swap - OTC	-	(138,772)	-	(138,772)

Total Other Financial Instruments	$(364,514)	$(960,771)	$-	$(1,325,285)

(B) Foreign Currency Translation. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities, and income and expense items denominated in foreign currencies, are translated into U.S. dollar amounts on the respective dates of such transactions. Occasionally, events impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board of Trustees. The Fund does not separately report the effect of fluctuations in foreign exchange rates from changes in market prices on securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in fair value of assets and

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July 31, 2021

liabilities other than investments in securities held at the end of the reporting period, resulting from changes in exchange rates.

(C) Foreign Currency Contracts. When the Fund purchases or sells foreign securities it enters into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed-upon exchange rate on a specified date. The Fund had $421,356 in outstanding open foreign currency spot contracts as of July 31, 2021.

(D) Securities Purchased on a When-Issued or Delayed Delivery Basis. The Fund may invest in when-issued or delayed delivery securities where the price of the security is fixed at the time of the commitment but delivery and payment take place beyond customary settlement time. These securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued or delayed delivery basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained in the transaction, which could result in an unrealized loss at the time of delivery. The Fund establishes a segregated account consisting of liquid securities equal to the amount of the commitments to purchase securities on such basis.

(E) TBA Purchase and Forward Sale Commitments. The Fund may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves and involve a risk of loss if the value of the security to be purchase or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

(F) Derivative Financial Instruments. The Fund may invest in derivatives in order to hedge market risks, or to seek to increase the Fund’s income or gain. Derivatives in certain circumstances may require that the Fund segregate cash or other liquid assets to the extent the Fund’s obligations are not otherwise covered through ownership of the underlying security, financial instrument, or currency. Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and the risk that the use of derivatives could result in greater losses than if it had not been used. Some derivative transactions, including options, swaps, forward contracts, and options on foreign currencies, are entered into directly by the counterparties or through

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July 31, 2021

financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission or the SEC.

(G) Option Contracts. The Fund may purchase or write option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific number of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. The Fund had no purchased option contracts outstanding as of July 31, 2021.

(H) Futures Contracts. The Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts for hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional “variation margin,” based on decrease or increase in the value of the futures contract. Future contracts outstanding at July 31, 2021 are listed in the Fund’s Portfolio of Investments.

(I) Forward Currency Contracts. The Fund may enter into forward currency contracts with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. These contracts are used to hedge foreign exchange risk and to gain exposure on currency. The U.S. dollar value of forward currency contracts is determined using current forward exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the

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July 31, 2021

contract matures or by delivery of the currency. The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risk may exceed amounts recognized on the Statement of Assets and Liabilities. Forward currency contracts outstanding at July 31, 2021 are listed in the Fund’s Portfolio of Investments.

(J) Interest Rate Swap Contracts. The Fund may enter into interest rate swap contracts to hedge interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change on an OTC interest rate swap is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Daily fluctuations in the value of centrally cleared interest rate swaps are settled though a central clearing agent and are recorded in variation margin on the Statement of Assets and Liabilities and recorded as unrealized gain or loss. OTC and centrally cleared interest rate swap contracts outstanding at July 31, 2021, are listed in the Fund’s Portfolio of Investments.

(K) Credit Default Swap Contracts. The Fund may enter into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (“OTC credit default swaps”) or may be executed in a multilateral trade facility platform, such as a registered exchange (“centrally cleared credit default swaps”). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the fund, and the daily change in fair value is accounted for as a variation margin payable or receivable on the Statements of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2021

the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statements of Operations. OTC and centrally cleared credit default swap contracts outstanding at July 31, 2021 are listed in the Fund’s Portfolio of Investments.

(L) Master Agreements. The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s portfolio. Collateral can be in the form of cash or other marketable securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA Master Agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

In a centrally cleared swap, while the Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2021

exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

(M) Investment Transactions, Investment Income, and Dividends to Shareholders. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. The Fund earns income daily, net of Fund expenses. Paydown gains and losses are recorded as an adjustment to interest income. Dividends to shareholders are usually declared daily and paid monthly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(N) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary. As of July 31, 2021, tax years 2017 through 2020 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the Commonwealth of Massachusetts, and New York State.

(O) Redemption Fees. Redemptions and exchanges of Fund shares held less than 30 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Fund. Such fees are retained by the Fund and are recorded as an adjustment to paid-in capital.

The redemption fee was waived by the Fund’s Board of Trustees and was no longer imposed by the Fund effective August 16, 2021.

(P) Other. Income, expenses (other than those attributable to a specific class), gains, and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2021

expenses directly attributable to a specific class are charged against the operations of that class.

(Q) Transfer Agent Credits. Per the arrangement with the Fund’s former transfer agent, BNY Mellon Investment Servicing (U.S.) Inc., the Fund had arrangements prior to June 22, 2020, whereby it received earnings credits when positive cash balances were maintained. Such credits were used to offset transfer agency fees.

(R) Indemnification. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager/Administrator. The Fund has retained Domini to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Fund. For its services under the Management Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at the annual rate of the Fund’s average daily net assets before any fee waivers of 0.33% of the first $50 million of net assets managed, 0.32% of the next $50 million of net assets managed, and 0.315% of next assets managed in excess of $100 million.

For its services under the Administration Agreement, Domini receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.25% of the Fund’s average daily net assets.

Effective November 30, 2020, Domini has contractually agreed to reduce its fees and/or reimburse certain ordinary operating expenses (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses) in order to limit Investor, Institutional, and Class Y share expenses to 0.87%, 0.57%, and 0.65%, respectively, until November 30, 2021, absent an earlier modification by the Board of Trustees which oversee the Fund. For the six months ended January 31, 2021, Domini reimbursed expenses totaling $278,963.

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2021

As of July 31, 2021, Domini owned less than 1% of any class of the outstanding Shares of the Fund.

(B) Submanager. Wellington Management Company LLP (Wellington), a Delaware limited liability partnership, provides investment management services to the Fund on a day-to-day basis pursuant to a submanagement agreement with Domini. The fee for submanagement services is paid by the adviser and is not an incremental Fund expense. For the year ended July 31, 2021, the fees received by the Fund’s submanager were $415,575.

(C) Distributor. The Board of Trustees of the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Act. DSIL Investment Services LLC, a wholly owned subsidiary of Domini (DSIL), acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Investor shares and pays DSIL a distribution fee at an aggregate annual rate not to exceed 0.25% of the average daily net assets representing the Investor shares. For the year ended July 31, 2021, fees waived by DSIL for the Investor shares totaled $169,269.

(D) Shareholder Service Agent. The Trust has retained Domini to provide certain shareholder services to the Fund and its shareholders, which services were previously provided by the former transfer agent for the Fund or another fulfillment and mail service provider and are supplemental to services currently provided by Ultimus Fund Solutions, LLC ( “Ultimus” ), as transfer agent to the Fund, pursuant to a master services agreement between the Fund and Ultimus. For these services, Domini receives a fee from the Fund paid monthly at an annual rate of $4.00 per active account. For the year ended July 31, 2021, Domini waived fees as follows:

FEES WAIVED
Domini Impact Bond Fund Investor Shares	$-
Domini Impact Bond Fund Institutional Shares	106
Domini Impact Bond Fund Class Y Shares	-

(E) Trustees and Officers. Each of the Independent Trustees received an annual retainer for serving as a Trustee of the Trust of $28,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $2,500 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings. These expenses are allocated on a pro-rata basis to each shares class of a Fund according to their respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2021

As of July 31, 2021, all Trustees and officers of the Trust as a group owned less than 1% of the Fund’s outstanding shares.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2021, cost of purchase and proceeds from sales of investments other than short-term obligations were as follows:

	PURCHASES	SALES
U.S. Government Securities	$818,850,242	$807,911,175
Investments in Securities	61,866,148	35,032,086

4. SHARES OF BENEFICIAL INTEREST

	Year Ended July 31,
	2021		2020
	Shares	Amount	Shares	Amount

Investor Shares
Shares sold	3,084,707	$37,222,134	2,510,484	$29,633,328
Shares issued in reinvestment of dividends and distributions	557,060	6,741,497	205,156	2,438,618
Shares redeemed	(2,679,782)	(32,227,667)	(1,731,485)	(20,462,811)
Redemption fees	-	4,797	-	3,893

Net increase	961,985	$11,740,761	984,155	$11,613,028

Institutional Shares
Shares sold	4,611,043	$54,887,601	960,080	$11,266,091
Shares issued in reinvestment of dividends and distributions	144,471	1,734,677	40,554	479,468
Shares redeemed	(801,921)	(9,624,712)	(581,293)	(6,870,722)
Redemption fees	-	49	-	55

Net increase	3,953,593	$46,997,615	419,341	$4,874,892

Class Y Shares
Shares sold	968,570	$11,557,272	-	$-
Shares issued in reinvestment of dividends and distributions	1,493	17,941	-	-
Shares redeemed	(38,963)	(465,428)	-	-
Redemption fees	-	-	-	-

Net increase	931,100	$11,109,785	-	$-

Total
Shares sold	8,664,320	$103,667,007	3,470,564	$40,899,419
Shares issued in reinvestment of dividends and distributions	703,024	8,494,115	245,710	2,918,086
Shares redeemed	(3,520,666)	(42,317,807)	(2,312,778)	(27,333,533)
Redemption fees	-	4,846	-	3,948

Net increase	5,846,678	$69,848,161	1,403,496	$16,487,920

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2021

5. SUMMARY OF DERIVATIVE ACTIVITY

At July 31, 2021, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Total Return Swap Contracts	Receivable for Variation Margin swaps / Unrealized appreciation on OTC swap contracts/Net assets consist of - Total distributable earnings	$-	Payable for Variation Margin swaps / Unrealized depreciation on OTC swap contracts/Net assets consist of - Total distributable earnings	$138,772

Interest Rate contracts	Receivable for Variation Margin swaps / Unrealized appreciation on OTC swap contracts/Net assets consist of - Total distributable earnings	1,213,636	Payable for Variation Margin swaps / Unrealized depreciation on OTC swap contracts/Net assets consist of - Total distributable earnings	782,391

Credit contracts	Receivable for Variation Margin swaps / Unrealized appreciation on OTC swap contracts/Net assets consist of - Total distributable earnings	-	Payable for Variation Margin swaps / Unrealized depreciation on OTC swap contracts/Net assets consist of - Total distributable earnings	2,120

Forward currency contracts.	Unrealized appreciation on forward currency contracts/Net assets consist of -Total distributable earnings	70,845	Unrealized depreciation on forward currency contracts/Net assets consist of -Total distributable earnings	13,605

Futures contracts	Receivable for Variation margin futures/Net assets consist of -Total distributable earnings	-	Payable for Variation margin futures/Net assets consist of -Total distributable earnings	-

Total		$1,284,481		$936,888

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NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2021

For the year ended July 31, 2021, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Total Return Swap Contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from swap contracts	$4,934	$(138,772)

Interest rate contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from swap contracts	(549,014)	751,309

Credit contracts	Net realized gain (loss) from swap contracts/ Net change in unrealized appreciation (depreciation) from swap contracts	(4,109)	(4,322)

Forward currency contracts	Net realized gain (loss) from forward contracts/ Net change in unrealized appreciation (depreciation) from forward contracts	(191,252)	157,833

Futures contracts	Net realized gain (loss) from future contracts/ Net change in unrealized appreciation (depreciation) from future contracts	(117,906)	(285,711)

Total		$(857,347)	480,337

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the year ended July 31, 2021, which are indicative of the volume of these derivative types, were approximately as follows

Futures contracts (notional)	$9,873,588
Forward currency contracts (contract amount)	$5,214,995
OTC interest rate swap contracts (notional)	$5,170,000
Centrally cleared interest rate swap contracts (notional)	$53,557,769
Centrally cleared credit default contracts (notional)	$3,021,341

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2021

6. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2021, is as follows:

Undistributed capital gains	$1,445,797
Unrealized appreciation/(depreciation)	10,849,389
Capital losses, other losses and other temporary differences	(36,620)

Distributable net earnings/(deficit)	$12,258,566

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended July 31,
	2021	2020
Ordinary income	$8,904,751	$3,424,601
Long-term capital gain	754,786	-

Total	$9,659,537	$3,424,601

The Fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for taxes on income, capital gains or unrealized appreciation on securities held or for excise tax on income and capital gains.

7. SUBSEQUENT EVENTS

Effective August 1, 2021, each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $32,000. Each Independent Trustee also receives $2,000 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by video or telephone).

8. OTHER RISKS

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Market Risk: The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, recessions, the spread of infectious illness or other

DOMINI IMPACT BOND FUND

NOTES TO FINANCIAL STATEMENTS (continued)

July 31, 2021

public health issues, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. If the market values of the securities or other assets held by the Fund fall, including a complete loss on any individual security, the value of your investment will go down. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading or tariff arrangements, terrorism, natural disasters, global pandemics and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

Recent Events Risk: The illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time and may adversely affect the value and/or liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Domini Impact Bond Fund and Board of Trustees

Domini Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Domini Impact Bond Fund (the Fund), a series of the Domini Investment Trust, including the portfolio of investments, as of July 31, 2021, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2021, by correspondence with custodians and brokers, or by other appropriate audit procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Domini investment companies since 1993.

Boston, Massachusetts

September 27, 2021

THE DOMINI FUNDS

TAX INFORMATION (UNAUDITED)

FOR THE YEAR ENDED JULY 31, 2021

The amount of long-term capital gains paid for the year ended July 31, 2021 was as follows:

Domini Impact Equity Fund	$13,824,026
Domini International Opportunities Fund	-
Domini Sustainable Solutions Fund	-
Domini Impact International Equity Fund	-
Domini Impact Bond Fund	754,786

For dividends paid from net investment income during the year ended July 31, 2021, the Funds designated the following as Qualified Dividend Income:

Domini Impact Equity Fund	$12,352,275
Domini International Opportunities Fund	356,678
Domini Sustainable Solutions Fund	179,256
Domini Impact International Equity Fund	35,640,632

Of the ordinary distributions made by the Domini Impact Bond Fund during the fiscal year ended July 31, 2021, 22% has been derived from investments in US Government and Agency Obligations. All or a portion of the distributions from this income may be exempt from taxation at the state level. Consult your tax advisor for state specific information.

For corporate shareholders, 100% of dividends paid from net investment income for the Domini Impact Equity Fund were eligible for the corporate dividends received deduction.

	Foreign Tax Paid		Foreign Source Income
	TOTAL	PER SHARE	TOTAL	PER SHARE
Domini Impact Equity Fund	$-	$-	$-	$-
Domini International Opportunities Fund	36,983	0.02	362,120	0.15
Domini Sustainable Solutions Fund	-	-	-	-
Domini Impact International Equity Fund	3,775,921	0.02	39,386,701	0.23
Domini Impact Bond Fund	-	-	-	-

The foreign taxes paid or withheld per share represent taxes incurred by the Funds on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

APPROVAL OF THE CONTINUANCE OF THE MANAGEMENT AGREEMENTS FOR THE DOMINI IMPACT EQUITY FUND, DOMINI SUSTAINABLE SOLUTIONS FUND, DOMINI IMPACT INTERNATIONAL EQUITY FUND, AND DOMINI IMPACT BOND FUND (UNADUITED)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), annually review and consider the fund’s investment management and submanagement agreements. At its meeting held on April 27, 2021, the Board of Trustees (“Board” or “Trustees”) of the Domini Investment Trust (the Trust”), including all of the Independent Trustees, voted to approve the continuance of: (i) the Amended and Restated Management Agreement with Domini Impact Investments LLC (“Domini” or the “Adviser”) for the Domini Impact Equity Fund (the “Equity Fund”), Domini Sustainable Solutions Fund (the “Sustainable Solutions”), and Domini Impact International Equity Fund (the “International Fund”), (ii) the Amended and Restated Management Agreement with Domini with respect to the Domini Impact Bond Fund (the “Bond Fund) (each a “Management Agreement” and collectively, the “Management Agreements”), (iii) the Submanagement Agreements between Domini and SSGA Funds Management, Inc. (“SSGA” or “Subadviser”) with respect to the Equity Fund and the Sustainable Solutions Fund, respectively, (iv) the Amended and Restated Submanagement Agreement between Domini and Wellington Management Company LLP (“Wellington Management” or “Subadviser”) with respect to the International Fund, and (v) the Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to the Bond Fund (each a “Submanagement Agreement” and collectively, the “Submanagement Agreements” and with the Management Agreements, the “Agreements”). The Equity Fund, the Sustainable Solutions Fund, the International Fund and the Bond Fund are each referred to as a “Fund” and collectively, the “Funds.”

Prior to the April 27, 2021, meeting, the Board requested, received, and reviewed written responses from Domini, SSGA, and Wellington Management to questions posed to them on behalf of the Independent Trustees and supporting materials relating to those questions and responses. The Board considered both written and verbal information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the continuation of the Agreements at the meeting of the Independent Trustees on April 16, 2021. Information provided to the Board at its meetings throughout the year included, among other things, reports on each Fund’s performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Funds by SSGA, Wellington Management, and Domini and their affiliates.

The Board considered the Management Agreements and the Submanagement Agreements separately in the course of its review. In doing so, the Board noted the respective roles of the Adviser and Subadviser in providing services to the Funds.

Throughout the process, the Board had the opportunity to ask questions of and request additional information from Domini, SSGA, and Wellington Management. The Board was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received memoranda from counsel to the Trust discussing the legal standards for their consideration of the Agreements. The Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present to discuss the proposed continuation of the Agreements, including prior to the April 27, 2021, meeting.

In connection with the Board’s consideration of the renewal of the Agreements with respect to each of the Funds, the Board received written materials in advance of the meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Funds by Domini, SSGA, and by Wellington Management; (ii) a description of Domini’s, SSGA’s, and Wellington Management’s investment management and other personnel and their background and experience; (iii) an overview of Domini’s, SSGA’s, and Wellington Management’s operations and financial condition; (iv) a comparison of each Funds’ advisory fee and overall expenses with those of comparable mutual funds selected by Strategic Insight, a third party provider of mutual fund data; (v) performance information for comparable mutual funds and for comparatively managed accounts, if any; (vi) the level of profitability from Domini, SSGA, and Wellington Management’s relationships with the Funds; (vii) a description of Domini’s, SSGA’s, and Wellington Management’s brokerage practices (including any soft dollar arrangements); and (viii) Domini’s, SSGA’s, and Wellington Management’s compliance policies and procedures, including policies and procedures for personal securities transactions and with respect to cybersecurity, business continuity and disaster recovery.

In reaching their determination to approve the continuance of the Management Agreements and Submanagement Agreements with respect to each Fund, the Trustees reviewed and evaluated information and a variety of factors that they believed relevant and appropriate through the exercise of their reasonable business judgment. The Trustees’ determination to approve the continuation of each Agreement was based on a comprehensive consideration of all written and verbal information provided to the Board throughout the year and specifically with respect to the continuation or approval of such Agreements, as applicable, as well as information considered in connection with continuation or initial approval of the Agreements in prior years. In addition to the April 27, 2021, meeting at which continuation of the Agreements was considered, the Independent Trustees met separately on April 16, 2021, and reviewed and discussed such Agreements.

APPROVAL OF THE MANAGEMENT AGREEMENTS

The primary factors and the conclusions regarding the Management Agreements with respect to each Fund are described below. The Trustees did not identify any particular information or factor that was all-important or controlling, and each Trustee may have weighted certain factors differently. The Trustees noted that the evaluation process with respect to Domini and the Management Agreements is an ongoing one. In evaluating the Management Agreements, the Trustees also took into account their knowledge of Domini, its services and the Funds resulting from their meetings and other information and interactions in past years. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry).

Nature, Quality, and Extent of Services Provided. The Trustees reviewed information and materials provided by Domini related to the Management Agreement with respect to each Fund, including each Management Agreement, Domini’s Form ADV, a description of the firm and its organizational and management structure, its operational history and its legal and regulatory history, the manner in which investment decisions are made and executed, the financial condition of Domini and its ability to provide the services required under the Management Agreements, an overview of the personnel that perform services for the Funds, and Domini’s compliance policies and procedures. The Board also considered Domini’s risk management processes and its policies and procedures with respect to cybersecurity, business continuity and disaster recovery. The Board considered Domini’s financial condition and operations during the COVID-19 pandemic and noted that there had been no material disruption of Domini’s services to the Funds and that Domini had continued to provide the same level, quality, and extent of services to the Funds.

The Trustees reviewed the terms of the Management Agreements and considered that, pursuant to each Management Agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to each Fund and for managing the investment of the assets of each Fund, including by engaging and overseeing the activities of each Fund’s submanager. It was noted that, with respect to the Equity Fund and the Sustainable Solutions Fund, Domini applies its environmental and social standards to select such Fund’s investments and that SSGA Funds Management, Inc. (“SSGA”), the Fund’s submanager, purchases and sells securities to implement Domini’s selections and for managing the amount of the Fund’s assets to be held in short-term investments. It was noted that, with respect to the International Fund and the Bond Fund, Domini applies its environmental and social standards to a universe of securities provided by Wellington

Management Company LLP (“Wellington Management”), such Funds’ submanager, and that Wellington Management provides the day-to-day portfolio management of such Funds, including making purchases and sales of eligible portfolio securities consistent with each such Fund’s investment objective and policies.

The Trustees considered the scope and the quality of the services provided by Domini to each Fund under the respective Management Agreement. They considered the professional experience, tenure, and qualifications of the investment management team and the other senior personnel at Domini who are responsible for the management of the Funds, including the oversight of each Fund’s submanager. They also considered Domini’s capabilities and experience in the development and application of environmental and social investment standards and its reputation and leadership in the socially responsible investment community. The Trustees considered the information they had received from Domini concerning the professional experience of its research team. They noted that the senior members of Domini’s research team had years of experience in the development and application of environmental and social investment standards. The terms of each Management Agreement were also reviewed by the Trustees. It was noted that no change to services was proposed. In addition, they considered Domini’s compliance record. The Trustees also noted that, on a regular basis, they receive information from the Trust’s Chief Compliance Officer (CCO) regarding Domini’s compliance policies and procedures, including its Code of Ethics. The Trustees also took into account that the scope of services provided by Domini and the undertakings required of Domini in connection with those services, including maintaining and monitoring its own and the Funds’ compliance programs, had expanded over time as a result of regulatory, market, and other developments. In this regard, they considered Domini’s services with respect to compliance with reporting modernization and liquidity risk management requirements. They also considered the quality of Domini’s compliance oversight program with respect to the Funds’ service providers, including each Fund’s submanager. They also considered both the investment advisory services and the nature, quality, and extent of the administrative and other non-advisory services, including shareholder servicing and distribution support services that are provided to the Funds and its shareholders by Domini and its affiliates. The Board also considered the significant risks assumed by Domini in connection with the services provided to the Funds, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory, and compliance risks with respect to the Funds.

The Trustees noted that Domini administers each Fund’s business and other affairs pursuant to the Management Agreements, and with respect to the Equity Fund, also pursuant to a Sponsorship Agreement, and with respect to the Bond Fund, also pursuant to an Administration Agreement. It was noted that, among other things, Domini provides each Fund with office space, administrative services and personnel as are necessary for operations, and that Domini pays all of the compensation of the officers and the Trustees who are not Independent Trustees. The Trustees considered the quality of the administrative services Domini provided to each Fund, including Domini’s role in coordinating and monitoring the activities of service providers. They noted that they were satisfied with the quality of the management and administrative services provided by Domini to each Fund, particularly Domini’s oversight of each Fund’s submanager and development and application of environmental and social investment standards.

Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services provided by Domini to each Fund under the respective Management Agreement.

Performance Information. The Trustees considered the investment performance of each of the Funds. They considered whether the Funds had operated within their respective investment objectives, as well as their compliance with their investment restrictions. Among other performance data considered, the Trustees reviewed the net investment performance of each of the Funds based on data provided to them by Domini for various time periods, including for the 1-, 3-, 5-, and 10-year periods ended December 31, 2020 (or, for the Sustainable Solutions Fund, which recently commenced operations, for the latest 6 months and Since Inception periods). The Trustees compared these investment returns to the returns of each Fund’s respective benchmark index for the same periods. The Trustees also compared the net investment returns of Investor Shares of each of the Equity Fund, International Fund, and Bond Fund for the 1-, 3-, 5-, and 10-year periods as of February 28, 2021 (or, for the Sustainable Solutions Fund, which recently commenced operations, for the latest 6 months and Since Inception periods) to the performance of a peer group of socially responsible (SRI) funds and non-SRI Funds, as applicable, as identified by Strategic Insight, an independent third-party data provider.

The Board noted that while it found the data provided by the third-party data provider generally useful, the Board recognized the data’s limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the performance peer group. The Board also took into account management’s discussion of the Morningstar categories in which the Funds were placed, including any differences between each Fund’s investment strategy and the strategy of the funds in that Fund’s respective category, as well as compared to the peer group selected by the independent third-party data provider.

Among other performance data considered, the Trustees took into account the following:

Equity Fund

The Trustees considered that, based on data provided by Strategic Insight, the Equity Fund’s Investor shares had positive net investment performance for all periods ended February 28, 2021, and had outperformed relative to the applicable SRI peer group for the 1- and 3-year periods and underperformed for the 5- and 10- year periods ended February 28, 2021 compared to the group’s average performance for the same period. The Trustees also noted that the Fund’s net investment returns outperformed relative to the Fund’s benchmark for the 1- and 3-year periods and underperformed for the, 5- and 10-year periods ended December 31, 2020.

The Trustees took into account Domini’s discussion of the Fund’s performance relative to its peers and benchmark, and the actions taken to address the Fund’s performance including the changes to the Fund’s investment strategy and submanager that took effect December 1, 2018. The Board also noted Domini’s discussion of the Fund’s more recent improved performance since the change to the Fund’s investment strategy. The Trustees concluded that they had continued confidence in Domini’s overall capability to manage the Equity Fund.

Sustainable Solutions Fund

The Trustees noted that the Fund commenced operations on April 1, 2020. The Trustees considered that Investor shares had positive net investment performance for the latest 6 months and Since Inception periods ended December 31, 2020 and February 28, 2021, The Trustees also noted that the Fund’s net investment returns outperformed relative to the Fund’s benchmark for the latest 6 months and Since Inception periods ended December 31, 2020 and February 28, 2021.

The Trustees took into account Domini’s discussion of the Fund’s performance relative to its benchmark, the recent change in the Fund’s benchmark from the FTSE Global All Cap Index (gross) to the MSCI World Investable Market Index (net), and the short period of time since the Fund’s inception. The Trustees concluded that they had continued confidence in Domini’s overall capability to manage the Sustainable Solutions Fund.

International Fund

The Trustees considered that, based on data provided by Strategic Insight, the International Fund’s Investor shares had positive net investment returns for all periods ended February 28, 2021. The Trustees considered that the International Fund’s Investor shares had underperformed the applicable SRI peer group average for the 1-, 3-, 5-, and 10-year periods. The Trustees also noted that the International Fund had outperformed relative to the Fund’s benchmark for the 10-year period ended December 31, 2020 and had underperformed for the 1-, 3-, and 5-year periods.

The Trustees considered Domini’s and Wellington Management’s discussion of the Fund’s performance over various periods, including the performance of its quantitative model, the impact of current market conditions on the Fund’s investment style and took into account management’s discussion of the Fund’s performance over the longer term. The Trustees took into account the actions taken by management to address the Fund’s underperformance. The Trustees concluded that they had continued confidence in Domini’s overall capability to manage the International Fund.

Bond Fund

The Trustees considered that, based on data provided by Strategic Insight, the Bond Fund’s Investor shares had outperformed the applicable SRI peer groups compared to each group’s average performance for the 1-, 3-, and 5-year periods and underperformed for the 10-year period. The Bond Fund’s Investor shares had outperformed the non-SRI peer group’s average performance for the 1-, 3-, 5-, and 10-year periods. The Trustees also noted that the Bond Fund had outperformed relative to the Fund’s benchmark for the 1-, 3-, and 5-year period ended December 31, 2020, and underperformed for the 10-year period.

The Trustees considered Domini’s discussion of the Fund’s performance, including its strong performance over the more recent periods relative to the funds in its peer groups and the impact of the performance of the Bond Fund for periods prior to the change in the Fund’s submanager to Wellington Management and the change in the Fund’s benchmark to the Barclays U.S. Aggregate Bond Index in January 2015 on the longer-term periods. The Trustees concluded that they had continued confidence in Domini’s overall capability to manage the Bond Fund.

Fees and Other Expenses. The Trustees considered the management fees paid by each Fund to Domini, the submanagement fees paid by Domini to each Fund’s submanager with respect to each Fund, the portion of the fees retained by Domini, and Domini’s contractual expense limitation arrangement with respect to each Fund. It was noted that the management fee for the Equity Fund, International Fund and Bond Fund was lowered in 2017. It was noted that the management fee for the Equity Fund had been lowered further in connection with the changes to the Fund’s investment strategy and submanager that took effect December 1, 2018. The Trustees also considered the sponsorship fee rate paid by the Equity Fund to Domini under the Sponsorship Agreement and the administrative fee paid by the Bond Fund to Domini under the Administration Agreement and the services provided under each such agreement. The Board took into account management’s discussion of the Funds’ expenses, including the differences between the amount of those expenses and the expenses borne by the Funds in the Funds’ respective expense peer groups, as well as the impact of the size of the Domini Fund complex on expenses relative to those of the other funds in each Fund’s respective peer group. The Board also took into account the level and type of services provided by Domini to the Funds. The

Board also noted management’s discussion of the management fee structure with respect to each Fund and considered that Domini was waiving and/or reimbursing certain expenses for each of the Funds. The Board also took into account other comparative data compiled from Morningstar related to the Funds’ fees and expenses.

The Trustees also considered the information provided to them by Strategic Insight including data relating to the level of the each Fund’s management fee (aggregate of any sponsorship or administrative fee, as applicable) versus the aggregate management fee (which includes advisory and administrative fees) for the relevant Strategic Insight peer groups of SRI and non-SRI funds (for the Bond Fund), as applicable, and compared each Fund’s total expense ratio, after giving effect to contractual fee waiver arrangements, to the total expense ratio of those peers. The Trustees also considered that Domini (and not the Funds) pays each Fund’s submanager from its advisory fee.

Among other expense data considered, the Trustees took into account the following:

Equity Fund

Based on the information provided by Strategic Insight, the Trustees noted that the aggregate management fees for the Equity Fund’s Investor shares were lower than the median aggregate management fees of the Fund’s SRI peer group. They also considered that the total expense ratio of the Equity Fund’s Investor shares, before and after giving effect to the applicable contractual expense waivers, was lower than the average total expense ratio of the SRI peer group, before and after waivers.

Sustainable Solutions Fund

Based on the information provided by Strategic Insight, the Trustees considered that the aggregate management fees for the Sustainable Solutions Fund’s Investor shares were lower than the median aggregate management fees of the Fund’s SRI peer group. They also noted that the total expense ratio of the Sustainable Solutions Fund’s Investor shares, after giving effect to waiver arrangements, was higher than the median and average total expense ratios of the SRI peer group.

International Fund

Based on the information provided by Strategic Insight, the Trustees considered that the aggregate management fees for the International Fund’s Investor shares were higher than the median and average aggregate management fees of the SRI peer group. They also noted that the total expense ratio of the International Fund’s Investor shares was higher than the median and average total expense ratios of the SRI peer group.

Bond Fund

Based on the information provided by Strategic Insight, the Trustees considered that the aggregate management fees for the Bond Fund’s Investor shares, before and after giving effect to Domini’s contractual fee waiver arrangement, were higher than the median aggregate management fees of the relevant SRI and non-SRI peer groups, before and after waivers. They also noted that the total expense ratio of the Bond Fund’s Investor shares, before and after giving effect to applicable contractual expense waivers, was higher than the median total expense ratio of the SRI peer group and lower than the median total expense ratio of the non-SRI peer group, before and after waivers.

Based on the foregoing, the Trustees concluded that management fees payable by each of the Funds were fair and reasonable in relation to the nature and quality of services provided and supported approval of the continuance of the Management Agreements.

Costs of Services Provided and Profitability. The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini in respect of its management relationship with each Fund and sponsorship relationship with the Equity Fund and administrative relationship with the Bond Fund for the 2020 calendar year, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini in connection with the operations of each Fund for December 31, 2020 which reflected the effect of the COVID-19 pandemic for that period. The Trustees also noted that Domini paid the submanagement fees for each of the Funds out of the management fees that it received from each Fund. The Trustees also considered that Domini had entered into expense limitation arrangements with respect to the Funds. The Board also took into account the risks that Domini assumes as Adviser including entrepreneurial, operational, reputational, litigation, and regulatory risk. The Trustees concluded that they were satisfied that the level of profitability of Domini and its affiliates with respect to the services provided to each Fund was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by Domini as each Fund’s assets increased and the extent to which such economies of scale were reflected in the fees charged with respect to each Fund under the Management Agreements. The Trustees noted that there were breakpoints in the fee schedules with respect to each Fund. The Trustees concluded that breakpoints were an effective way to share economies of scale and that this was a positive factor in support of the approval of the continuance of the Management Agreements.

Other Benefits. The Trustees considered the other benefits that Domini and its affiliates receive from their relationship with each Fund. The Trustees also considered the fees payable to Domini under the Sponsorship Agreement and Administration Agreement. The Trustees considered that Domini’s profitability would be lower if the benefits described above were not received. The Trustees considered the brokerage practices of Domini and noted that, based on information provided to them, Domini does not currently receive the benefits of soft dollar commissions with respect to the Funds. The Trustees also considered the intangible benefits that may accrue to Domini and its affiliates by virtue of their relationship with the Funds. The Trustees concluded that the benefits received by Domini and its affiliates, as outlined above, were reasonable in the context of the relationship between Domini and each of the Funds, and supported the approval of the continuance of the Management Agreements.

APPROVAL OF THE SUBMANAGEMENT AGREEMENTS

The primary factors and the conclusions regarding the Submanagement Agreements with respect to each Fund are described below. The Trustees did not identify any particular information or factor that was all-important or controlling, and each Trustee may have weighted certain factors differently. The Trustees noted that the evaluation process with respect to SSGA and Wellington Management and the Submanagement Agreements is an ongoing one. In evaluating the Submanagement Agreements, the Trustees took into account their knowledge of SSGA and Wellington Management, and each of their services and the Funds resulting from their meetings and other information and interactions in past years. The Trustees also took into account the recommendations and performance evaluations of Domini with respect to SSGA and Wellington Management and considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry).

Nature, Quality, and Extent of Services Provided. The Trustees reviewed information and materials provided by SSGA and Wellington Management related to the Submanagement Agreements with respect to each Fund, including each Submanagement Agreement, SSGA’s and Wellington Management’s Form ADV, a description of each firm and its organizational and management structure, its operational history and its legal and regulatory history, the manner in which investment decisions are made and executed, the financial condition of SSGA and Wellington Management and each firm’s ability to provide the services required under the Submanagement Agreements, an overview of the personnel that perform services for each Fund, and SSGA and Wellington Management’s compliance policies and procedures. The Board also considered SSGA’s and Wellington Management’s risk management processes and its policies and procedures with respect to cybersecurity, business continuity, and disaster recovery. The Board considered the financial condition and operations of each of SSGA and Wellington Management during the COVID-19 pandemic and noted that there had been no material disruption of SSGA’s or Wellington Management’s services to the Funds and that SSGA and

Wellington Management had each continued to provide the same level, quality, and extent of services to the respective Funds.

The Trustees reviewed the terms of each Submanagement Agreement and considered the scope and quality of the services provided by SSGA and Wellington Management to each Fund under the respective Submanagement Agreement. The Trustees noted that pursuant to each Submanagement Agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to each Fund and for managing the investment of the assets of each Fund, which it does by engaging and overseeing the activities of SSGA and Wellington Management. It was noted, with respect to the Equity Fund and the Sustainable Solutions Fund, that Domini applies its environmental and social standards to select such Fund’s investments and that SSGA, the Fund’s submanager, purchases and sells securities to implement Domini’s selections and for managing the amount of the Fund’s assets to be held in short-term investments. It was noted with respect to the International Fund and Bond Fund, that Domini applies its environmental and social standards to a universe of securities provided by Wellington Management with respect to each Fund and that Wellington Management provides the day-to-day portfolio management of each Fund, including making purchases and sales of securities consistent with each Fund’s investment objective and policies and Domini’s environmental and social standards.

The Trustees then considered the professional experience, tenure, and qualifications of the portfolio management team of each Fund and the other senior personnel at SSGA and Wellington Management. They also reviewed SSGA and Wellington Management’s compliance record. The Trustees also noted that, on a regular basis, it receives information from the Trust’s Chief Compliance Officer (CCO) regarding SSGA and Wellington Management’s compliance policies and procedures, including its Code of Ethics. They noted SSGA and Wellington Management’s implementation of liquidity risk management reporting requirements required by SEC regulation. The Trustees noted that there were no material changes to the teams providing services to each Fund. The Trustees also received information with respect to SSGA and Wellington Management’s brokerage policies and practices, including with respect to best execution and soft dollars. The terms of the Submanagement Agreements were also reviewed by the Trustees.

Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality, and extent of services provided by SSGA and Wellington Management to each Fund under the applicable Submanagement Agreement.

Performance Information. As noted above, the Trustees reviewed the investment performance (gross and net of all fees and expenses) of the Equity Fund, Sustainable Solutions Fund, International Fund, and Bond Fund over various periods based on data provided to them by SSGA, Wellington Management, and by Domini, with respect to each Fund, as applicable. This information was compared to performance information with respect to each Fund’s applicable benchmark. The Trustees also compared the net investment returns of Investor Shares of each of the Equity Fund, International Fund and Bond Fund for the 1-, 3-, 5-, and 10-year periods as of February 28, 2021 (or, for the Sustainable Solutions Fund, which recently commenced operations, for the latest 6 months and Since Inception periods), to the performance of a peer group of socially responsible (SRI) funds and non-SRI Funds, as applicable, as identified by Strategic Insight, an independent third-party data provider. The Trustees also took into account Domini’s evaluation of SSGA’s and Wellington Management’s performance with respect to each Fund.

The Trustees concluded that they had continued confidence in SSGA’s and Wellington Management’s overall capability to manage the respective Fund(s) for which they served as Submanager.

Fees and Other Expenses. The Trustees considered the submanagement fees paid by Domini to SSGA and Wellington Management under the Submanagement Agreements with respect to each Fund. The Trustees noted that each Submanagement Agreement had been negotiated at arms-length between Domini and SSGA or Wellington Management, as applicable. It was noted that the submanagement and management fees with respect to the Equity Fund, International Fund and Bond Fund were lowered in 2017. It was noted that the management and submanagement fee for the Equity Fund had been lowered further in connection with the changes to the Fund’s investment strategy and submanager that took effect December 1, 2018. The Trustees noted SSGA’s representation that it does not manage any other client portfolios that have similar investment objectives and strategies to the Equity Fund and the Sustainable Solutions Fund because of the unique investment approach applied to such Funds (combining investment selection from Domini and trade implementation and management of short-term investments by SSGA). The Trustees noted Wellington Management’s representation that it does not manage any other client portfolios that have similar investment objectives and strategies to the International Fund and the Bond Fund because of the unique investment approach applied to such Funds (combining proprietary analysis from Domini and Wellington Management). The Trustees also compared SSGA’s and Wellington Management’s fee with respect to each Fund against the other Funds and took into account the different investment strategies of each Fund. The Trustees also noted the comparative sub-advisory fee information, as available, in the report provided by Strategic Insight with respect to each Fund. The Trustees noted that, with respect to each Fund, Domini (and not the applicable Fund) pays SSGA and Wellington Management from its management fee and that they had reviewed the management fee and comparative fee information in connection with their consideration of the Management Agreement with respect to each Fund.

The Trustees determined, based on the nature and quality of the services provided by SSGA and Wellington Management, and in light of the preceding factors, that the fees paid by Domini to SSGA and Wellington Management with respect to each Fund were fair and reasonable in relation to the nature and quality of services provided and supported approval of the continuance of the Submanagement Agreement with respect to each Fund.

Costs of Services Provided and Profitability.

Equity Fund and Sustainable Solutions Fund

The Trustees reviewed SSGA’s audited financial statements for the year ended December 31, 2020. The Board noted that it would be difficult for SSGA to estimate profitability with respect to the Fund given the aggregated reporting used by the parent company. Based on the allocation methodology described and information provided, the Trustees concluded that they were satisfied that SSGA’s level of profitability with respect to services provided to the Fund was not excessive. However, the Board also took into account that each Submanagement Agreement was negotiated on an arms-length basis and that Domini paid the cost of the submanagement fees paid to SSGA and not each Fund and that, therefore, the costs of the services provided and the profitability realized by SSGA was not a material factor in the Board consideration.

International Fund and Bond Fund

The Trustees reviewed Wellington Management’s audited statement of financial position as of December 31, 2019. The Trustees also reviewed a pro-forma income statement for the year ended December 31, 2020 provided by Wellington Management, which identified the revenues generated by the Funds as a separate item and reflected assumptions and estimates regarding operating expenses Based on the information provided, the Trustees concluded that they were satisfied that Wellington Management’s level of profitability with respect to services provided to that Fund was not excessive. However, the Board also took into account that the Submanagement Agreements were negotiated on an arms-length basis and that Domini paid the cost of the submanagement fees paid to Wellington Management and not the Funds and that, therefore, the costs of the services provided and the profitability realized by Wellington Management was not a material factor in the Board consideration.

Economies of Scale. The Trustees also considered whether economies of scale would be realized by SSGA and Wellington Management as the assets in each Fund increased and the extent to which economies of scale were reflected in the fee schedule for that Fund under each Submanagement Agreement. The Trustees noted that the submanagement fees are paid by Domini and not the Fund. However, the Trustees noted the breakpoints in fees payable under each Submanagement Agreement with respect to each Fund, as well as breakpoints in the fees payable to Domini under the Management Agreement for each Fund, and concluded that such breakpoints were an effective way to share economies of scale with shareholders as the assets in each Fund grew and supported the approval of the applicable Submanagement Agreement.

Other Benefits. The Trustees considered the other benefits that SSGA and Wellington Management and their respective affiliates received from their relationship with the Funds. The Board noted that one of SSGA’s affiliates currently serves as the Funds’ Custodian. They noted in particular that none of Wellington Management or any of its affiliates provided any other services to the Funds. The Trustees also considered the brokerage practices of SSGA and Wellington Management including each entity’s use of soft dollar arrangements. In addition, the Trustees considered the intangible benefits that accrued to SSGA and Wellington Management and their respective affiliates by virtue of their relationship with the Funds.

The Trustees concluded that the benefits received by SSGA, Wellington Management, and their respective affiliates were reasonable in the context of the relationship between SSGA or Wellington Management, and each applicable Fund, and supported the approval of the Submanagement Agreements with respect to each Fund.

* * * * * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Management Agreements and the Submanagement Agreements would be in the best interest of the respective Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Management Agreements and Submanagement Agreements respectively for an additional one-year period.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

As required by law, the Domini Investment Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for each series of the Trust (each a “Fund” and collectively, the “Funds”), that is designed to assess and manage liquidity risk. Liquidity risk is the risk that a Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Funds’ Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Domini Impact Investments LLC (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report through March 31, 2021 (the “Reporting Period”) that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any Highly Liquid Investment Minimum, and described any material changes that had been made to the Program or were recommended (the “Report”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored each Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that each Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing each Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing each Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources as components of the Fund’s ability to meet redemption requests.

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing each Fund’s investments into one of four liquidity buckets. In reviewing each Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. For each Fund, the Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, no Fund acquired any illiquid investment such that, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by a Fund during the Reporting Period.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage each Fund’s liquidity risk throughout the Reporting Period.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Investment Trust (the “Trust”) as of July 31, 2021. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust. Each Trustee and each Officer of the Trust noted as an interested person is interested by virtue of his or her position with Domini Impact Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 180 Maiden Lane, Suite 1302, New York, NY 10038. Neither the Funds nor the Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

INTERESTED TRUSTEE AND OFFICER
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Domini Family of Funds Overseen by Trustee	Other Directorships Held by Trustee

Amy L. Domini* (71) Chair of the Trust since 2016 and Trustee of the Trust since 1990	Portfolio Manager, Domini Sustainable Solutions Fund (since 2020), Domini International Opportunities Fund (since 2020) and Domini Impact Equity Fund (since 2018), Chairperson (since 2016), Member (since 1997), and Manager (since 1997), Domini Impact Investments LLC; Manager (1998-2017) and Registered Principal (2003-2017), DSIL Investment Services LLC; Manager (since 2002), Domini Holdings LLC (holding company); President (1990-2017), Domini Investment Trust; Private Trustee (since 1987), Loring, Wolcott & Coolidge Office (fiduciary); Partner (since 1994), Loring, Wolcott & Coolidge Fiduciary Advisors, LLP (investment advisor); Manager (since 2010), Loring, Wolcott & Coolidge Trust, LLC (trust company).	5	Board Member (since 2016), Cambridge Public Library Foundation (nonprofit); Trustee (since 1998), New England Quarterly (periodical).

DISINTERESTED TRUSTEES
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Domini Family of Funds Overseen by Trustee	Other Directorships Held by Trustee

Kirsten S. Moy (74) Trustee of the Trust since 1999 and Nominating Committee Chair since 2013	Senior Fellow (since 2014), The Aspen Institute (research and education); Visiting Scholar (2016-2018), Low Income Investment Fund (housing and community revitalization nonprofit); Visiting Scholar (2016-2018), Federal Reserve Bank of San Francisco (bank).	5	Board Member (since 2012), Community Development Finance (asset building non-profit).

Gregory A. Ratliff (61) Trustee of the Trust since 1999 and Lead Independent Trustee since 2013	Senior Vice President (since 2019), Rockefeller Philanthropy Advisors (philanthropy); Vice President (2017-2019), ACT, Inc. (education testing); Lead Senior Program Officer (2007-2017), Gates Foundation (philanthropy).	5	N/A

John L. Shields (68) Trustee of the Trust since 2004 and Audit Committee Chair since 2006	President (since 2018), Advisor Guidance, Inc. (management consulting firm); Managing Director (2016-2018), CFGI, LLC (management consulting firm).	5	Director (since 2018), EverQuote, Inc. (technology company) (public); Director (since 2015), Vestmark, Inc. (software company); Director (since 2008), Cogo Labs, Inc. (technology company); Director (2014-2016), Navigant Consulting, Inc. (management consulting firm) (public).
OFFICERS
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Domini Family of Funds Overseen by Trustee	Other Directorships Held by Trustee

Megan L. Dunphy* (51) Chief Legal Officer of the Trust since 2014, Vice President of the Trust since 2013, and Secretary of the Trust since 2005	General Counsel (since 2014), Managing Director (2015-2017) and Member (since 2017), Domini Impact Investments LLC; Chief Legal Officer (since 2014), Vice President (since 2013) and Secretary (since 2005), Domini Investment Trust.	N/A	N/A

OFFICERS (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Domini Family of Funds Overseen by Trustee	Other Directorships Held by Trustee

Carole M. Laible* (57) President of the Trust since 2017	Portfolio Manager, Domini Sustainable Solutions Fund (since 2020), Domini International Opportunities Fund (since 2020) and Domini Impact Equity Fund (since 2018), CEO and Manager (since 2016), Member (since 2006), Domini Impact Investments LLC; Manager (since 2017), President and CEO (since 2002), Chief Financial Officer (since 1998), Secretary (since 1998), Treasurer (since 1998) and Registered Principal (since 1998), DSIL Investment Services LLC; Manager (since 2016), Domini Holdings LLC (holding company); Vice President (2007-2017) and President (since 2017), Domini Investment Trust.	N/A	N/A

Douglas Lowe* (65) Assistant Secretary of the Trust since 2007	Senior Call Center Manager (since 2019) and Senior Compliance Manager and Counsel (2006-2019), Domini Impact Investments LLC; Assistant Secretary (since 2007), Domini Investment Trust; Registered Operations Professional (since 2012), DSIL Investment Services LLC.	N/A	N/A

Meaghan O’Rourke-Alexander* (41) Assistant Secretary of the Trust since 2007	Compliance Officer (since 2012), Domini Impact Investments LLC; Assistant Secretary (since 2007), Domini Investment Trust.	N/A	N/A

Christina Povall* (51) Treasurer of the Trust since 2017 and Vice President of the Trust since 2013	Chief Financial Officer (since 2014), Managing Director (2014-2017) and Member (since 2017), Domini Impact Investments LLC; Treasurer (since 2017), Assistant Treasurer (2007-2017) and Vice President (since 2013), Domini Investment Trust; Registered Operations Professional (since 2012), DSIL Investment Services LLC.	N/A	N/A

OFFICERS (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in the Domini Family of Funds Overseen by Trustee	Other Directorships Held by Trustee

Maurizio Tallini* (47) Chief Compliance Officer of the Trust since 2005, Vice President of the Trust since 2007, and Chief Information Security Officer of the Trust since 2015	Chief Compliance Officer (since 2005), Chief Operating Officer (2011-2017), Member (since 2007), and Chief Information Security Officer (since 2015), Domini Impact Investments LLC; Vice President (since 2007) and Chief Compliance Officer (since 2005) and Chief Information Security Officer (since 2015), Domini Investment Trust; Chief Compliance Officer (since 2015), Registered Principal (since 2014), and Chief Information Security Officer (since 2015), DSIL Investment Services LLC.	N/A	N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-582-6757.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting domini.com/proxyvoting, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at domini.com, and on the EDGAR database on the SEC’s website at sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Port EX. The Domini Funds’ Forms NPORT-EX are available on the EDGAR database on the SEC’s website at sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on is also available to be viewed at domini.com.

DOMINI FUNDS

P.O. Box 46707

Cincinnati, OH 45246-0707

1-800-582-6757

domini.com

Investment Manager, Sponsor, and Distributor:

Domini Impact Investments LLC (Investment Manager and Sponsor)

DSIL Investment Services LLC (Distributor)

180 Maiden Lane, Suite 1302

New York, NY 10038-4925

Investment Submanagers:

Domini Impact Equity Fund

Domini International Opportunities Fund

Domini Sustainable Solutions Fund

SSGA Funds Management, Inc.

1 Iron Street

Boston, MA 02210

Domini Impact International Equity Fund

Domini Impact Bond Fund

Wellington Management Company LLP

280 Congress Street

Boston, MA 02210

Transfer Agent:

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Custodian:

State Street Bank and Trust Company

100 Summer Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Legal Counsel:

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Sign up for Domini news and impact updates at domini.com/subscribe

Domini Funds

P.O. Box 46707 | Cincinnati, OH 45246-0707

1-800-582-6757 | domini.com | @DominiFunds

Subscribe to Domini news at domini.com/subscribe

Domini Impact Equity FundSM

Investor Shares: CUSIP 257132100 | DSEFX

Institutional Shares: CUSIP 257132852 | DIEQX

Class Y Shares: CUSIP 257132308 | DSFRX

Class A Shares: CUSIP 257132860 | DSEPX

Domini International Opportunities FundSM

Investor Shares: CUSIP 257132753 | RISEX

Institutional Shares: CUSIP 257132746 | LEADX

Domini Sustainable Solutions FundSM

Investor Shares: 257132761 | CAREX

Institutional Shares: 257132779 | LIFEX

Domini Impact International Equity FundSM

Investor Shares: CUSIP 257132704 | DOMIX

Institutional Shares: CUSIP 257132811 | DOMOX

Class Y Shares: CUSIP 257132787 | DOMYX

Class A Shares: CUSIP 257132886 | DOMAX

Domini Impact Bond FundSM Investor Shares: CUSIP 257132209 | DSBFX Institutional Shares: CUSIP 257132829 | DSBIX Class Y Shares: CUSIP 257132795 | DSBYX

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended July 31, 2021, and July 31, 2020, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2021	2020

Domini Impact Equity Fund	$42,500	$41,200
Domini Impact Bond Fund	$35,600	$34,500
Domini Impact International Equity Fund	$35,600	$34,500
Domini Sustainable Solutions Fund	$35,600	$32,500
Domini International Opportunities Fund	$33,600	N/A

(b) Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2021, and July 31, 2020.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2021, and July 31, 2020 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Impact Investments LLC and entities controlling, controlled by, or under common control with Domini Impact Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

(c) Tax Fees

In each of the fiscal years ended July 31, 2021, and July 31, 2020, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2021	2020

Domini Impact Equity Fund	$7,600	$7,350
Domini Impact Bond Fund	$7,600	$7,350
Domini Impact International Equity Fund	$7,600	$7,350
Domini Sustainable Solutions Fund	$7,600	$7,350
Domini International Opportunities Fund	$7,600	N/A

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2021, and July 31, 2020 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d) All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31, 2021 and July 31, 2020 for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2021, and July 31, 2020 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1) Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:

1.	Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Investment Trust, (each such series a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2.	Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3.	Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4.	Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5.	Tax Services

The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6.	All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.	Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8.	Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9.	Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A – Audit Committee Preapproval Policy

Preapproved Audit Services

for

October 29, 2020 through October 31, 2021

Service	Fee Range

Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters	Not to exceed $9,000 per filing

Appendix B - Audit Committee Preapproval Policy

Preapproved Audit-Related Services

for

October 29, 2020 through October 31, 2021

Service	Fee Range

Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies	Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund

Regulatory compliance assistance	Not to exceed $5,000 per quarter

Training Courses	Not to exceed $5,000 per course

Appendix C – Audit Committee Preapproval Policy

Preapproved Tax Services

for

October 29, 2020 through October 31, 2021

Service	Fee Range

Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter1

Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period

Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period

Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period

M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.	Not to exceed $8,000 per merger during the Pre-Approval Period

Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D – Audit Committee Preapproval Policy

Preapproved All Other Services

for

October 29, 2020 through October 31, 2021

Service	Fee Range

With respect to any service set forth in Appendices A, B, or C, and any other permitted services not listed herein, the Audit Committee Chair is delegated pre-approval authority.	Not to exceed $20,000 per service, or $75,000 per annum in the aggregate for all such services.

No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

Exhibit 1 – Audit Committee Preapproval Policy

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

[1]

For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2) None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) According to KPMG for the fiscal year ended July 31, 2021, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2021

Domini Social Equity Fund	0%
Domini Social Bond Fund	0%
Domini International Social Equity Fund	0%
Domini Sustainable Solutions Fund	0%
Domini International Opportunities Fund	0%

(g) There were no non-audit services rendered to the registrant’s Service Providers for the fiscal years ended July 31, 2021 and July 31, 2020.

The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2021 was $ 38,000. These fees related to the 2020 Tax Fees described in Item 4 (c). The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2020, were $29,400. These fees related to the 2019 Tax Fees described in Item 4 (c).

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

(b) Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Carole M. Laible, the registrant’s President and Principal Executive Officer, and Christina Povall, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Laible and Ms. Povall determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Laible and Ms. Povall, as appropriate to allow timely decisions regarding required disclosures.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a)(1)	The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3)	Not applicable to the registrant.

(a)(4)	Not applicable to the registrant.

(b)	A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI INVESTMENT TRUST

By:	/s/ Carole M. Laible
Carole M. Laible
President (Principal Executive Officer)

Date: October 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carole M. Laible
Carole M. Laible
President (Principal Executive Officer)

Date: October 6, 2021

By:	/s/ Christina Povall
Christina Povall
Treasurer (Principal Financial Officer)

Date: October 6, 2021